UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund:	BlackRock Capital Allocation Term Trust (BCAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital
Allocation Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2024

Date of reporting period: 06/30/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

June 30, 2024
2024 Semi-Annual Report (Unaudited)

BlackRock Capital Allocation Term Trust (BCAT)
BlackRock ESG Capital Allocation Term Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Capital Allocation Term Trust’ s (BCAT) and BlackRock ESG Capital Allocation Term Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2024
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$ 0.072129	$ —	$ —	$ 0.850761	$ 0.922890	8%	— %	— %	92%	100%
ECAT	0.054004	—	—	0.992926	1.046930	5	—	—	95	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BCAT	$ 0.285390
ECAT	0.296930
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2024 BlackRock Semi-Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

2024 BlackRock Semi-Annual Report to Shareholders

Option Over-Writing Strategy
Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Consolidated Schedule of Investments and the Notes to Consolidated Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary as of June 30, 2024

BlackRock Capital Allocation Term Trust (BCAT)
Investment Objective
BlackRock Capital Allocation Term Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2024 ($16.41)(a)	20.87%
Current Monthly Distribution per Common Share(b)	$0.285390
Current Annualized Distribution per Common Share(b)	$3.424680

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on August 1, 2024, was increased to $0.286990 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	06/30/24	12/31/23	Change	High	Low
Closing Market Price	$ 16.41	$ 14.95	9.77%	$ 16.91	$ 14.83
Net Asset Value	17.60	17.25	2.03	17.88	16.98
Performance
Returns for the period ended June 30, 2024 were as follows:
		Average Annual Total Returns
	6-month	1 Year	Since Inception(a)
Trust at NAV(b)(c)	7.97%	13.15%	4.78%
Trust at Market Price(b)(c)	16.15	19.89	2.85
50% MSCI World Index / 50% Bloomberg U.S. Aggregate Bond Index(d)	5.40	11.19	5.03
MSCI World Index(e)	11.75	20.19	12.83
Bloomberg U.S. Aggregate Bond Index(f)	(0.71)	2.63	(2.68)
MSCI ACWI(g)	11.30	19.38	11.66

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
Effective June 30, 2024, the Trust changed its reporting benchmarks from MSCI ACWI and Bloomberg U.S. Aggregate Bond Index to a customized reference benchmark consisting of
MSCI World Index (50%) and Bloomberg U.S. Aggregate Bond Index (50%). The investment adviser believes the new benchmark represents a more appropriate reporting benchmark for the Trust.

(e)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(f)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(g)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

2024 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2024(continued)

BlackRock Capital Allocation Term Trust (BCAT)
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, financials and healthcare sectors were the primary contributors to the Trust’s absolute return. In fixed-income, positioning in corporate bonds and securitized assets had the largest positive impact on performance.
In equities, positioning in index-related futures (used mainly as a risk-management strategy during times of heightened market volatility) detracted. Holdings in the real estate sector also pressured absolute returns. Duration management via interest-rate derivatives detracted in fixed-income, as did positions in agency mortgage-backed securities.
The Trust used derivatives, which may include options, futures, swaps and forward foreign currency exchange contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. In the aggregate, the Trust’s use of derivatives made a modest contribution to performance. The Trust’s use of cash had no material impact on performance.
Private investments comprised approximately 12.9% of the Trust’s total assets at the close of the period. In total, the Trust’s holdings in this area made a small contribution to results.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocation to equities decreased by 1.4 percentage points, with the largest reductions in consumer staples and industrials. This was partially offset by increased positions in information technology and utilities. The Trust’s total weighting in fixed-income fell by 5.9 percentage points, with the largest reductions in securitized assets, and to a lesser extent, investment-grade corporates and emerging-market government bonds. The Trust’s allocation to high yield bonds increased modestly. As a result of these changes, the Trust’s cash position rose.
Describe portfolio positioning at period end.
The Trust had a 55% allocation to equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, financials, healthcare, and consumer discretionary. The Trust used options as an additional source of income. As of June 30, 2024, the Trust had sold options on approximately 10% of its equity positions.
The Trust finished the period with a weighting of 43% in fixed-income, comprised predominately of high yield bonds, securitized assets, to a lesser extent, agency MBS, investment-grade corporates and government bonds where the investment adviser identified attractive yields.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)(b)
Uniform Mortgage-Backed Securities, 4.50%, 07/15/54	4.2%
Microsoft Corp.	3.8
Uniform Mortgage-Backed Securities, 3.50%, 07/15/54	3.5
Amazon.com, Inc.	2.4
Alphabet, Inc.	1.7
NVIDIA Corp.	1.6
ASML Holding NV	1.1
Mastercard, Inc.	1.0
UnitedHealth Group, Inc.	1.0
Shell PLC	0.9

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)(b)
United States	73.3%
Japan	3.3
Cayman Islands	3.2
United Kingdom	2.5
Canada	2.4
France	1.8
Netherlands	1.7
Italy	1.4
Spain	1.2
China	1.2
Germany	1.2
Other#	6.8

(a)	Excludes underlying investment in total return swaps.
(b)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
Trust Summary

Trust Summary as of June 30, 2024

BlackRock ESG Capital Allocation Term Trust (ECAT)
Investment Objective
BlackRock ESG Capital Allocation Term Trust’s (ECAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2024 ($17.54)(a)	20.31%
Current Monthly Distribution per Common Share(b)	$0.296930
Current Annualized Distribution per Common Share(b)	$3.563160

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on August 1, 2024, was increased to $0.300330 per share.  The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	06/30/24	12/31/23	Change	High	Low
Closing Market Price	$ 17.54	$ 16.13	8.74%	$ 17.85	$ 16.04
Net Asset Value	18.76	18.05	3.93	19.05	17.78
Performance
Returns for the period ended June 30, 2024 were as follows:
		Average Annual Total Returns
	6-month	1 Year	Since Inception(a)
Trust at NAV(b)(c)	10.42%	16.29%	6.69%
Trust at Market Price(b)(c)	15.53	24.91	4.12
65% MSCI World Index / 35% Bloomberg U.S. Aggregate Bond Index(d)	7.28	13.84	3.05
MSCI World Index(e)	11.75	20.19	6.38
Bloomberg U.S. Aggregate Bond Index(f)	(0.71)	2.63	(3.40)
MSCI ACWI(g)	11.30	19.38	5.32

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
Effective June 30, 2024, the Trust changed its reporting benchmarks from MSCI ACWI and Bloomberg U.S. Aggregate Bond Index to a customized reference benchmark consisting of
MSCI World Index (65%) and Bloomberg U.S. Aggregate Bond Index (35%). The investment adviser believes the new benchmark represents a more appropriate reporting benchmark for the Trust.

(e)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.
(f)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(g)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

2024 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2024(continued)

BlackRock ESG Capital Allocation Term Trust (ECAT)
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.
In equities, positioning in the information technology, healthcare, and financials sectors were the primary contributors to the Trust’s absolute return. In fixed-income, positioning in corporate bonds and securitized assets had the largest positive impact on performance.
Positioning in energy and materials were the primary detractors from absolute returns in equities. Duration management via interest-rate derivatives detracted in fixed-income, as did positions in agency mortgage-backed securities (“MBS”).
The Trust used derivatives, which may include options, futures, swaps and forward foreign currency exchange contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the use of derivatives made a modest contribution to performance. The Trust’s use of cash had no material impact on performance.
Private investments comprised approximately 5.7% of the Trust’s total assets at the close of the period. In total, the Trust’s holdings in this area made a small contribution to results.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocation to equities rose by 1.1 percentage points, with the largest increases in the information technology, communication services and utilities sectors. On the other hand, its weightings in consumer staples and industrials decreased. The Trust’s allocation to bonds decreased by one percentage point, largely through reductions in investment-grade corporates and securitized assets. The Trust’s allocation to high yield bonds increased modestly, while its weighting in cash remained largely unchanged.
Describe portfolio positioning at period end.
The Trust had a 70% weighting in equities at the close of the period. It had holdings across all sectors, with the largest absolute weightings in information technology, healthcare, financials, and consumer discretionary. The Trust used options as an additional source of income. As of June 30, 2024, the team had sold options on approximately 10.2% of its equity positions.
The Trust finished the period with a weighting of 26% in fixed-income, comprised predominately of high yield bonds, investment-grade corporates, agency MBS, and securitized assets where the investment adviser identified attractive yields.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	4.6%
Uniform Mortgage-Backed Securities, 4.50%, 07/15/54	4.3
NVIDIA Corp.	3.2
Eli Lilly & Co.	2.8
Marsh & McLennan Cos., Inc.	2.0
Mastercard, Inc.	2.0
Alphabet, Inc.	2.0
ASML Holding NV	2.0
Uniform Mortgage-Backed Securities, 5.50%, 07/15/54	1.9
Applied Materials, Inc.	1.8

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments(a)
United States	80.9%
Japan	2.7
France	2.5
Netherlands	2.3
Germany	1.7
United Kingdom	1.4
Cayman Islands	1.3
Italy	1.2
Taiwan	1.0
Other#	5.0

(a)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
Trust Summary

Consolidated Schedule of Investments (unaudited)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Canada — 0.1%
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$ 881,986
Cayman Islands(a)(b) — 3.4%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.91%), 9.24%, 04/20/30	USD	1,950	1,959,971
AGL CLO Ltd.
Series 2020-3A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.89%, 01/15/33		550	551,750
Series 2020-7A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.69%, 07/15/34		250	250,635
AIMCO CLO, Series 2017-AA, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.74%, 04/20/34		250	250,091
Apidos CLO XXII, Series 2015-22A, Class CR, (3- mo. CME Term SOFR + 3.21%), 8.54%, 04/20/31		250	251,057
Apidos CLO XXXV, Series 2021-35A, Class E, (3- mo. CME Term SOFR + 6.01%), 11.34%, 04/20/34		375	376,270
Apidos CLO XXXVII, Series 2021-37A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.89%, 10/22/34		250	251,037
ARES Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3-mo. CME Term SOFR + 6.96%), 12.29%, 10/15/34		1,250	1,254,441
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,476,620
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3- mo. CME Term SOFR + 3.41%), 8.74%, 07/15/34		1,500	1,503,845
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.09%, 10/25/34		625	628,145
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3- mo. CME Term SOFR + 3.31%), 8.64%, 07/15/32		2,700	2,702,758
Bardot CLO Ltd., Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.59%, 10/22/32		250	250,054
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.84%, 07/15/31		250	246,300
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class ER, (3-mo. CME Term SOFR + 7.01%), 12.34%, 07/15/34		250	250,611
Birch Grove CLO Ltd., Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.56%), 8.89%, 10/19/34		750	750,545
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3-mo. CME Term SOFR + 3.36%), 8.69%, 08/20/32		1,000	1,003,489
Canyon CLO Ltd., Series 2020-3A, Class E, (3-mo. CME Term SOFR + 7.51%), 12.84%, 01/15/34		250	251,433
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3- mo. CME Term SOFR + 3.46%), 8.79%, 04/20/32		1,425	1,429,870
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3- mo. CME Term SOFR + 7.01%), 12.34%, 10/15/34		500	501,717
Security		Par (000)	Value
Cayman Islands (continued)
CIFC Funding Ltd.
Series 2014-2RA, Class B1, (3-mo. CME Term SOFR + 3.06%), 8.38%, 04/24/30	USD	1,000	$ 1,003,102
Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.64%, 10/16/34		1,000	1,002,098
Crown City CLO III, Series 2021-1A, Class C, (3-mo. CME Term SOFR + 3.56%), 8.89%, 07/20/34		1,250	1,250,276
Crown Point CLO Ltd., Series 2020-9A, Class DR, (3-mo. CME Term SOFR + 4.01%), 9.34%, 07/14/34		500	500,941
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.39%, 04/20/34		3,000	3,011,771
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	740,900
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 6.36%), 11.69%, 10/20/34		250	250,824
Elmwood CLO X Ltd., Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.85%), 11.17%, 07/20/37		1,000	1,003,717
Flatiron CLO Ltd., Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.00%), 8.59%, 11/16/34		700	700,992
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.29%, 07/20/34		250	250,694
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 12.15%, 07/20/34		1,000	1,002,333
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.84%, 10/19/34		250	250,987
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.29%, 10/18/30		500	501,005
Niagara Park CLO Ltd., Series 2019-1A, Class ER, (3-mo. CME Term SOFR + 6.21%), 11.53%, 07/17/32		1,000	1,002,530
OCP CLO Ltd.
Series 2019-16A, Class ER, (3-mo. CME Term SOFR + 6.61%), 11.91%, 04/10/33		400	399,947
Series 2020-18A, Class DR, (3-mo. CME Term SOFR + 3.46%), 8.79%, 07/20/32		500	500,557
Series 2020-AR, Class D1R, (3-mo. CME Term SOFR + 3.60%), 8.89%, 04/18/37		3,500	3,505,317
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.64%, 07/15/34		250	245,016
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. CME Term SOFR + 6.26%), 11.58%, 04/17/31		250	248,533
Palmer Square CLO Ltd., Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.94%, 07/15/34		250	251,049
Palmer Square Loan Funding Ltd.
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.59%, 04/20/29		1,250	1,250,716
Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.76%), 8.09%, 07/20/29		250	251,239
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.59%, 07/20/29		250	250,239
Series 2021-4A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.59%, 10/15/29		750	750,644
Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 13.10%, 10/15/29		500	502,114

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 7.56%), 12.89%, 01/20/34	USD	600	$ 588,320
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.99%, 07/15/34		1,000	1,000,923
Pikes Peak CLO
Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.84%, 07/15/34		1,000	1,001,424
Series 2020-6A, Class ER2, (3-mo. CME Term SOFR + 6.69%), 12.02%, 05/18/34		500	500,314
Post CLO Ltd.
Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.21%), 8.54%, 04/16/31		500	500,764
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.04%, 10/15/34		750	752,196
Rad CLO Ltd.
Series 2019-3A, Class DR, (3-mo. CME Term SOFR + 3.01%), 8.34%, 04/15/32		250	250,255
Series 2020-9A, Class E, (3-mo. CME Term SOFR + 7.85%), 13.18%, 01/15/34		5,000	5,015,825
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3-mo. CME Term SOFR + 4.41%), 9.74%, 10/15/33		750	751,435
Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.20%, 10/15/33		250	250,609
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.69%, 10/15/34		1,500	1,503,133
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.39%, 01/20/35		500	502,048
RR Ltd., Series 2021-19A, Class D, (3-mo. CME Term SOFR + 6.76%), 12.09%, 10/15/35		250	251,194
RRX Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 12.18%, 07/15/35		750	753,841
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3-mo. CME Term SOFR + 6.16%), 11.49%, 07/20/34		3,750	3,742,030
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.94%, 07/20/34		250	244,539
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	17,550
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.89%, 07/15/32		500	491,909
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.74%, 01/15/34		500	501,045
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.49%, 01/20/31		500	500,432
TICP CLO XV Ltd., Series 2020-15A, Class E, (3- mo. CME Term SOFR + 6.41%), 11.74%, 04/20/33		500	500,552
Trestles CLO Ltd.
Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.49%, 04/25/32		500	500,704
Series 2017-1A, Class D1RR, 07/25/37(c)		500	500,000
Security		Par (000)	Value
Cayman Islands (continued)
Trimaran CAVU Ltd., Series 2019-1A, Class D, (3- mo. CME Term SOFR + 4.41%), 9.74%, 07/20/32	USD	1,750	$ 1,755,596
Whitebox CLO I Ltd.
Series 2019-1A, Class D1RR, (3-mo. CME Term SOFR + 3.10%), 8.44%, 07/24/36		250	250,000
Series 2019-1A, Class ERR, (3-mo. CME Term SOFR + 5.75%), 11.09%, 07/24/36		1,300	1,300,000
Series 2019-1A, Class SUB, 0.00%, 07/24/36		1,000	585,800
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.93%, 10/24/34		2,750	2,758,391
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.94%, 10/15/34		500	501,538
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 7.11%), 12.44%, 10/15/34		500	502,040
			65,042,587
Ireland(b) — 0.6%
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.20%), 7.08%, 04/25/34(a)	EUR	868	931,284
Ares European CLO XII DAC, Series 12A, Class DR, (3-mo. EURIBOR + 3.00%), 6.90%, 04/20/32(a)		875	936,604
CIFC European Funding CLO III DAC, Series 3A, Class D, (3-mo. EURIBOR + 3.60%), 7.51%, 01/15/34(a)		700	754,331
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3-mo. EURIBOR + 3.80%), 7.50%, 12/23/33(a)		2,300	2,479,040
Harvest CLO XXXII DAC, Series 2032X, Class D, (3-mo. EURIBOR + 3.60%), 7.30%, 07/25/37(d)		209	223,829
Henley CLO IV DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 6.88%, 04/25/34(a)		1,000	1,077,476
Invesco Euro CLO V DAC, Series 5A, Class 5A, (3-mo. EURIBOR + 3.80%), 7.71%, 01/15/34(a)		3,150	3,357,409
Penta CLO DAC, Series 2024-17X, Class D, 08/15/38(c)(d)		232	248,460
Prodigy Finance DAC(a)
Series 2021-1A, Class C, (1 mo. Term SOFR + 3.86%), 9.21%, 07/25/51	USD	93	93,840
Series 2021-1A, Class D, (1 mo. Term SOFR + 6.01%), 11.36%, 07/25/51		105	107,777
Tikehau CLO XII DAC, Series 2012X, Class D, 10/20/38(c)(d)	EUR	340	364,123
			10,574,173
United States — 2.8%
510 Loan Acquisition Trust, Series 2020-1, Class A, 8.11%, 09/25/60(a)(e)	USD	3,618	3,604,055
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)		4,016	3,884,067
Series 2021-G, Class B, 3.75%, 06/25/61(b)		705	709,707
Series 2021-G, Class C, 0.00%, 06/25/61		1,267	1,177,968
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,757,956
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. Term SOFR + 0.31%), 5.66%, 05/25/37		4,111	2,673,622
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Citigroup Mortgage Loan Trust(b) (continued)
Series 2007-AHL3, Class A3B, (1 mo. Term SOFR + 0.28%), 5.63%, 07/25/45	USD	3,034	$ 2,077,017
College Avenue Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		180	158,892
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(f)		5	2,751,520
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,403	2,180,722
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	904,172
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,677,267
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	2,055,088
Litigation Fee Residual, Series 2020-1, Class A, 4.00%, 10/30/27(f)		785	780,494
Mariner Finance Issuance Trust(a)
Series 2021-AA, Class E, 5.40%, 03/20/36		1,420	1,233,270
Series 2021-BA, Class E, 4.68%, 11/20/36		540	456,083
Navient Private Education Refi Loan Trust, Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,220,434
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,380,966
Series 2021-BA, Class D, 4.75%, 04/20/62		340	277,078
Series 2021-CA, Class D, 4.44%, 04/20/62		110	88,533
Progress Residential(a)
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	700,659
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140	1,051,395
Regional Management Issuance Trust(a)
Series 2020-1, Class D, 6.77%, 10/15/30		2,050	2,008,884
Series 2021-3, Class A, 3.88%, 10/17/33(f)		4,780	4,313,950
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110	5,015,619
Series 2021-A, Class D, 5.23%, 12/22/31		800	742,301
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	365,344
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		1,512	1,301,717
Series 2021-A, Class D2, 3.86%, 01/15/53		825	710,365
Series 2021-C, Class D, 3.93%, 01/15/53		418	371,767
Sofi Professional Loan Program LLC, Series 2018-A, Class R1, 0.00%, 02/25/42(a)(f)		115	1,401,260
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1 mo. Term SOFR + 1.91%), 7.26%, 05/25/35(b)		182	171,247
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,263,225
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	808,027
			53,274,671
Total Asset-Backed Securities — 6.9% (Cost: $140,055,134)			129,773,417

Shares
Common Stocks
Australia — 0.4%
Glencore PLC	1,222,574	6,956,775
Security	Shares	Value
Canada — 1.6%
Cameco Corp.	251,242	$ 12,361,106
Enbridge, Inc.	228,354	8,123,964
Lionsgate Studios Corp.(g)	49,511	399,059
Suncor Energy, Inc.	231,418	8,821,643
		29,705,772
China — 0.8%
BYD Co. Ltd., Class H	275,079	8,169,527
Contemporary Amperex Technology Co. Ltd., Class A	96,100	2,369,335
Tencent Holdings Ltd.	83,088	3,941,722
		14,480,584
Denmark — 0.2%
Novo Nordisk A/S, Class B	31,455	4,500,731
France — 1.6%
Accor SA	81,513	3,335,431
Cie de Saint-Gobain SA	85,547	6,653,344
EssilorLuxottica SA	18,320	3,936,666
LVMH Moet Hennessy Louis Vuitton SE	17,326	13,302,743
TotalEnergies SE	57,277	3,834,909
		31,063,093
Germany — 0.9%
adidas AG, Class N	25,206	6,018,349
Bayerische Motoren Werke AG	9,928	939,104
Mercedes-Benz Group AG, Class N	89,568	6,199,136
Siemens AG, Class N, Registered Shares	16,967	3,157,992
		16,314,581
Hong Kong — 0.1%
AIA Group Ltd.	420,970	2,848,177
India — 0.0%
Think & Learn Private Ltd., Class J-B, (Acquired 12/11/20, Cost: $5,113,105)(f)(g)(h)	2,279	—
Italy — 1.1%
Ariston Holding NV	476,063	1,961,545
Intesa Sanpaolo SpA	2,332,817	8,669,712
UniCredit SpA	251,001	9,288,548
		19,919,805
Japan — 3.2%
FANUC Corp.	195,915	5,378,397
Honda Motor Co. Ltd.	377,500	4,058,119
Hoya Corp.	75,486	8,827,282
Keyence Corp.	19,800	8,666,023
Komatsu Ltd.	214,500	6,265,444
Mitsubishi UFJ Financial Group, Inc.	781,900	8,438,286
Mitsui & Co. Ltd.	314,400	7,170,401
SMC Corp.	9,100	4,335,756
Sysmex Corp.	93,200	1,504,430
Toyota Motor Corp.	315,200	6,467,104
		61,111,242
Macau — 0.0%
Sands China Ltd.(g)	74,225	154,336
Wynn Macau Ltd.	628,846	514,133
		668,469
Netherlands — 1.4%
ASML Holding NV	21,082	21,486,057
ING Groep NV	296,592	5,096,242
		26,582,299

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
South Korea — 0.3%
SK Hynix, Inc.	37,300	$ 6,330,129
Spain — 0.9%
Cellnex Telecom SA(a)	302,532	9,839,693
Puig Brands SA, Class B(g)	271,000	7,574,940
		17,414,633
Sweden — 0.0%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $322,253)(f)(g)(h)	2,732	—
Switzerland — 0.4%
On Holding AG, Class A(g)	104,674	4,061,351
UBS Group AG, Registered Shares	108,262	3,179,671
		7,241,022
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	75,581	13,136,734
United Kingdom — 1.9%
AstraZeneca PLC	50,701	7,890,747
AstraZeneca PLC, ADR	49,772	3,881,718
BAE Systems PLC	836,225	13,928,688
Compass Group PLC	113,795	3,100,152
Genius Sports Ltd.(g)	186,939	1,018,818
RELX PLC	115,222	5,279,337
Teya Services Ltd., (Acquired 11/16/21, Cost: $2,398,802)(f)(g)(h)	1,235	318,445
		35,417,905
United States — 39.9%
ACV Auctions, Inc., Class A(g)	203,406	3,712,160
Adobe, Inc.(g)	17,285	9,602,509
Advanced Micro Devices, Inc.(g)	1,160	188,164
AES Corp.	30,710	539,575
Alphabet, Inc., Class C	175,705	32,227,811
Altice USA, Inc., Class A(g)	37,386	76,267
Amazon.com, Inc.(g)(i)	235,991	45,605,261
AMC Networks, Inc., Class A(g)	9,801	94,678
American Tower Corp.	36,035	7,004,483
Apple, Inc.	57,156	12,038,197
Applied Materials, Inc.	46,040	10,864,980
Astra Space, Inc., Class A(g)	13,702	6,896
Autodesk, Inc.(g)	24,195	5,987,053
Bank of America Corp.	219,229	8,718,737
Boston Scientific Corp.(g)(i)	125,002	9,626,404
Boyd Gaming Corp.	2,409	132,736
BP PLC	73,129	440,293
Bunge Global SA	59,551	6,358,260
Caesars Entertainment, Inc.(g)	19,728	783,991
Centuri Holdings, Inc.(g)	44,646	869,704
CF Industries Holdings, Inc.	90,423	6,702,153
Charles Schwab Corp.	64,891	4,781,818
Cheniere Energy, Inc.	6,166	1,078,002
Chevron Corp.	58,375	9,131,018
Citigroup, Inc.	6,914	438,762
Comcast Corp., Class A	66,064	2,587,066
Comerica, Inc.	3,119	159,194
Confluent, Inc., Class A(g)	253,439	7,484,054
ConocoPhillips	33,551	3,837,563
Constellium SE, Class A(g)	84,946	1,601,232
Costco Wholesale Corp.	11,975	10,178,630
CRH PLC	63,152	4,735,137
Crowdstrike Holdings, Inc., Class A(g)	1,695	649,507
Crown PropTech Acquisitions(f)(g)	69,480	5,610
Security	Shares	Value
United States (continued)
Crown PropTech Acquisitions, Class A(g)	29,568	$ 317,560
Customers Bancorp, Inc.(g)	537	25,765
Danaher Corp.	44,277	11,062,608
Davidson Kempner Merchant Co-Investment Fund LP, (Acquired 04/01/21, Cost: $908,457)(h)(j)	— (k)	4,960,265
Delta Air Lines, Inc.	123,684	5,867,569
Dynatrace, Inc.(g)	8,800	393,712
Eaton Corp. PLC	3,049	956,014
Edwards Lifesciences Corp.(g)	24,844	2,294,840
Eli Lilly & Co.	17,155	15,531,794
Enterprise Products Partners LP	328,803	9,528,711
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(f)(g)(h)	2,824	1,694,400
F5, Inc.(g)	30,129	5,189,118
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(f)(g)(h)	126,282	8,286,625
First Citizens BancShares, Inc., Class A	220	370,394
First Horizon Corp.	7,177	113,181
Flyr AS, Series D(f)(g)	421,209	3,003,220
Ford Motor Co.	29,355	368,112
Formentera Partners Fund II LP(f)(j)	— (k)	3,589,405
Fortive Corp.	110,603	8,195,682
Freeport-McMoRan, Inc.(i)	222,628	10,819,721
Freewire Equity(f)(g)	45	—
General Motors Co.	10,095	469,014
GLOBALFOUNDRIES, Inc.(g)	73,546	3,718,486
Golden Entertainment, Inc.	2,119	65,922
Goldman Sachs Group, Inc.	22,121	10,005,771
Green Plains, Inc.(g)	46,023	729,925
Hancock Whitney Corp.	2,099	100,395
Hawkeye 360, Series D1(f)(g)	406,081	3,902,438
Hilton Worldwide Holdings, Inc.	11,838	2,583,052
HNG Hospitality Offshore LP, (Acquired 02/16/24, Cost: $2,660,000)(f)(g)(h)	2,660,000	2,686,600
Ingersoll Rand, Inc.	44,330	4,026,937
International Bancshares Corp.	854	48,857
Intuitive Surgical, Inc.(g)	17,327	7,707,916
Invesco S&P 500 Equal Weight ETF	19,635	3,225,638
Johnson & Johnson	31,322	4,578,024
JPMorgan Chase & Co.	80,300	16,241,478
Lam Research Corp.	1,050	1,118,093
Landbridge Co. LLC, Class A(g)	39,605	916,856
Landsea Homes Corp.(g)	42,391	389,573
Las Vegas Sands Corp.	11,806	522,416
Latch, Inc.(g)	142,273	49,796
Lions Gate Entertainment Corp., Class A(g)	38,588	363,499
Lions Gate Entertainment Corp., Class B(g)	2,806	24,047
LKQ Corp.	151,506	6,301,135
Loar Holdings, Inc.(g)	533	28,468
Marathon Petroleum Corp.	5,414	939,221
Marsh & McLennan Cos., Inc.	70,566	14,869,668
Mastercard, Inc., Class A	44,986	19,846,024
McDonald’s Corp.	6,216	1,584,085
Merck & Co., Inc.	119,628	14,809,946
Meta Platforms, Inc., Class A	11,841	5,970,469
Micron Technology, Inc.	99,100	13,034,623
Microsoft Corp.	162,082	72,442,550
Mirion Technologies, Inc., Class A(g)	696,512	7,480,539
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(f)(g)(h)	816	—
New York Community Bancorp, Inc., Class A	944,700	3,041,934
NextEra Energy, Inc.(i)	168,214	11,911,233
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
NRG Energy, Inc.	7,344	$ 571,804
NVIDIA Corp.	241,760	29,867,030
Oracle Corp.	84,527	11,935,212
Palladyne AI Corp(g)	7,517	12,027
Paramount Global, Class B	13,724	142,592
Park Hotels & Resorts, Inc.	21,852	327,343
Playstudios, Inc., Class A(g)	226,924	469,733
Progressive Corp.	66,929	13,901,823
RXO, Inc.(g)	5,629	147,198
Salesforce, Inc.	4,991	1,283,186
Sanofi SA	57,475	5,543,069
Sarcos Technology & Robotics Corp.(g)	164,721	263,554
Screaming Eagle Acquisition Crop., (Acquired 05/14/24, Cost: $1,168,975)(g)(h)	115,000	926,900
Sempra	199,398	15,166,212
ServiceNow, Inc.(g)	11,320	8,905,104
Shell PLC	454,286	16,370,798
Shell PLC, ADR	9,533	688,092
Smith Douglas Homes Corp., Class A(g)	27,051	632,452
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(f)(g)(h)	12,621	86,072
Sonder Holdings, Inc., Class A(g)	11,166	51,698
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $1,663,335), A shares(f)(g)(h)	20,535	1,991,895
Space Exploration Technologies Corp., (Acquired 08/21/23, Cost: $1,785,240), C shares(f)(g)(h)	22,040	2,137,880
Stryker Corp.	18,914	6,435,489
Sun Country Airlines Holdings, Inc.(g)	175,935	2,209,744
Tesla, Inc.(g)	7,146	1,414,050
Texas Capital Bancshares, Inc.(g)	1,817	111,091
Thermo Fisher Scientific, Inc.	19,809	10,954,377
TJX Cos., Inc.	77,941	8,581,304
Trane Technologies PLC	8,646	2,843,929
Transocean Ltd.(g)	255,487	1,366,855
U.S. Steel Corp.	118,549	4,481,152
UnitedHealth Group, Inc.	36,963	18,823,777
Valero Energy Corp.	28,190	4,419,064
Veralto Corp.	62,016	5,920,668
Vertex Pharmaceuticals, Inc.(g)	3,823	1,791,917
Visa, Inc., Class A	15,139	3,973,533
Vistra Corp.	47,953	4,122,999
Volato Group, Inc., Class A Lock Up(g)	14,397	8,416
Walmart, Inc.	204,978	13,879,060
Walt Disney Co.	62,107	6,166,604
Waystar Holding Corp.(g)	12,400	266,600
Wells Fargo & Co.	129,091	7,666,714
Wynn Resorts Ltd.	8,000	716,000
		754,126,246
Total Common Stocks — 55.4% (Cost: $840,382,849)		1,047,818,197

Par (000)
Corporate Bonds
Argentina — 0.0%
YPF SA, 9.50%, 01/17/31(a)	USD	221	224,536
Security		Par (000)	Value
Australia — 0.4%
Mineral Resources Ltd., 9.25%, 10/01/28(a)	USD	255	$ 267,631
Oceana Australian Fixed Income Trust, A Note Upsize(f)
12.00%, 07/31/25	AUD	1,881	1,254,815
12.50%, 07/31/26		2,822	1,888,392
12.50%, 07/31/27		4,703	3,160,901
			6,571,739
Belgium — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25(d)	GBP	100	124,659
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(b)(d)		100	115,627
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(a)	USD	200	189,460
			429,746
Brazil — 0.1%
Azul Secured Finance LLP, 11.93%, 08/28/28(a)		207	200,855
Banco Votorantim SA, 4.50%, 09/24/24(d)		243	241,644
Braskem Netherlands Finance BV, (5-year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		354	354,664
Cosan Luxembourg SA, 7.25%, 06/27/31(a)		235	237,115
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(d)		190	168,331
Samarco Mineracao SA, (9.00% PIK), 9.00%, 06/30/31(d)(l)		220	203,658
St Marys Cement, Inc./Canada, 5.75%, 04/02/34(a)		200	197,360
Vale Overseas Ltd., 6.40%, 06/28/54		190	188,043
			1,791,670
Canada — 0.7%
Garda World Security Corp., 9.50%, 11/01/27(a)		425	426,967
HR Ottawa LP, 11.00%, 03/31/31(a)		9,658	10,550,351
Rogers Communications, Inc., 3.80%, 03/15/32		2,675	2,390,116
Toronto-Dominion Bank, 2.88%, 04/05/27(d)	GBP	100	118,726
			13,486,160
Chile — 0.1%
AES Andes SA, (5-year CMT + 3.84%), 8.15%, 06/10/55(a)(b)	USD	285	284,430
Empresa Nacional del Petroleo, 6.15%, 05/10/33(a)		200	199,600
Engie Energia Chile SA, 3.40%, 01/28/30(d)		395	344,761
Kenbourne Invest SA, 6.88%, 11/26/24(a)		300	127,500
			956,291
China — 0.2%
Fantasia Holdings Group Co. Ltd.(d)
6.95%, 12/17/21		320	3,200
11.75%, 04/17/22(g)(m)		520	5,200
9.25%, 07/28/23(g)(m)		1,200	13,800
Fortune Star BVI Ltd., 5.05%, 01/27/27(d)		200	180,562
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		3,260	2,946,388
			3,149,150
Costa Rica — 0.0%
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(a)		211	223,792
Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		272	279,140

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
France — 0.2%
Atos SE(d)
0.00%, 11/06/24(n)	EUR	100	$ 13,922
1.75%, 05/07/25		100	12,787
2.50%, 11/07/28		100	13,922
1.00%, 11/12/29		200	29,491
Bertrand Franchise Finance SAS(d)
6.50%, 07/18/30		100	107,818
(3-mo. EURIBOR + 3.75%), 7.49%, 07/18/30(b)		235	252,781
BNP Paribas SA(d)
3.38%, 01/23/26	GBP	100	122,631
1.88%, 12/14/27		100	113,349
Lion/Polaris Lux 4 SA, 07/01/29(b)(c)(d)	EUR	165	176,707
Picard Groupe SAS, 07/01/29(c)(d)		175	187,193
RCI Banque SA, 10/09/34(b)(c)(d)		200	213,668
Sabena Technics Sas, (Acquired 10/28/22, Cost: $2,050,153), 8.72%, 09/30/29(f)(h)		2,085	2,232,661
Societe Generale SA, 1.88%, 10/03/24(d)	GBP	100	125,190
TotalEnergies Capital International SA, 1.66%, 07/22/26(d)		100	118,805
Worldline SA/France, 0.00%, 07/30/26(d)(n)(o)	EUR	120	118,958
			3,839,883
Germany — 0.3%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(a)		936	998,159
APCOA Parking Holdings GmbH, (3-mo. EURIBOR + 5.00%), 8.91%, 01/15/27(a)(b)		852	914,389
Fraport AG Frankfurt Airport Services Worldwide, 4.25%, 06/11/32(d)		225	243,017
Lanxess AG, (13.35% PIK), 13.35%, 03/31/31(f)(l)		3,322	3,504,992
PrestigeBidCo GmbH, 07/01/29(b)(c)(d)		135	145,663
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(d)(l)		371	294,725
Volkswagen Financial Services NV, 1.88%, 12/03/24(d)	GBP	100	124,558
			6,225,503
Ghana — 0.0%
Kosmos Energy Ltd., 7.50%, 03/01/28(d)	USD	202	192,721
Hong Kong(d) — 0.2%
FWD Group Holdings Ltd., 8.40%, 04/05/29		4,076	4,165,162
Melco Resorts Finance Ltd., 5.38%, 12/04/29		250	224,499
			4,389,661
India — 0.1%
CA Magnum Holdings, 5.38%, 10/31/26(d)		200	191,312
Continuum Energy Pte. Ltd., 09/13/27(a)(c)(f)		789	789,000
Muthoot Finance Ltd., 7.13%, 02/14/28(a)		234	236,413
Network i2i Ltd., (5-year CMT + 3.39%), 3.98%, 12/31/79(b)(d)		300	285,300
ReNew Pvt Ltd., 5.88%, 03/05/27(d)		200	193,706
Vedanta Resources Finance II PLC(d)
13.88%, 01/21/27		94	92,561
13.88%, 12/09/28		246	236,275
			2,024,567
Indonesia(d) — 0.0%
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		300	301,875
Pertamina Persero PT, 3.65%, 07/30/29		354	328,999
			630,874
Security		Par (000)	Value
Ireland — 0.0%
ASG Finance Designated Activity Co., 9.75%, 05/15/29(a)	USD	216	$ 215,460
Israel(a)(d) — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33		161	152,336
Leviathan Bond Ltd., 6.75%, 06/30/30		52	45,814
			198,150
Italy — 0.4%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(b)(d)(p)	EUR	200	212,316
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(d)		704	777,337
Fiber Midco SpA, (10.00% PIK), 10.00%, 06/15/29(d)(l)		196	209,539
Forno d’Asolo SpA, (3-mo. EURIBOR + 5.50%), 9.21%, 04/30/27(a)(b)		3,040	3,213,365
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 7.65%, 04/15/29(b)(d)		190	204,986
Lottomatica SpA/Roma(d)
5.38%, 06/01/30		100	108,434
(3-mo. EURIBOR + 3.25%), 7.05%, 06/01/31(b)		142	154,175
Marcolin SpA, 6.13%, 11/15/26(a)		540	581,667
Pachelbel Bidco SpA(d)
7.13%, 05/17/31		137	151,489
(3-mo. EURIBOR + 4.25%), 8.07%, 05/17/31(b)		126	136,815
Shiba Bidco SpA, 4.50%, 10/31/28(a)		1,882	1,952,493
UnipolSai Assicurazioni SpA, 4.90%, 05/23/34(d)		200	210,902
			7,913,518
Japan — 0.3%
Rakuten Group, Inc., 9.75%, 04/15/29(a)	USD	3,454	3,560,210
SoftBank Group Corp.(c)(d)
01/08/29	EUR	531	568,675
07/08/32		529	566,533
			4,695,418
Jersey — 0.1%
Aston Martin Capital Holdings Ltd.
10.00%, 03/31/29(a)	USD	1,164	1,146,901
10.38%, 03/31/29(d)	GBP	139	174,392
			1,321,293
Kuwait — 0.0%
MEGlobal BV, 4.25%, 11/03/26(d)	USD	297	287,385
Luxembourg(a) — 0.1%
Herens Midco SARL, 5.25%, 05/15/29	EUR	1,006	832,273
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26		718	760,292
			1,592,565
Macau(d) — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	250	247,110
Studio City Co. Ltd., 7.00%, 02/15/27		300	299,531
			546,641
Mexico — 0.1%
Braskem Idesa SAPI, 6.99%, 02/20/32(a)		200	152,200
Petroleos Mexicanos
4.25%, 01/15/25		55	54,285
8.75%, 06/02/29		340	333,691
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Mexico (continued)
Petroleos Mexicanos (continued)
5.95%, 01/28/31	USD	309	$ 248,359
6.70%, 02/16/32		219	183,231
			971,766
Morocco — 0.0%
OCP SA, 7.50%, 05/02/54(a)		317	322,998
Netherlands — 0.1%
ING Groep NV, 3.00%, 02/18/26(d)	GBP	100	122,195
Q-Park Holding I BV, 02/15/30(c)(d)	EUR	239	255,317
Sigma Holdco BV, 5.75%, 05/15/26(d)		382	401,126
Sunrise FinCo I BV, 4.88%, 07/15/31(a)	USD	380	345,046
Trivium Packaging Finance BV, 8.50%, 08/15/27(a)		267	265,008
			1,388,692
Panama — 0.0%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(d)		245	212,294
Peru — 0.0%
Pluspetrol Camisea SA/Pluspetrol Lote 56 SA, 07/03/36(a)(c)		155	154,641
Saudi Arabia — 0.0%
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		317	272,422
South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28		200	190,312
South Korea(a) — 0.0%
LG Electronics, Inc.
5.63%, 04/24/27		200	200,625
5.63%, 04/24/29		200	201,812
			402,437
Spain(d) — 0.1%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(b)	GBP	300	367,499
Kaixo Bondco Telecom SA, 5.13%, 09/30/29	EUR	187	194,260
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP	133	168,292
			730,051
Sweden — 0.1%
Intrum AB, 3.00%, 09/15/27(d)	EUR	367	253,133
Verisure Holding AB
3.25%, 02/15/27(d)		751	772,112
7.13%, 02/01/28(a)		414	462,438
Verisure Midholding AB, 5.25%, 02/15/29(d)		751	784,576
			2,272,259
Switzerland — 0.1%
UBS Group AG, (1-year EURIBOR ICE Swap + 0.77%), 0.65%, 01/14/28(b)(d)		2,200	2,179,144
Thailand(a) — 0.0%
Bangkok Bank PCL/Hong Kong
5.30%, 09/21/28	USD	241	240,470
5.50%, 09/21/33		200	198,404
			438,874
Turkey — 0.0%
Sisecam U.K. PLC, 8.25%, 05/02/29(a)		376	381,522
Ukraine — 0.0%
Metinvest BV, 7.65%, 10/01/27(d)		200	138,158
Security		Par (000)	Value
Ukraine (continued)
NAK Naftogaz Ukraine via Kondor Finance PLC
7.13%, 07/19/26(d)	EUR	218	$ 192,610
7.63%, 11/08/28(a)	USD	231	173,250
			504,018
United Arab Emirates — 0.2%
DAE Funding LLC, 1.55%, 08/01/24(d)		332	330,340
DP World Salaam, (5-year CMT + 5.75%), 6.00%(b)(d)(p)		352	349,690
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26(a)		333	330,919
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29(a)		1,954	1,863,627
			2,874,576
United Kingdom — 0.4%
10X future Technologies Service Ltd., (Acquired 12/19/23, Cost: $1,609,686), 06/19/26(c)(f)(h)(l)	GBP	1,301	1,727,122
Barclays PLC(d)
3.00%, 05/08/26		100	121,193
3.25%, 02/12/27		100	119,594
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)		955	1,100,980
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	1,912	1,725,151
CPUK Finance Ltd., 7.88%, 08/28/29(d)	GBP	106	136,340
Deuce Finco PLC, 5.50%, 06/15/27(a)		345	416,805
HSBC Holdings PLC, (3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27(b)		100	117,450
Informa PLC, 3.13%, 07/05/26(d)		100	120,780
Kane Bidco Ltd., 6.50%, 02/15/27(a)		699	861,542
Lloyds Banking Group PLC, 2.25%, 10/16/24(d)		100	125,143
NatWest Group PLC(b)(d)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		100	122,259
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	121,598
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(d)		100	123,532
Thames Water Utilities Finance PLC, 4.00%, 06/19/25(d)		370	421,460
			7,360,949
United States — 8.1%
AbbVie, Inc.
3.20%, 11/21/29	USD	2,165	1,986,609
5.05%, 03/15/34		1,169	1,165,581
Affinity Interactive, 6.88%, 12/15/27(a)		1,000	881,760
Alexander Funding Trust II, 7.47%, 07/31/28(a)		130	137,559
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		2,370	1,919,425
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)		499	495,954
AMC Networks, Inc.
10.25%, 01/15/29(a)		856	843,331
4.25%, 02/15/29		1,272	858,115
4.25%, 02/15/29(a)(n)		655	629,353
Amgen, Inc.
5.50%, 12/07/26(d)	GBP	100	127,487
4.05%, 08/18/29	USD	3,355	3,208,979
Amkor Technology, Inc., 6.63%, 09/15/27(a)		400	401,063
Aon North America, Inc., 5.30%, 03/01/31		3,745	3,734,116
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		3,000	2,601,074
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
4.13%, 08/15/26		2,842	2,466,761
5.25%, 08/15/27		202	125,305

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
AT&T, Inc.
2.90%, 12/04/26	GBP	100	$ 119,828
5.50%, 03/15/27(d)		50	63,326
Bank of America Corp., (1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	USD	3,340	2,751,126
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)		40	40,950
BG Energy Capital PLC, 5.13%, 12/01/25(d)	GBP	133	167,547
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	USD	827	828,841
Breeze Aviation Group, Inc., (20.00% PIK), 20.00%, 01/30/28(f)(h)(l)		1,867	1,896,457
Broadcom, Inc., 3.42%, 04/15/33(a)		2,615	2,254,519
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(a)		1,000	946,961
Cinemark Holdings, Inc., 4.50%, 08/15/25(n)		4,035	6,380,546
Citigroup, Inc.
1.75%, 10/23/26	GBP	100	117,182
(1-day SOFR + 1.36%), 5.17%, 02/13/30(b)	USD	1,102	1,095,581
Citizens Bank NA/Providence RI, (1-day SOFR + 1.45%), 6.06%, 10/24/25(b)		250	249,861
Cloud Software Group, Inc.(a)
6.50%, 03/31/29		280	268,888
9.00%, 09/30/29		500	485,110
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(a)		756	739,863
CommScope Technologies LLC, 6.00%, 06/15/25(a)		475	387,002
CommScope, Inc., 6.00%, 03/01/26(a)		441	387,000
CSC Holdings LLC(a)
5.50%, 04/15/27		2,040	1,654,725
11.25%, 05/15/28		448	390,157
11.75%, 01/31/29		985	840,061
DISH DBS Corp., 5.88%, 11/15/24		866	822,321
DISH Network Corp.(n)
0.00%, 12/15/25(o)		1,286	945,342
3.38%, 08/15/26		174	107,908
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)		1,576	1,626,391
Flyr Secured Notes, (10.33% PIK), 10.33%, 05/10/27(f)(l)		1,151	1,109,113
Forestar Group, Inc., 5.00%, 03/01/28(a)		1,950	1,869,521
Freed Corp., 12.00%, 11/30/28(f)		9,488	9,429,247
Freewire Technology Notes, (6.00% PIK), 6.00%, 02/20/28(f)(l)		2,713	—
Frontier Communications Holdings LLC(a)
8.75%, 05/15/30		1,250	1,288,053
8.63%, 03/15/31		700	721,089
Frontier Florida LLC, Series E, 6.86%, 02/01/28		845	847,113
Full House Resorts, Inc., 8.25%, 02/15/28(a)		172	164,783
General Motors Co., 5.60%, 10/15/32		1,265	1,265,280
Goldman Sachs Group, Inc., 7.25%, 04/10/28	GBP	50	67,515
GoTo Group, Inc., 5.50%, 05/01/28(a)	USD	1,673	1,004,153
HCA, Inc., 3.63%, 03/15/32		2,120	1,867,430
Howard Hughes Corp.(a)
4.13%, 02/01/29		1,002	896,072
4.38%, 02/01/31		1,102	948,881
Insight M, Inc., 7.00%, 01/25/29(f)		671	704,875
JPMorgan Chase & Co.(b)
(1-day SOFR + 1.62%), 5.34%, 01/23/35		548	544,724
(3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(d)	GBP	100	121,890
Kraft Heinz Foods Co., 3.75%, 04/01/30	USD	3,150	2,940,849
Landsea Homes Corp., 11.00%, 07/17/28(f)		9,310	9,868,600
Lessen, Inc., 13.82%, 01/05/28(a)(f)		2,030	1,865,747
Level 3 Financing, Inc.(a)
4.63%, 09/15/27		770	398,071
Security		Par (000)	Value
United States (continued)
Level 3 Financing, Inc.(a) (continued)
11.00%, 11/15/29	USD	671	$ 686,837
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(n)		945	12,533
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(a)		2,575	2,286,394
Lowe’ s Cos., Inc., 2.63%, 04/01/31		2,960	2,525,212
Morgan Stanley(b)
(1-day SOFR + 1.02%), 1.93%, 04/28/32		3,055	2,454,587
(1-day SOFR + 1.73%), 5.47%, 01/18/35		441	439,849
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27		181	179,070
5.50%, 08/15/28		846	812,941
5.75%, 11/15/31		366	344,009
NCR Atleos Corp., 9.50%, 04/01/29(a)		430	464,719
Paramount Global, 7.88%, 07/30/30		424	433,981
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/33		1,867	1,819,054
Pioneer Midco Notes, (10.50% PIK), 10.50%, 11/18/30(a)(f)(l)		4,510	4,515,606
Pitney Bowes, Inc., 6.88%, 03/15/27(a)		2,370	2,238,614
Rand Parent LLC, 8.50%, 02/15/30(a)		897	908,133
Republic Services, Inc., 1.45%, 02/15/31		3,080	2,442,109
RingCentral, Inc., 8.50%, 08/15/30(a)		1,430	1,492,528
Sabre GLBL, Inc.(a)
8.63%, 06/01/27		1,007	927,715
11.25%, 12/15/27		1,463	1,422,154
Sally Holdings LLC/Sally Capital, Inc., 6.75%, 03/01/32		810	800,221
Seagate HDD Cayman
8.25%, 12/15/29		609	653,153
8.50%, 07/15/31		326	351,110
9.63%, 12/01/32		550	627,352
Service Properties Trust
8.38%, 06/15/29		3,356	3,298,969
8.88%, 06/15/32		2,413	2,250,690
Sonder Bridge Notes, (10.00% PIK), 10.00%, 12/31/24(f)(l)		565	543,261
Sonder Holdings, Inc., (14.35% PIK), 14.35%, 12/10/26(f)(l)		9,505	8,364,867
Spirit AeroSystems, Inc.(a)
9.38%, 11/30/29		742	798,865
9.75%, 11/15/30		1,236	1,363,451
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)		155	113,147
Stem, Inc., 0.50%, 12/01/28(a)(n)		200	79,495
Talen Energy Supply LLC, 8.63%, 06/01/30(a)		180	191,920
Tenneco, Inc., 8.00%, 11/17/28(a)		1,648	1,500,249
Texas Capital Bancshares, Inc., (5-year CMT + 3.15%), 4.00%, 05/06/31(b)		400	362,534
Texas Capital Bank NA, (1-mo. LIBOR US + 4.50%), 9.96%, 09/30/24(a)(b)		2,238	2,233,131
T-Mobile U.S., Inc., 2.70%, 03/15/32		2,955	2,472,228
Transocean Titan Financing Ltd., 8.38%, 02/01/28(a)		424	437,605
Transocean, Inc., 8.25%, 05/15/29(a)		988	990,449
Truist Financial Corp., (1-day SOFR + 1.62%), 5.44%, 01/24/30(b)		451	449,825
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)		861	843,162
Univision Communications, Inc., 8.00%, 08/15/28(a)		60	58,514
Vantage Drilling International, 9.50%, 02/15/28(a)		1,352	1,372,894
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(a)		30	25,942
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Verizon Communications, Inc., 1.13%, 11/03/28	GBP	100	$ 108,404
Vistra Operations Co. LLC, 7.75%, 10/15/31(a)	USD	405	421,763
Westbay, 11.00%, 02/06/30(f)		9,314	9,314,000
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)		568	454,267
			151,960,484
Zambia — 0.0%
First Quantum Minerals Ltd., 9.38%, 03/01/29(a)		200	209,250
Total Corporate Bonds — 12.4% (Cost: $237,751,933)			234,012,552
Fixed Rate Loan Interests
India — 0.1%
Vedanta Hold Mauritius II Ltd., Delayed Draw Term Loan, 18.00%, 04/17/26(f)		1,847	1,841,977
United States(f) — 0.6%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28		2,975	2,988,355
CML ST Regis Aspen, Term Loan, 7.27%, 02/09/27		6,480	6,451,789
OD Intermediate SUBI Holdco II LLC, Mezzanine Term Loan, 10.00%, 04/01/26		1,332	1,300,669
			10,740,813
Total Fixed Rate Loan Interests — 0.7% (Cost: $12,558,482)			12,582,790
Floating Rate Loan Interests(b)
Belgium — 0.0%
Finco Utilitas BV, EUR Term Loan B, 09/26/30(q)		520	555,958
Colombia — 0.2%
Ecopetrol SA, 2023 Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.75%), 10.00%, 09/06/30(f)		3,600	3,688,920
France — 0.1%
HomeVi S.a.S., 2024 EUR Term Loan B, 10/31/29(q)	EUR	1,000	1,049,532
Germany — 0.1%
Apleona Holding GmbH, 2024 EUR Term Loan B3, 04/28/28(q)		1,200	1,285,391
Ireland — 0.1%
Promontoria Beech Designated Activity Co., EUR Term Loan, (1-mo. EURIBOR + 3.75%), 7.35%, 05/17/27(f)		2,712	2,896,780
Jersey(f) — 0.4%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR at 0.00% Floor + 7.00%), 10.74%, 07/06/27		4,654	4,766,594
GBP Incremental Term Loan, (1-day SONIA + 7.00%), 12.19%, 07/06/27	GBP	2,850	3,448,974
			8,215,568
Luxembourg(f) — 0.2%
Euro Parfums Fze, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 6.75%), 11.98%, 06/23/28	USD	603	603,000
Speed Midco 3 S.a r.l., EUR Term Loan B2, (3-mo. EURIBOR + 4.95%), 8.66%, 05/16/29	EUR	2,566	2,734,275
			3,337,275
Security		Par (000)	Value
Netherlands — 0.4%
Cypher Bidco BV, EUR Term Loan, (6-mo. EURIBOR + 4.50%), 8.34%, 03/01/28(f)	EUR	1,827	$ 1,881,595
Median BV, 2021 EUR Term Loan B, 10/14/27(q)		982	1,031,953
Peer Holding III BV, 2024 EUR Term Loan B6, 06/20/31(q)		2,400	2,564,498
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA at 0.00% Floor + 5.75%), 10.98%, 01/03/28	GBP	1,388	1,748,306
			7,226,352
Norway — 0.0%
Sector Alarm Holding AS, 2024 EUR Term Loan B, 06/12/29(q)	EUR	407	434,262
Spain(q) — 0.1%
Aernnova Aerospace S.A.U, 2024 EUR Term Loan B, 02/27/30		1,303	1,388,005
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, 06/13/31		741	791,833
			2,179,838
United States — 3.6%
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.88%), 12.22%, 12/21/27(f)	USD	3,144	3,077,464
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.40%, 02/01/30		2,548	2,484,945
CML Hyatt Lost Pines, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.55%), 8.87%, 09/09/26(f)		5,000	5,000,000
CML La Quinta Resort, Term Loan, (1-mo. CME Term SOFR + 3.20%), 8.53%, 12/09/26(f)		6,109	6,108,840
Coreweave Compute Acquisition Co. II, LLC(f)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 11.33%, 05/16/29		18	17,670
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor +9.62%), 14.90%, 06/30/28		7,357	7,347,862
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 8.58%, 05/01/31		369	366,768
ECL Entertainment LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 9.34%, 08/31/30		3,464	3,472,805
EIS Buyer, Inc., Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.35%, 07/10/28(f)		373	364,521
EIS Group, Inc., Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.35%, 05/01/28(f)		3,734	3,645,208
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.40%), 11.75%, 12/29/27(f)		1,123	988,152
Galaxy Universal LLC, 1st Lien Term Loan, (6-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.79%, 11/12/26(f)		13,025	12,894,543
GoTo Group, Inc.
2024 First Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 10.18%, 04/28/28		1,126	992,717
2024 Second Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 10.18%, 04/28/28		879	441,404

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US at 0.00% Floor + 8.00%), 13.60%, 07/20/26(f)	USD	6,556	$ 6,474,388
Helios Service Partners LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.85%, 03/19/27(f)		617	612,839
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 5.61%), 10.96%, 10/25/28(f)		1,867	1,502,703
Indy U.S. Holdco LLC, 2024 EUR Term Loan B, 03/06/28(q)	EUR	2,000	2,137,896
Level 3 Financing Inc., 2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 6.56%), 11.90%, 04/15/29	USD	426	416,909
Lumen Technologies, Inc., 2024 Term Loan A, 06/01/28(q)		1	596
Maverick Gaming LLC
2024 PIK Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.80%, 06/03/28		516	495,406
2024 Second Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 12.80%, 06/03/28		825	577,647
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.10%), 12.44%, 11/01/29		1,052	713,603
Nidda Healthcare Holding GmbH, 2024 EUR Term Loan B3, 02/21/30(q)		1,439	1,541,520
Orion Group Holdco LLC(f)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.10%, 03/19/27		117	116,887
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.10%, 03/19/27		524	524,077
2023 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.85%, 03/19/27		946	939,748
Delayed Draw Term Loan, (3-mo. CME Term SOFR + 6.26%), 11.60%, 03/19/27		198	195,734
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		1,171	1,171,392
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		100	100,202
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		20	19,553
Project Montage(f)
PIK Revolver, 0.00%, 02/16/29		66	65,808
PIK Term Loan, (Prime + 5.00%), 13.50%, 02/16/29		1,185	1,184,538
Quartz Acquireco LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 8.08%, 06/28/30(f)		174	173,688
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.86%), 13.21%, 04/27/29		620	496,000
Security		Par (000)	Value
United States (continued)
Redstone Holdco 2 LP (continued)
2021 Term Loan, (1-mo. CME Term SOFR + 4.86%), 10.21%, 04/27/28	USD	1,981	$ 1,765,715
Waystar Technologies, Inc., 2024 USD Term Loan B, 10/22/29(q)		18	18,000
Xerox Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.34%, 11/17/29		88	87,558
			68,535,306
Total Floating Rate Loan Interests — 5.2% (Cost: $101,504,518)			99,405,182
Foreign Agency Obligations
Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32(d)		257	235,798
Brazil — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(o)	BRL	55	9,750,062
Brazilian Government International Bond, 7.13%, 05/13/54	USD	210	202,755
			9,952,817
Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		278	239,978
Colombia — 0.0%
Colombia Government International Bond, 8.00%, 04/20/33		224	232,176
Costa Rica — 0.0%
Costa Rica Government International Bond, 7.30%, 11/13/54(a)		210	218,794
Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(d)		517	513,898
4.50%, 01/30/30(a)		420	382,725
02/03/31(a)(c)		272	279,990
			1,176,613
Egypt — 0.0%
Egypt Government International Bond
5.63%, 04/16/30(d)	EUR	214	183,347
7.63%, 05/29/32(d)	USD	219	178,690
8.50%, 01/31/47(a)		200	148,000
			510,037
Guatemala(a) — 0.1%
Guatemala Government Bond
7.05%, 10/04/32		210	219,647
6.60%, 06/13/36		230	230,431
4.65%, 10/07/41		351	274,877
			724,955
Honduras — 0.0%
Honduras Government International Bond, 5.63%, 06/24/30(a)		195	166,177
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hungary — 0.1%
Hungary Government International Bond
5.38%, 09/12/33(d)	EUR	319	$ 353,624
5.50%, 03/26/36(a)	USD	200	192,250
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(d)	EUR	254	286,048
			831,922
Indonesia — 0.0%
Indonesia Government International Bond
4.10%, 04/24/28	USD	253	242,948
6.75%, 01/15/44(d)		283	327,130
			570,078
Ivory Coast(d) — 0.0%
Ivory Coast Government International Bond
6.38%, 03/03/28		309	298,571
5.88%, 10/17/31	EUR	251	242,180
			540,751
Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(d)	USD	200	194,688
Kenya — 0.0%
Republic of Kenya Government International Bond, 9.75%, 02/16/31(a)		249	237,173
Mexico — 0.1%
Mexico Government International Bond
2.66%, 05/24/31		594	488,565
6.35%, 02/09/35		313	314,721
6.34%, 05/04/53		200	188,200
			991,486
Montenegro — 0.0%
Montenegro Government International Bond, 2.88%, 12/16/27(d)	EUR	186	183,199
Morocco — 0.0%
Morocco Government International Bond, 5.95%, 03/08/28(a)	USD	200	200,500
Nigeria — 0.0%
Nigeria Government International Bond
8.38%, 03/24/29(a)		353	330,937
7.63%, 11/28/47(d)		244	177,510
			508,447
Oman(d) — 0.0%
Oman Government International Bond
6.50%, 03/08/47		219	218,453
6.75%, 01/17/48		227	231,185
			449,638
Panama — 0.1%
Panama Government International Bond
7.50%, 03/01/31		352	368,170
6.40%, 02/14/35		374	354,552
			722,722
Paraguay — 0.0%
Paraguay Government International Bond, 2.74%, 01/29/33(d)		395	317,728
Security		Par (000)	Value
Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)	USD	406	$ 400,072
Peruvian Government International Bond
2.78%, 01/23/31		250	214,125
1.86%, 12/01/32		467	353,753
			967,950
Poland — 0.0%
Republic of Poland Government International Bond
4.88%, 10/04/33		79	77,040
5.50%, 04/04/53		245	239,801
			316,841
Republic of North Macedonia — 0.0%
North Macedonia Government International Bond, 6.96%, 03/13/27(d)	EUR	187	207,653
Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27(a)	USD	76	74,632
2.50%, 02/08/30(d)	EUR	366	342,604
2.12%, 07/16/31(d)		368	317,382
			734,618
Saudi Arabia — 0.0%
Saudi Government International Bond, 5.00%, 01/18/53(a)	USD	658	579,040
Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(d)		278	232,478
Serbia — 0.0%
Serbia International Bond, 6.00%, 06/12/34(a)		236	232,165
South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 04/20/32		380	351,975
Spain(a)(d) — 0.3%
Spain Government Bond
2.90%, 10/31/46	EUR	2,252	2,068,732
3.45%, 07/30/66		2,440	2,316,238
			4,384,970
Trinidad And Tobago — 0.0%
Trinidad & Tobago Government International Bond, 6.40%, 06/26/34(a)	USD	284	282,047
Ukraine(g)(m) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/23(d)		261	82,345
8.99%, 02/01/24(d)		213	69,012
7.25%, 03/15/33(a)		444	126,318
			277,675
United Kingdom(d) — 0.3%
United Kingdom Gilt
3.75%, 10/22/53	GBP	1,911	2,065,851
0.50%, 10/22/61		10,627	3,981,711
			6,047,562

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	USD	272	$ 283,485
Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 5.38%, 05/29/27(a)	EUR	221	236,014
Total Foreign Agency Obligations — 1.8% (Cost: $38,752,594)			34,340,150

	Shares
Investment Companies
United States — 1.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF(r)	37,594	4,027,069
iShares JP Morgan USD Emerging Markets Bond ETF(r)	71,155	6,295,794
iShares MSCI Brazil ETF(r)	23,271	635,997
iShares Russell 2000 ETF(r)	9,800	1,988,322
iShares Russell Mid-Cap Growth ETF(r)	3,986	439,855
SPDR S&P Biotech ETF	45,000	4,171,950
VanEck J. P. Morgan EM Local Currency Bond ETF	87,582	2,082,700
VanEck Semiconductor ETF(g)	5,362	1,397,873
Total Investment Companies — 1.1% (Cost: $19,939,664)		21,039,560

		Par (000)
Municipal Bonds
Florida — 0.0%
Florida Development Finance Corp., Refunding RB, AMT, 12.00%, 07/15/32(a)(b)	USD	505	536,229
Puerto Rico(b) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51		4,482	2,310,724
Series A-1, 0.00%, 11/01/43		314	192,413
			2,503,137
Texas — 0.1%
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(a)		885	887,366
Total Municipal Bonds — 0.2% (Cost: $3,594,037)			3,926,732
Non-Agency Mortgage-Backed Securities
United States — 4.4%
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class C, 0.01%, 09/27/60		15	2,692
Series 2020-C, Class RW, 0.00%, 09/25/60		13	13,121
Series 2020-D, Class RW, 0.00%, 09/25/60		19	19,318
Series 2021-E, Class B3, 3.89%, 12/25/60(b)		950	323,294
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		6	2,855
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		12,833	492,351
Security		Par (000)	Value
United States (continued)
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, (1 mo. Term SOFR + 0.95%), 6.28%, 11/15/32(a)(b)	USD	2,000	$ 1,991,326
BFLD Trust, Series 2021-EYP, Class E, (1 mo. Term SOFR + 3.81%), 9.14%, 10/15/35(a)(b)		790	45,553
BX Commercial Mortgage Trust(a)(b)
Series 2020-VIV3, Class B, 3.66%, 03/09/44		1,600	1,412,123
Series 2020-VKNG, Class G, (1 mo. Term SOFR + 3.36%), 8.69%, 10/15/37		1,610	1,569,846
Series 2021-MFM1, Class G, (1 mo. Term SOFR + 4.01%), 9.34%, 01/15/34		1,364	1,323,688
BX Trust, Series 2021-VIEW, Class E, (1 mo. Term SOFR + 3.71%), 9.04%, 06/15/36(a)(b)		614	577,846
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. Term SOFR + 3.61%), 8.93%, 11/15/37(a)(b)		3,932	3,927,609
Commercial Mortgage Trust(b)
Series 2015-CR25, Class C, 4.67%, 08/10/48		2,000	1,925,675
Series 2019-GC44, Class 180B, 3.51%, 08/15/57(a)		1,900	1,823,093
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2020-FACT, Class F, (1 mo. Term SOFR + 6.52%), 11.85%, 10/15/37		1,700	1,492,007
Series 2020-NET, Class D, 3.83%, 08/15/37		1,275	1,186,847
Series 2021-BHAR, Class E, (1 mo. Term SOFR + 3.61%), 8.94%, 11/15/38		2,500	2,462,619
Series 2022-LION, Class A, (1 mo. Term SOFR + 3.44%), 8.77%, 02/15/25(f)		3,400	3,293,022
CSMC Trust, Series 2020-FACT, Class E, (1 mo. Term SOFR + 5.23%), 10.56%, 10/15/37(a)(b)		730	662,585
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,312,861
FREMF Trust, Series 2018-W5FX, Class CFX, 3.79%, 04/25/28(a)(b)		437	378,534
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, (1 mo. Term SOFR + 3.66%), 8.99%, 10/15/36(a)(b)		1,540	1,472,213
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,603	2,994,498
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		47,666	1,342,663
Series 2021-1, Class AX1, 0.12%, 06/25/51		193,428	1,255,137
Series 2021-1, Class AX4, 0.40%, 06/25/51		12,352	272,517
Series 2021-1, Class B4, 3.02%, 06/25/51		792	596,426
Series 2021-1, Class B5, 3.02%, 06/25/51		951	705,143
Series 2021-1, Class B6, 2.89%, 06/25/51		1,536	610,902
Series 2021-4, Class B4, 2.90%, 08/25/51		1,183	872,117
Series 2021-4, Class B5, 2.90%, 08/25/51		887	607,268
Series 2021-4, Class B6, 2.90%, 08/25/51		2,177	883,769
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. Term SOFR + 0.71%), 6.06%, 06/25/37(a)(b)		2,735	2,266,315
MCM Trust(f)
0.00%, 09/25/31		3,287	2,151,828
2.50%, 01/01/59(a)		3,460	3,317,906
MED Trust, Series 2021-MDLN, Class G, (1 mo. Term SOFR + 5.36%), 10.69%, 11/15/38(a)(b)		4,924	4,921,785
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 4.01%, 02/25/59	USD	9,329	$ 6,845,728
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	1,121,325
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	843,321
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 6.46%, 05/25/60(a)(b)		7,582	3,771,346
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60		3,437	3,294,921
Series 2020-3, Class M1, 4.75%, 04/26/60		4,996	4,851,153
Starwood Mortgage Residential Trust, Series 2020- INV, Class B2, 4.26%, 11/25/55(a)		1,225	955,771
TVC DSCR(f)
Series 21-1, 0.00%, 02/01/51		1,323	1,144,089
Series 21-1, Class A, 2.38%, 02/01/51(a)		3,443	3,144,944
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,095,530
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,210,244
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	2,003,952
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12-mo. MTA + 0.81%), 5.96%, 07/25/47(b)		1,097	859,143
Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class XA, 1.57%, 05/15/52(b)		22,345	1,087,225
Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost: $90,601,586)			83,738,044

		Benefical Interest (000)
Other Interests
Canada — 0.2%
Sprott Private Resource Streaming(f)(s)	USD	4,640	3,812,224
Total Other Interests — 0.2% (Cost: $4,681,796)			3,812,224

		Par (000)
Preferred Securities
Capital Trusts — 0.1%(b)
France — 0.0%
Alstom SA, 5.87%(d)(p)	EUR	100	108,605
Mexico — 0.0%
Banco Mercantil del Norte SA, 6.75%(a)(p)	USD	200	198,437
United Kingdom — 0.0%
Centrica PLC, 6.50%, 05/21/55(d)	GBP	125	159,592
Security		Par (000)	Value
United States — 0.1%
Edison International, 7.88%, 06/15/54	USD	155	$ 159,711
Paramount Global, 6.38%, 03/30/62		1,001	884,041
			1,043,752
			1,510,386

	Shares
Preferred Stocks — 3.6%(f)
China — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(g)(h)	40,071	6,772,400
Finland — 0.1%
Aiven, Series D(g)	37,890	2,246,877
Germany — 0.0%
Volocopter GmbH, Series D, (Acquired 03/03/21, Cost: $4,145,649)(g)(h)	780	9,214
Israel(g)(h) — 0.2%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $2,130,236)	350,490	1,549,166
Series D-4, (Acquired 09/20/22, Cost: $2,188,898)	310,467	1,577,172
		3,126,338
United Kingdom — 0.1%
10X future Technologies Service Ltd., Series D, (Acquired 12/19/23, Cost: $3,926,032)(g)(h)	114,500	2,224,644
United States — 2.8%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $1,800,187)(g)(h)	3,333	558,377
Bright Machines(g)
Series C	472,899	1,593,670
Series C-1	985,059	2,383,843
Cap Hill Brands(g)	1,185,824	249,023
Caresyntax, Inc.(g)
Series C-2	13,600	1,651,856
Series C3	1,759	187,334
Clarify Health(g)	345,315	1,947,577
Coreweave, Inc., 10.00%, 03/25/49(g)(l)	1,579,000	1,579,000
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(g)(h)	40,470	2,974,545
Davidson Homes LLC, 12.00%, 04/01/49(g)(l)	7,345	6,693,131
Dream Finders Homes, Inc., 9.00%, 12/31/49	10,172	9,714,260
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(g)(h)	253,147	498,700
GM Cruise Holdings LLC, Class G, (Acquired 03/25/21, Cost: $1,886,159)(g)(h)	71,581	647,092
Insight M, Inc., Series D(g)	1,942,003	678,342
Jumpcloud, Inc.(g)(h)
Series E-1, (Acquired 10/30/20, Cost: $2,052,443)	1,125,428	2,239,602
Series F, (Acquired 09/03/21, Cost: $443,302)	74,023	147,306

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Lessen Holdings, Inc.(g)	514,906	$ 2,826,834
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,353,207)(g)(h)	58,924	763,066
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(g)(h)	196,272	594,704
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(g)(h)	36,048	1,144,524
RapidSOS, Series C-1(g)	1,707,127	1,655,913
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(g)(h)	35,677	791,673
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(g)(h)	13,158	739,085
SCI PH Parent, Inc., Series F, (Acquired 02/10/23, Cost: $1,183,000), 12.50%, 12/31/79(g)(h)(l)	1,183	1,148,161
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(g)(h)	45,203	308,284
Source Global PBC(g)(h)
Series D-2, (Acquired 05/16/24, Cost: $—)	4,710	31,793
Series D-3, (Acquired 05/15/24, Cost: $250,501)	6,880	106,090
Ursa Major Technologies, Inc.(g)(h)
Series C, (Acquired 09/13/21, Cost: $1,732,297)	290,420	862,547
Series D, (Acquired 10/14/22, Cost: $235,803)	35,579	109,939
Verge Genomics, Inc.(g)(h)
Series B, (Acquired 11/05/21, Cost: $1,626,608)	305,363	1,975,699
Series C PRVT, (Acquired 09/06/23, Cost: $259,904)	36,142	260,222
Versa Networks, Inc., Series E CONV Preferred, (Acquired 10/14/22, Cost: $4,906,958), 12.00%, 10/07/32(g)(h)(l)	1,681,498	6,742,807
Zero Mass Water, Inc., Series D Preferred, (Acquired 07/05/22, Cost: $271,491)(g)(h)	6,628	114,930
		53,919,929
		68,299,402
Total Preferred Securities — 3.7% (Cost: $88,242,084)		69,809,788

		Par (000)
U.S. Government Sponsored Agency Securities
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KL06, Class XFX, 1.47%, 12/25/29(b)	USD	18,250	894,756
Mortgage-Backed Securities(t) — 8.8%
Uniform Mortgage-Backed Securities
3.00%, 07/15/54		9,557	8,128,434
3.50%, 07/15/54		74,731	66,136,945
4.50%, 07/15/54		86,126	81,190,886
5.50%, 07/15/54		11,500	11,341,426
			166,797,691
Total U.S. Government Sponsored Agency Securities — 8.9% (Cost: $166,875,202)			167,692,447
Security		Par (000)	Value
U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28(u)	USD	6,848	$ 6,905,947
Total U.S. Treasury Obligations — 0.4% (Cost: $6,779,968)			6,905,947

	Shares
Warrants
Brazil — 0.0%
Lavoro Ltd., (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(g)	25,681	10,272
Israel(g) — 0.0%
Deep Instinct Ltd., Series C, (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(f)(h)	21,889	2,189
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	8,959	383
		2,572
United Kingdom — 0.0%
10X future Technologies Service Ltd., (Acquired 12/19/23, Cost: $0), (Expires 11/17/30, Strike Price GBP 0.01)(f)(g)(h)	137,950	214,491
United States(g) — 0.2%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 0.01 Shares for 1 Warrant, Expires 06/03/26, Strike Price USD 1,150.00)	33,630	7
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(f)	74,120	1,608
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(f)	44,352	—
CXApp, Inc., Class A, (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)	27,602	5,150
Davidson Homes LLC, (Expires 05/16/34, Strike Price USD 8.47)(f)	50,977	525,063
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	40,220	5,892
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(f)	5,990	29,832
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 11.17)(f)	19,736	52,300
Hawkeye 360, (Issued 07/07/23, 1 Share for 1 Warrant, Expires 07/07/33, Strike Price USD 0.01)(f)	173,677	878,805
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Shares for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	11,689	190
Insight M, Inc.(f)	663,000	—
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)	10,196	$ 1
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	82,174	33
New York Community Bancorp, Inc. Series C, PIPE, (Acquired 03/07/24, Cost: $0), (Issued/Exercisable 03/11/24, 1,000 Shares for 1 Warrant, Expires 03/11/31, Strike Price USD 2.50)(f)(h)	550	1,073,501
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	60,706	219
Palladyne AI Corp., (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	68,671	2,177
Pear Therapeutics, Inc., (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 12/03/26, Strike Price USD 11.50)(f)	9,900	—
RapidSOS, (Expires 12/13/33, Strike Price USD 0.01)(f)	946,544	908,682
Sarcos Technology & Robotics Corp., (Issued 01/15/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 69.00)	25,291	802
Sonder Holdings Inc.(f)	26,332	106,381
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(f)(h)	207,248	700,498
Volato Group, Inc., (Acquired 12/03/23, Cost: $48,765), (Expires 12/03/28, Strike Price USD 11.50)(h)	48,765	707
		4,291,848
Total Warrants — 0.2% (Cost: $797,568)		4,519,183
Total Long-Term Investments — 101.5% (Cost: $1,752,517,415)		1,919,376,213
Short-Term Securities
Money Market Funds — 5.7%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(r)(v)	107,467,123	107,467,123
Total Short-Term Securities — 5.7% (Cost: $107,467,123)		107,467,123
Options Purchased — 0.2% (Cost: $4,962,463)		4,601,854
Total Investments Before Options Written — 107.4% (Cost: $1,864,947,001)		2,031,445,190
Options Written — (0.2)% (Premiums Received: $(3,512,142))		(3,912,526)
Total Investments, Net of Options Written — 107.2% (Cost: $1,861,434,859)		2,027,532,664
Liabilities in Excess of Other Assets — (7.2)%		(136,694,347)
Net Assets — 100.0%		$ 1,890,838,317

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Non-income producing security.
(h)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $65,828,450, representing 3.5% of its net assets as of period end, and an original cost of $77,512,124.

(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(k)	Investment does not issue shares.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Convertible security.
(o)	Zero-coupon bond.
(p)	Perpetual security with no stated maturity date.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Affiliate of the Trust.
(s)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Annualized 7-day yield as of period end.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/24	Shares Held at 06/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 78,480,297	$ 28,986,826 (a)	$ —	$ —	$ —	$ 107,467,123	107,467,123	$ 2,643,132	$ —
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,160,152	—	—	—	(133,083)	4,027,069	37,594	75,641	—
iShares JP Morgan USD Emerging Markets Bond ETF	6,337,064	—	—	—	(41,270)	6,295,794	71,155	131,057	—
iShares MSCI Brazil ETF	813,554	—	—	—	(177,557)	635,997	23,271	21,278	—
iShares Russell 2000 ETF	1,966,958	—	—	—	21,364	1,988,322	9,800	10,626	—
iShares Russell Mid-Cap Growth ETF	416,378	—	—	—	23,477	439,855	3,986	890	—
				$ —	$ (307,069)	$ 120,854,160		$ 2,882,624	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	681	09/06/24	$ 84,922	$ 839,636
Euro Bund	377	09/06/24	53,141	536,971
Euro-Schatz	96	09/06/24	10,867	50,842
Nikkei 225 Index	54	09/12/24	13,339	213,950
10-Year Australian Treasury Bonds	134	09/16/24	10,152	(98,468)
U.S. Long Bond	214	09/19/24	25,225	97,659
Euro Stoxx Banks Index	100	09/20/24	736	4,661
MSCI Emerging Markets Index	14	09/20/24	762	6,268
NASDAQ 100 E-Mini Index	6	09/20/24	2,391	(25,838)
Long Gilt	43	09/26/24	5,304	46,159
5-Year U.S. Treasury Note	3,358	09/30/24	357,679	1,404,901
Carbon Emissions(a)	12	12/16/24	867	(34,962)
				3,041,779
Short Contracts
30-Year Euro Buxl Bond	20	09/06/24	2,790	(57,399)
Euro BTP	264	09/06/24	32,596	259,892
Euro OAT	17	09/06/24	2,242	18,007
10-Year Japanese Government Treasury Bonds	39	09/12/24	34,629	(4,328)
10-Year U.S. Treasury Note	342	09/19/24	37,567	(281,628)
10-Year U.S. Ultra Long Treasury Note	1,766	09/19/24	200,055	(1,105,225)
Ultra U.S. Treasury Bond	117	09/19/24	14,574	78,725
E-mini Russell 2000 Index	42	09/20/24	4,337	(74,347)
Euro Stoxx 50 Index	172	09/20/24	9,061	(10,223)
S&P 500 E-Mini Index	412	09/20/24	113,743	(179,254)
2-Year U.S. Treasury Note	2,548	09/30/24	520,349	(577,188)
				(1,932,968)
				$ 1,108,811

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	185,508	EUR	171,331	Morgan Stanley & Co. International PLC	07/17/24	$ 1,893
USD	188,074	EUR	173,701	Morgan Stanley & Co. International PLC	07/17/24	1,919
USD	216,485	EUR	199,940	Morgan Stanley & Co. International PLC	07/17/24	2,209
USD	365,580	EUR	337,641	Morgan Stanley & Co. International PLC	07/17/24	3,730
USD	414,212	EUR	382,556	Morgan Stanley & Co. International PLC	07/17/24	4,226
USD	452,368	EUR	417,796	Morgan Stanley & Co. International PLC	07/17/24	4,615
USD	535,655	EUR	494,718	Morgan Stanley & Co. International PLC	07/17/24	5,465
USD	2,396,513	EUR	2,213,362	Morgan Stanley & Co. International PLC	07/17/24	24,451
USD	157,946	EUR	145,515	State Street Bank and Trust Co.	07/17/24	1,998
USD	239,907	EUR	221,000	State Street Bank and Trust Co.	07/17/24	3,061
CAD	289,613	USD	211,889	State Street Bank and Trust Co.	09/18/24	196
EUR	3,509,889	USD	3,764,953	Bank of America N.A.	09/18/24	7,983
EUR	2,663,317	USD	2,861,564	BNP Paribas SA	09/18/24	1,355
EUR	446,158	USD	479,292	HSBC Bank PLC	09/18/24	304
INR	147,168,449	USD	1,754,770	State Street Bank and Trust Co.	09/18/24	6,039
MXN	20,603,528	USD	1,097,934	JPMorgan Chase Bank N.A.	09/18/24	14,801
MXN	25,061,999	USD	1,333,422	Morgan Stanley & Co. International PLC	09/18/24	20,101
USD	1,770,832	BRL	9,600,741	HSBC Bank PLC	09/18/24	68,182
USD	5,191,727	CHF	4,609,034	Goldman Sachs International	09/18/24	13,706
USD	8,658,294	CHF	7,684,301	Goldman Sachs International	09/18/24	25,362
USD	4,623,871	DKK	31,921,575	Deutsche Bank AG	09/18/24	19,311
USD	382,241	EUR	355,208	Barclays Bank PLC	09/18/24	412
USD	44,462,152	EUR	41,198,284	Barclays Bank PLC	09/18/24	176,281
USD	167,634,952	EUR	155,329,241	Barclays Bank PLC	09/18/24	664,630
USD	782,804	EUR	726,116	Deutsche Bank AG	09/18/24	2,270
USD	350,586	EUR	325,070	JPMorgan Chase Bank N.A.	09/18/24	1,153
USD	410,087	EUR	375,094	JPMorgan Chase Bank N.A.	09/18/24	6,882
USD	507,725	EUR	466,468	State Street Bank and Trust Co.	09/18/24	6,298
USD	2,171,076	GBP	1,704,703	JPMorgan Chase Bank N.A.	09/18/24	14,933
USD	55,212,375	GBP	43,351,762	JPMorgan Chase Bank N.A.	09/18/24	380,194
USD	303,795	GBP	239,744	UBS AG	09/18/24	562
USD	1,837,773	IDR	30,029,205,185	JPMorgan Chase Bank N.A.	09/18/24	4,851
USD	582,334	JPY	92,298,158	Deutsche Bank AG	09/18/24	1,861
USD	5,988,121	JPY	927,703,142	HSBC Bank PLC	09/18/24	153,703
USD	49,409,741	JPY	7,654,794,822	HSBC Bank PLC	09/18/24	1,267,970
USD	322,596	JPY	50,216,987	JPMorgan Chase Bank N.A.	09/18/24	6,777
USD	251,966	JPY	38,736,190	State Street Bank and Trust Co.	09/18/24	8,350
USD	216,188	JPY	33,653,377	UBS AG	09/18/24	4,538
USD	400,170	SEK	4,178,345	Barclays Bank PLC	09/18/24	4,388
USD	1,823,489	SEK	19,039,884	Barclays Bank PLC	09/18/24	19,991
ZAR	33,715,234	USD	1,799,635	State Street Bank and Trust Co.	09/18/24	42,651
USD	11,079,342	CNH	80,002,465	HSBC Bank PLC	09/19/24	57,732
USD	21,459,598	HKD	167,214,285	UBS AG	09/19/24	63
						3,057,397
EUR	441,264	USD	474,394	Deutsche Bank AG	07/17/24	(1,491)
EUR	16,989,301	USD	18,331,266	Deutsche Bank AG	09/18/24	(68,709)
EUR	242,788	USD	265,575	HSBC Bank PLC	09/18/24	(4,591)
EUR	374,806	USD	403,402	HSBC Bank PLC	09/18/24	(506)
EUR	511,123	USD	550,612	HSBC Bank PLC	09/18/24	(1,183)
EUR	1,084,813	USD	1,168,130	JPMorgan Chase Bank N.A.	09/18/24	(2,017)
EUR	217,347	USD	234,524	UBS AG	09/18/24	(887)
EUR	264,883	USD	287,144	UBS AG	09/18/24	(2,410)
GBP	319,644	USD	407,658	State Street Bank and Trust Co.	09/18/24	(3,365)
GBP	878,633	USD	1,124,800	State Street Bank and Trust Co.	09/18/24	(13,486)
GBP	232,883	USD	295,623	UBS AG	09/18/24	(1,069)
GBP	264,163	USD	337,953	UBS AG	09/18/24	(3,834)
JPY	44,398,307	USD	283,491	Deutsche Bank AG	09/18/24	(4,265)
JPY	53,625,866	USD	346,741	Deutsche Bank AG	09/18/24	(9,483)
JPY	35,182,197	USD	221,836	HSBC Bank PLC	09/18/24	(572)
JPY	39,945,489	USD	254,591	HSBC Bank PLC	09/18/24	(3,370)
JPY	102,558,392	USD	662,202	HSBC Bank PLC	09/18/24	(17,202)

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	108,893,436	USD	704,350	HSBC Bank PLC	09/18/24	$ (19,508)
JPY	442,665,929	USD	2,787,265	HSBC Bank PLC	09/18/24	(3,295)
JPY	85,613,557	USD	554,032	UBS AG	09/18/24	(15,600)
USD	5,656,721	AUD	8,540,105	Deutsche Bank AG	09/18/24	(51,796)
USD	9,301,146	CAD	12,767,493	Deutsche Bank AG	09/18/24	(48,551)
USD	1,026,790	EUR	955,986	Barclays Bank PLC	09/18/24	(842)
USD	209,105	MXN	3,892,781	Morgan Stanley & Co. International PLC	09/18/24	(1,133)
USD	176,095	NOK	1,881,150	HSBC Bank PLC	09/18/24	(431)
USD	953,590	ZAR	17,855,543	JPMorgan Chase Bank N.A.	09/18/24	(22,082)
HKD	785,914	USD	100,867	State Street Bank and Trust Co.	09/19/24	(7)
						(301,685)
						$ 2,755,712
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	607	07/05/24	USD	553.00	USD	33,034	$ 21,549
InvesCo QQQ Trust, Series 1	336	07/12/24	USD	490.00	USD	16,098	55,440
SPX Volatility Index	160	07/17/24	USD	18.00	USD	199	4,400
Adobe, Inc.	59	07/19/24	USD	530.00	USD	3,278	180,687
Advanced Micro Devices, Inc.	31	07/19/24	USD	160.00	USD	503	22,863
Apple, Inc.	195	07/19/24	USD	185.00	USD	4,107	522,112
Apple, Inc.	106	07/19/24	USD	220.00	USD	2,233	13,780
Bank of America Corp.	266	07/19/24	USD	41.00	USD	1,058	9,709
Crowdstrike Holdings, Inc.	23	07/19/24	USD	400.00	USD	881	13,800
EOG Resources, Inc.	97	07/19/24	USD	125.00	USD	1,221	30,070
Freeport-McMoRan, Inc.	213	07/19/24	USD	55.00	USD	1,035	3,089
iShares China Large-Cap ETF	1,582	07/19/24	USD	27.00	USD	4,112	38,759
Mastercard, Inc., Class A	156	07/19/24	USD	475.00	USD	6,882	4,368
Merck & Co., Inc.	42	07/19/24	USD	130.00	USD	520	5,355
Meta Platforms, Inc.	9	07/19/24	USD	470.00	USD	454	33,548
Micron Technology, Inc.	23	07/19/24	USD	140.00	USD	303	5,152
Micron Technology, Inc.	77	07/19/24	USD	145.00	USD	1,013	9,933
NVIDIA Corp.	40	07/19/24	USD	110.00	USD	494	59,500
Sabre Corp.	173	07/19/24	USD	4.50	USD	46	606
Sabre Corp.	138	07/19/24	USD	3.50	USD	37	552
Sabre Corp.	119	07/19/24	USD	4.00	USD	32	357
Uber Technologies, Inc.	302	07/19/24	USD	70.00	USD	2,195	102,680
Valero Energy Corp.	22	07/19/24	USD	185.00	USD	345	605
Vistra Corp.	98	07/19/24	USD	85.00	USD	843	48,510
Vistra Corp.	88	07/19/24	USD	110.00	USD	757	3,960
Western Digital Corp.	57	07/19/24	USD	85.00	USD	432	1,767
Western Digital Corp.	103	07/19/24	USD	82.50	USD	780	5,150
Apple, Inc.	196	08/16/24	USD	220.00	USD	4,128	88,200
Apple, Inc.	233	08/16/24	USD	200.00	USD	4,907	332,025
Apple, Inc.	712	08/16/24	USD	210.00	USD	14,996	617,660
Boston Scientific Corp.	290	08/16/24	USD	77.50	USD	2,233	64,525
ConocoPhillips	124	08/16/24	USD	120.00	USD	1,418	19,220
Delta Air Lines, Inc.	140	08/16/24	USD	55.00	USD	664	5,950
Eli Lilly & Co.	29	08/16/24	USD	820.00	USD	2,626	290,362
Freeport-McMoRan, Inc.	114	08/16/24	USD	55.00	USD	554	7,923
iShares Biotechnology ETF	138	08/16/24	USD	140.00	USD	1,894	36,570
Microsoft Corp.	110	08/16/24	USD	465.00	USD	4,916	106,975
UniCredit SpA	27	08/16/24	EUR	37.00	EUR	466	10,843
Visa, Inc.	44	08/16/24	USD	290.00	USD	1,155	3,344
Walmart, Inc.	142	08/16/24	USD	70.00	USD	961	16,401
Walt Disney Co.	193	08/16/24	USD	105.00	USD	1,916	43,135
Apple, Inc.	275	09/20/24	USD	220.00	USD	5,792	165,000
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Carrier Global Corp.	176	09/20/24	USD	67.50	USD	1,110	$ 34,760
Novo Nordisk A/S	197	09/20/24	USD	145.00	USD	2,812	149,227
Trane Technologies PLC	70	09/20/24	USD	360.00	USD	2,303	54,250
Walt Disney Co.	220	10/18/24	USD	110.00	USD	2,184	51,920
Humana, Inc.	47	11/15/24	USD	395.00	USD	1,756	94,470
							3,391,061
Put
Advanced Micro Devices, Inc.	42	07/19/24	USD	145.00	USD	681	2,982
Applied Materials, Inc.	31	07/19/24	USD	200.00	USD	732	620
Costco Wholesale Corp.	7	07/19/24	USD	790.00	USD	595	725
Spirit Airlines, Inc.	52	07/19/24	USD	2.00	USD	19	260
Spirit Airlines, Inc.	42	07/19/24	USD	2.50	USD	15	105
Boston Scientific Corp.	83	08/16/24	USD	70.00	USD	639	2,905
iShares iBoxx $ High Yield Corporate Bond ETF	2,542	08/16/24	USD	76.00	USD	19,609	54,653
NVIDIA Corp.	140	08/16/24	USD	110.00	USD	1,730	43,750
Spirit Airlines, Inc.	41	08/16/24	USD	2.00	USD	15	390
NVIDIA Corp.	490	09/20/24	USD	105.00	USD	6,053	213,150
Merck & Co., Inc.	238	10/18/24	USD	120.00	USD	2,946	89,250
							408,790
							$ 3,799,851
OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	HSBC Bank PLC	—	08/21/24	CNH	8.50	USD	51,044	$ 51
Put
EUR Currency	UBS AG	—	09/18/24	USD	1.05	EUR	10,276	52,163
S&P 500 Index	Citibank N.A.	1,304	09/20/24	USD	5,200.00	USD	7,120	67,696
								119,859
								$ 119,910
OTC Credit Default Swaptions Purchased
	Paid by the Trust	Received by the Trust
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)(a)		Value
Put
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	iTraxx.XO.41.V1	Quarterly	Morgan Stanley & Co. International PLC	07/17/24	—	EUR 325.00	EUR	2,210	$ 15,175
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	CDX.NA.HY.42.V1	Quarterly	BNP Paribas SA	07/17/24	—	USD 105.00	USD	1,885	2,857
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	iTraxx.XO.41.V1	Quarterly	BNP Paribas SA	08/21/24	—	EUR 475.00	EUR	2,000	3,124
										$ 21,156

(a)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.33%	Annual	4.35%	Annual	Citibank N.A.	07/18/24	4.35%	USD	11,267	$ 6,847
10-Year Interest Rate Swap, 10/25/34	1-Day SOFR, 5.33%	Annual	3.75%	Annual	Citibank N.A.	10/23/24	3.75	USD	19,535	249,760
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.33%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	39,747	92,314
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	3.60%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.60	USD	12,469	95,924
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	3.60%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.60	USD	12,472	95,939
10-Year Interest Rate Swap, 01/25/35	1-Day SOFR, 5.33%	Annual	3.00%	Annual	Goldman Sachs International	01/23/25	3.00	USD	25,256	120,153
										$ 660,937
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	336	07/12/24	USD	500.00	USD	16,098	$ (10,920)
SPX Volatility Index	160	07/17/24	USD	35.00	USD	199	(1,040)
Alphabet, Inc., Class C	160	07/19/24	USD	185.00	USD	2,935	(56,000)
Amazon.com, Inc.	58	07/19/24	USD	200.00	USD	1,121	(17,081)
Apple, Inc.	195	07/19/24	USD	200.00	USD	4,107	(234,000)
Applied Materials, Inc.	31	07/19/24	USD	240.00	USD	732	(17,980)
Applied Materials, Inc.	35	07/19/24	USD	250.00	USD	826	(9,398)
Cameco Corp.	128	07/19/24	USD	60.00	USD	630	(768)
Costco Wholesale Corp.	7	07/19/24	USD	820.00	USD	595	(25,077)
Eli Lilly & Co.	9	07/19/24	USD	840.00	USD	815	(64,597)
Intuitive Surgical, Inc.	23	07/19/24	USD	420.00	USD	1,023	(70,840)
iShares China Large-Cap ETF	1,582	07/19/24	USD	29.00	USD	4,112	(5,537)
Lam Research Corp.	9	07/19/24	USD	1,000.00	USD	958	(71,707)
Las Vegas Sands Corp.	89	07/19/24	USD	52.50	USD	394	(935)
Meta Platforms, Inc.	9	07/19/24	USD	540.00	USD	454	(2,529)
Meta Platforms, Inc.	48	07/19/24	USD	550.00	USD	2,420	(8,496)
Micron Technology, Inc.	62	07/19/24	USD	155.00	USD	815	(3,224)
Microsoft Corp.	98	07/19/24	USD	440.00	USD	4,380	(120,540)
Microsoft Corp.	52	07/19/24	USD	445.00	USD	2,324	(51,220)
Microsoft Corp.	48	07/19/24	USD	460.00	USD	2,145	(15,000)
NVIDIA Corp.	190	07/19/24	USD	115.00	USD	2,347	(206,150)
NVIDIA Corp.	40	07/19/24	USD	130.00	USD	494	(12,800)
Salesforce, Inc.	36	07/19/24	USD	310.00	USD	926	(396)
U.S. Steel Corp.	322	07/19/24	USD	39.00	USD	1,217	(15,134)
UnitedHealth Group, Inc.	27	07/19/24	USD	540.00	USD	1,375	(11,745)
Vistra Corp.	97	07/19/24	USD	100.00	USD	834	(7,275)
Walt Disney Co.	44	07/19/24	USD	115.00	USD	437	(506)
Western Digital Corp.	160	07/19/24	USD	95.00	USD	1,212	(800)
Apple, Inc.	319	08/16/24	USD	230.00	USD	6,719	(61,886)
Apple, Inc.	196	08/16/24	USD	245.00	USD	4,128	(15,582)
Boston Scientific Corp.	83	08/16/24	USD	80.00	USD	639	(9,545)
Boston Scientific Corp.	290	08/16/24	USD	85.00	USD	2,233	(8,700)
Eli Lilly & Co.	29	08/16/24	USD	920.00	USD	2,626	(102,297)
iShares iBoxx $ High Yield Corporate Bond ETF	1,271	08/16/24	USD	78.00	USD	9,804	(13,981)
Walmart, Inc.	142	08/16/24	USD	75.00	USD	961	(3,550)
Apple, Inc.	275	09/20/24	USD	245.00	USD	5,792	(37,812)
NextEra Energy, Inc.	94	09/20/24	USD	80.00	USD	666	(6,815)
Novo Nordisk A/S	197	09/20/24	USD	160.00	USD	2,812	(55,455)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
NVIDIA Corp.	490	09/20/24	USD	130.00	USD	6,053	$ (520,625)
NVIDIA Corp.	289	09/20/24	USD	145.00	USD	3,570	(174,845)
							(2,052,788)
Put
Advanced Micro Devices, Inc.	84	07/19/24	USD	135.00	USD	1,363	(1,428)
Apple, Inc.	106	07/19/24	USD	205.00	USD	2,233	(15,794)
Bank of America Corp.	133	07/19/24	USD	36.00	USD	529	(1,264)
Crowdstrike Holdings, Inc.	23	07/19/24	USD	340.00	USD	881	(2,266)
EOG Resources, Inc.	97	07/19/24	USD	110.00	USD	1,221	(1,698)
Freeport-McMoRan, Inc.	408	07/19/24	USD	45.00	USD	1,983	(12,648)
Uber Technologies, Inc.	302	07/19/24	USD	60.00	USD	2,195	(1,057)
UnitedHealth Group, Inc.	27	07/19/24	USD	450.00	USD	1,375	(3,375)
Valero Energy Corp.	22	07/19/24	USD	150.00	USD	345	(3,410)
Vistra Corp.	98	07/19/24	USD	75.00	USD	843	(7,105)
Walt Disney Co.	88	07/19/24	USD	105.00	USD	874	(57,860)
Boston Scientific Corp.	165	08/16/24	USD	65.00	USD	1,271	(2,475)
ConocoPhillips	124	08/16/24	USD	105.00	USD	1,418	(10,416)
Delta Air Lines, Inc.	140	08/16/24	USD	45.00	USD	664	(19,530)
Freeport-McMoRan, Inc.	114	08/16/24	USD	45.00	USD	554	(11,514)
iShares Biotechnology ETF	138	08/16/24	USD	130.00	USD	1,894	(12,765)
iShares iBoxx $ High Yield Corporate Bond ETF	2,542	08/16/24	USD	74.00	USD	19,609	(35,588)
Nice Ltd.	29	08/16/24	USD	190.00	USD	499	(59,160)
NVIDIA Corp.	290	08/16/24	USD	90.00	USD	3,583	(13,630)
UniCredit SpA	27	08/16/24	EUR	31.00	EUR	466	(7,952)
Visa, Inc.	44	08/16/24	USD	255.00	USD	1,155	(18,700)
Vistra Corp.	165	08/16/24	USD	72.50	USD	1,419	(32,175)
Walt Disney Co.	193	08/16/24	USD	90.00	USD	1,916	(20,458)
Carrier Global Corp.	176	09/20/24	USD	57.50	USD	1,110	(19,360)
Trane Technologies PLC	70	09/20/24	USD	310.00	USD	2,303	(50,400)
Merck & Co., Inc.	238	10/18/24	USD	100.00	USD	2,946	(119,000)
Walt Disney Co.	220	10/18/24	USD	90.00	USD	2,184	(43,010)
Humana, Inc.	47	01/17/25	USD	310.00	USD	1,756	(43,005)
							(627,043)
							$ (2,679,831)
OTC Currency Options Written
Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	UBS AG	09/18/24	USD	1.02	EUR	10,276	$ (17,465)
OTC Credit Default Swaptions Written
	Paid by the Trust	Received by the Trust
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)		Value
Put
Sold Protection 5-Year Credit Default Swap, 06/20/29	iTraxx.XO.41.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	07/17/24	N/R	EUR 425.00	EUR	2,210	$ (2,081)
Sold Protection 5-Year Credit Default Swap, 06/20/29	CDX.NA.HY.42.V1	5.00%	Quarterly	BNP Paribas SA	07/17/24	N/R	USD 102.00	USD	1,885	(972)
										$ (3,053)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap, 07/20/26	3.85%	Annual	1-Day SOFR, 5.33%	Annual	Citibank N.A.	07/18/24	3.85%	USD	11,267	$ (215)
10-Year Interest Rate Swap, 10/25/34	3.15%	Annual	1-Day SOFR, 5.33%	Annual	Citibank N.A.	10/23/24	3.15	USD	19,535	(49,302)
2-Year Interest Rate Swap, 10/26/26	3.30%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	39,747	(22,284)
5-Year Interest Rate Swap, 12/19/29	3.20%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.20	USD	12,469	(45,683)
5-Year Interest Rate Swap, 12/19/29	3.20%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.20	USD	12,472	(45,690)
10-Year Interest Rate Swap, 01/25/35	2.25%	Annual	1-Day SOFR, 5.33%	Annual	Goldman Sachs International	01/23/25	2.25	USD	25,256	(25,336)
										(188,510)
Put
5-Year Interest Rate Swap, 07/03/29	1-Day SOFR, 5.33%	Annual	4.35%	Annual	Morgan Stanley & Co. International PLC	07/01/24	4.35	USD	20,234	(54)
5-Year Interest Rate Swap, 07/04/29	1-Day SOFR, 5.33%	Annual	4.40%	Annual	Citibank N.A.	07/02/24	4.40	USD	10,133	(22)
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.33%	Annual	4.37%	Annual	Deutsche Bank AG	07/18/24	4.37	USD	49,641	(197,212)
5-Year Interest Rate Swap, 07/20/29	1-Day SOFR, 5.33%	Annual	4.17%	Annual	Citibank N.A.	07/18/24	4.17	USD	8,848	(20,862)
2-Year Interest Rate Swap, 09/15/26	1-Day SOFR, 5.33%	Annual	4.60%	Annual	Goldman Sachs International	09/13/24	4.60	USD	29,886	(58,988)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.33%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	50,148	(39,759)
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	4.50%	Annual	JPMorgan Chase Bank N.A.	12/17/24	4.50	USD	12,470	(56,603)
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	4.50%	Annual	JPMorgan Chase Bank N.A.	12/17/24	4.50	USD	12,472	(56,612)
2-Year Interest Rate Swap, 04/27/27	1-Day SOFR, 5.33%	Annual	5.50%	Annual	Goldman Sachs International	04/25/25	5.50	USD	49,758	(38,807)
2-Year Interest Rate Swap, 05/25/27	1-Day SOFR, 5.33%	Annual	5.00%	Annual	Goldman Sachs International	05/23/25	5.00	USD	60,284	(119,047)
2-Year Interest Rate Swap, 05/25/27	1-Day SOFR, 5.33%	Annual	5.05%	Annual	Goldman Sachs International	05/23/25	5.05	USD	60,284	(110,152)
2-Year Interest Rate Swap, 06/15/27	1-Day SOFR, 5.33%	Annual	4.60%	Annual	Morgan Stanley & Co. International PLC	06/13/25	4.60	USD	24,568	(91,818)
5-Year Interest Rate Swap, 06/22/30	1-Day SOFR, 5.33%	Annual	4.40%	Annual	Goldman Sachs International	06/20/25	4.40	USD	12,716	(117,647)
5-Year Interest Rate Swap, 06/29/30	1-Day SOFR, 5.33%	Annual	4.55%	Annual	Morgan Stanley & Co. International PLC	06/27/25	4.55	USD	15,030	(116,084)
										(1,023,667)
										$ (1,212,177)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V2	5.00%	Quarterly	12/20/27	EUR	4,590	$ (400,119)	$ 62,697	$ (462,816)
iTraxx.EUR.40.V1	1.00	Quarterly	12/20/28	EUR	177	(3,460)	(3,391)	(69)
iTraxx.XO.40.V1	5.00	Quarterly	12/20/28	EUR	4,845	(332,172)	(359,149)	26,977
CDX.NA.HY.42.V1	5.00	Quarterly	06/20/29	USD	195	(12,484)	(12,605)	121
						$ (748,235)	$ (312,448)	$ (435,787)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.34.V3	5.00%	Quarterly	12/20/25	C+	EUR	33,645	$ 1,738,780	$ 1,178,926	$ 559,854
iTraxx.XO.35.V2	5.00	Quarterly	06/20/26	CC-	EUR	1,421	90,938	96,442	(5,504)
CDX.NA.HY.41.V2	5.00	Quarterly	12/20/28	B	USD	3,367	219,169	92,687	126,482
							$ 2,048,887	$ 1,368,055	$ 680,832

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Inflation Swaps
Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR	1,425	$ 15,661	$ 30	$ 15,631
Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SONIA, 5.20%	At Termination	4.26%	At Termination	N/A	09/06/24	GBP	25,649	$ (341,953)	$ 15	$ (341,968)
1-Day SOFR, 5.33%	At Termination	5.45%	At Termination	N/A	10/02/24	USD	174,570	(19,111)	1,853	(20,964)
28-Day MXIBTIIE, 11.24%	Monthly	9.78%	Monthly	N/A	02/04/25	MXN	48,743	(20,341)	1	(20,342)
28-Day MXIBTIIE, 11.24%	Monthly	9.79%	Monthly	N/A	02/04/25	MXN	24,371	(10,089)	1	(10,090)
28-Day MXIBTIIE, 11.24%	Monthly	9.80%	Monthly	N/A	02/04/25	MXN	24,371	(9,968)	1	(9,969)
28-Day MXIBTIIE, 11.24%	Monthly	9.95%	Monthly	N/A	02/07/25	MXN	550,963	(196,285)	33	(196,318)
1-Day SOFR, 5.33%	Annual	5.00%	Annual	N/A	10/02/25	USD	169,290	(384,598)	18,025	(402,623)
0.28%	Annual	Tokyo Overnight Average Rate, 0.08%	Annual	N/A	03/09/26	JPY	2,893,937	18,917	78	18,839
1-Day SOFR, 5.33%	Annual	4.40%	Annual	N/A	04/08/26	USD	43,825	(303,073)	174	(303,247)
1-Day SOFR, 5.33%	Annual	4.45%	Annual	N/A	04/09/26	USD	16,044	(94,924)	64	(94,988)
1-Day SOFR, 5.33%	Annual	4.05%	Annual	N/A	04/18/26	USD	25,216	(333,031)	102	(333,133)
1-Day SOFR, 5.33%	Annual	4.30%	Annual	N/A	04/24/26	USD	30,249	(247,354)	123	(247,477)
1-Day SOFR, 5.33%	Annual	4.50%	Annual	N/A	05/08/26	USD	25,254	(95,383)	105	(95,488)
4.69%	Annual	1-Day SOFR, 5.33%	Annual	N/A	10/02/26	USD	115,533	224,665	(18,758)	243,423
1-Day SOFR, 5.33%	At Termination	4.17%	At Termination	10/23/25 (a)	10/23/26	USD	19,696	40,289	36	40,253
1-Day SOFR, 5.33%	At Termination	4.21%	At Termination	10/27/25 (a)	10/27/26	USD	39,419	97,576	72	97,504
1-Day SOFR, 5.33%	Annual	3.47%	Annual	03/10/25 (a)	03/10/27	USD	9,910	(110,616)	44	(110,660)
New Index, Research, 6.86%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	1,186,669	(78,818)	94	(78,912)
1-Day SOFR, 5.33%	Annual	4.10%	Annual	05/30/25 (a)	05/30/27	USD	30,153	71,151	135	71,016
1-Day SOFR, 5.33%	Annual	4.15%	Annual	05/30/25 (a)	05/30/27	USD	30,153	98,571	143	98,428
1-Day SOFR, 5.33%	Annual	3.30%	Annual	10/23/25 (a)	10/23/27	USD	7,036	(67,361)	32	(67,393)
1-Day SOFR, 5.33%	Annual	4.20%	Annual	10/23/25 (a)	10/23/27	USD	10,250	67,926	47	67,879
1-Day SOFR, 5.33%	Annual	3.92%	Annual	11/03/25 (a)	11/03/27	USD	4,880	8,693	22	8,671
1-Day SOFR, 5.33%	Annual	3.95%	Annual	11/03/25 (a)	11/03/27	USD	4,880	11,321	22	11,299
1-Day SOFR, 5.33%	Annual	3.99%	Annual	11/03/25 (a)	11/03/27	USD	9,761	28,771	44	28,727
1-Day SOFR, 5.33%	Annual	4.07%	Annual	11/03/25 (a)	11/03/27	USD	19,787	88,576	90	88,486
1-Day SOFR, 5.33%	Annual	3.86%	Annual	11/10/25 (a)	11/10/27	USD	20,267	16,728	92	16,636
1-Day SOFR, 5.33%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	27,289	(142,697)	118	(142,815)
3.45%	Annual	1-Day SOFR, 5.33%	Annual	N/A	01/26/28	USD	24,493	142,517	106	142,411
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/26/28	USD	24,493	97,163	106	97,057
3.27%	Annual	1-Day SOFR, 5.33%	Annual	02/05/26 (a)	02/05/28	USD	24,747	219,561	107	219,454
1-Day SOFR, 5.33%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	24,747	45,039	107	44,932
1-Day SONIA, 5.20%	At Termination	3.18%	At Termination	02/10/27 (a)	02/10/28	GBP	85,657	(390,376)	524	(390,900)
1-Day SONIA, 5.20%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,480	220,443	(14)	220,457

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-Day MXIBTIIE, 11.24%	Monthly	9.13%	Monthly	N/A	08/15/28	MXN	104,580	$ (104,007)	$ 48	$ (104,055)
1-Day SOFR, 5.33%	Annual	4.42%	Annual	N/A	10/02/28	USD	81,301	257,544	16,675	240,869
1-Day SOFR, 5.33%	Annual	4.40%	Annual	N/A	10/31/28	USD	13,191	46,187	109	46,078
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/17/28	GBP	6,091	(36,338)	261	(36,599)
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/21/28	GBP	6,085	(34,549)	264	(34,813)
1-Day SOFR, 5.33%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,232	(157,541)	97	(157,638)
6-mo. EURIBOR, 3.68%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	15,660	17,855	156	17,699
New Index, Research, 6.86%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	339,246	(34,415)	46	(34,461)
New Index, Research, 6.86%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	414,634	(34,002)	56	(34,058)
1-Day SOFR, 5.33%	Annual	3.79%	Annual	N/A	03/29/29	USD	35,313	(606,292)	304	(606,596)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/08/29	USD	21,208	(152,201)	189	(152,390)
1-Day SOFR, 5.33%	Annual	4.05%	Annual	N/A	04/09/29	USD	16,044	(78,200)	143	(78,343)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/18/29	USD	25,216	(169,128)	226	(169,354)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/24/29	USD	12,604	(80,955)	113	(81,068)
6-mo. EURIBOR, 3.68%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	17,653	3,730	179	3,551
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	05/06/29	USD	25,231	(147,529)	228	(147,757)
6-mo. EURIBOR, 3.68%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	12,874	(17,237)	136	(17,373)
0.02%	Annual	6-mo. EURIBOR, 3.68%	Semi-Annual	N/A	08/26/31	EUR	9,317	1,936,848	144	1,936,704
1-Day ESTR, 1,318.73%	Annual	2.34%	Annual	01/19/28 (a)	01/19/33	EUR	7,414	(84,999)	104	(85,103)
1-Day SOFR, 5.33%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	13,769	(333,355)	127	(333,482)
1-Day SOFR, 5.33%	Annual	4.31%	Annual	N/A	09/29/33	USD	121,626	2,212,464	9,895	2,202,569
4.40%	Annual	1-Day SOFR, 5.33%	Annual	N/A	11/01/33	USD	11,317	(305,627)	177	(305,804)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/12/34	USD	9,940	(34,613)	151	(34,764)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/17/34	USD	2,863	(9,357)	44	(9,401)
New Index, Research, 6.86%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	218,262	(26,180)	45	(26,225)
New Index, Research, 6.86%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	218,262	(24,257)	45	(24,302)
3.46%	Annual	1-Day SOFR, 5.33%	Annual	12/15/26 (a)	12/15/36	USD	4,853	124,262	80	124,182
4.25%	Annual	1-Day SOFR, 5.33%	Annual	N/A	09/29/43	USD	1,467	(48,493)	978	(49,471)
4.03%	Annual	1-Day SOFR, 5.33%	Annual	N/A	09/29/53	USD	30,617	(1,150,564)	9,569	(1,160,133)
3.65%	Annual	1-Day SOFR, 5.33%	Annual	N/A	11/03/53	USD	5,251	150,002	167	149,835
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	11/03/53	USD	5,251	183,141	167	182,974
								$ (85,877)	$ 44,667	$ (130,544)

(a)	Forward Swap.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	95	$ (1,932)	$ (527)	$ (1,405)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	3,700	(68,403)	107,058	(175,461)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	2,160	(39,933)	60,377	(100,310)
Boeing, Co.	1.00	Quarterly	Deutsche Bank AG	12/20/28	USD	800	9,258	(3,530)	12,788
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	300	13,877	19,436	(5,559)
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	300	13,879	19,968	(6,089)
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	10	903	1,100	(197)
Xerox Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	USD	30	2,708	3,298	(590)
Boeing, Co.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	USD	800	13,079	9,571	3,508
Republic of Panama	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	300	10,202	11,321	(1,119)
TIM S.p.A.	1.00	Quarterly	Goldman Sachs International	06/20/29	EUR	380	21,171	21,781	(610)
							$ (25,191)	$ 249,853	$ (275,044)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB	USD	642	$ 39,434	$ 17,204	$ 22,230
CCO Holdings LLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/29	BB-	USD	80	7,378	5,678	1,700
								$ 46,812	$ 22,882	$ 23,930

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	12.81%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	143,165	$ 452,558	$ —	$ 452,558
1-Day BZDIOVER, 0.04%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,385	33,792	—	33,792
1-Day BZDIOVER, 0.04%	At Termination	13.21%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,381	34,579	—	34,579
1-Day BZDIOVER, 0.04%	At Termination	13.25%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,883	18,754	—	18,754
China Fixing Repo Rates 7-Day, 2.30%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	373,929	—	373,929
1-Day BZDIOVER, 0.04%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	(152,344)	—	(152,344)
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	12,635	(137,948)	—	(137,948)
1-Day BZDIOVER, 0.04%	At Termination	10.14%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	13,441	(141,631)	—	(141,631)
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	96	(999)	—	(999)
1-Day BZDIOVER, 0.04%	At Termination	10.16%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	17,910	(186,540)	—	(186,540)
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	17,183	(178,714)	—	(178,714)
1-Day BZDIOVER, 0.04%	At Termination	10.35%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	(258,889)	—	(258,889)
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(158,984)	—	(158,984)

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	$ (158,739)	$ —	$ (158,739)
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(155,441)	—	(155,441)
									$ (616,617)	$ —	$ (616,617)
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Barclays Bank PLC(b)	07/28/25	$255,667	$7,220	$262,887	0.0%
	Monthly	Citibank N.A.(c)	10/25/24	11,094,195	(275,269)(d)	10,747,066	0.6
	Monthly	JPMorgan Chase Bank N.A.(e)	02/10/25	(6,593,452)	9,305 (f)	(6,593,808)	0.5
					$(258,744)	$4,416,145

(a)
The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(d)	Amount includes $71,860 of net dividends and financing fees.
(f)	Amount includes $9,661 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(c)	(e)
Range: Benchmarks:	0 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	26 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	15-95 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

The following table represents the individual long  positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date 07/28/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
AMC Networks, Inc., Class A	27,214	$262,887	100.0%
Total Reference Entity — Long		262,887
Net Value of Reference Entity — Barclays Bank PLC		$262,887
The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 10/25/24:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Italy
Leonardo SpA	463,859	$10,747,066	97.6%
United States
AMC Networks, Inc., Class A	27,214	262,887	2.4

Net Value of Reference Entity — Citibank N.A.		$11,009,953
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/10/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
United States
AMC Networks, Inc., Class A	27,214	$262,887	(4.1)%
Security	Shares	Value	% of Basket Value
United States (continued)
Banc of California, Inc.	1	$13	(0.0)%
Customers Bancorp Inc.	6,046	290,087	(4.6)
Eagle Bancorp, Inc.	3,416	64,562	(1.0)
New York Community Bancorp, Inc., Class A	306,377	986,534	(15.6)
Total Reference Entity — Long		1,604,083
Reference Entity — Short
Common Stocks
United States
Air Transport Services Group, Inc.	(309)	(4,286)	0.1
Atlantic Union Bankshares Corp.	(1,550)	(50,918)	0.8
Brookline Bancorp, Inc.	(5,664)	(47,294)	0.7
Community Bank System, Inc.	(1,416)	(66,849)	1.1
CVB Financial Corp.	(3,741)	(64,495)	1.0
Dime Community Bancshares, Inc.	(212)	(4,325)	0.1
First Bancorp/Southern Pines NC	(1,699)	(54,232)	0.9
Independent Bank Group, Inc.	(1,817)	(82,710)	1.3
OceanFirst Financial Corp.	(4,578)	(72,744)	1.1
Provident Financial Services, Inc.	(5,230)	(75,051)	1.2
Sandy Spring Bancorp, Inc.	(3,683)	(89,718)	1.4
Valley National Bancorp	(11,378)	(79,418)	1.2
		(692,040)
Exchange Traded Funds
United States
iShares iBoxx $ High Yield Corporate Bond ETF	(24,105)	(1,859,460)	29.4
iShares iBoxx $ Investment Grade Corporate Bond ETF	(21,553)	(2,308,757)	36.5
Vanguard Intermediate-Term Corporate Bond ETF	(38,468)	(3,074,747)	48.5
		(7,242,964)
Total Reference Entity — Short		(7,935,004)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(6,330,921)
Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 1,494,221	$ (393,917)	$ 7,148,998	$ (7,018,866)	$ —
OTC Swaps	276,792	(4,057)	970,363	(2,096,838)	—
Options Written	N/A	N/A	1,053,950	(1,454,334)	(3,912,526)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 224,879	$ —	$ 3,332,792	$ —	$ 3,557,671
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,057,397	—	—	3,057,397
Options purchased Investments at value — unaffiliated(b)	—	21,156	3,867,547	52,214	660,937	—	4,601,854
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	713,434	—	—	6,419,933	15,631	7,148,998
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	317,018	16,525	—	913,612	—	1,247,155
	$ —	$ 1,051,608	$ 4,108,951	$ 3,109,611	$ 11,327,274	$ 15,631	$ 19,613,075
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ 34,962	$ —	$ 289,662	$ —	$ 2,124,236	$ —	$ 2,448,860
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	301,685	—	—	301,685
Options written Options written at value	—	3,053	2,679,831	17,465	1,212,177	—	3,912,526
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	468,389	—	—	6,550,477	—	7,018,866
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	295,397	275,269	—	1,530,229	—	2,100,895
	$ 34,962	$ 766,839	$ 3,244,762	$ 319,150	$ 11,417,119	$ —	$ 15,782,832

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended June 30, 2024, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ (15,892,088)	$ —	$ (4,985,941)	$ —	$ (20,878,029)
Forward foreign currency exchange contracts	—	—	—	17,721,221	—	—	17,721,221
Options purchased(a)	—	(201,276)	8,718,593	(915,348)	(1,399,940)	(98,310)	6,103,719
Options written	—	22,630	2,007,159	178,093	1,327,393	—	3,535,275
Swaps	—	316,132	3,143,690	—	168,273	—	3,628,095
	$ —	$ 137,486	$ (2,022,646)	$ 16,983,966	$ (4,890,215)	$ (98,310)	$ 10,110,281
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (130,265)	$ —	$ 2,560,161	$ —	$ 5,146,495	$ —	$ 7,576,391
Forward foreign currency exchange contracts	—	—	—	4,753,815	—	—	4,753,815
Options purchased(b)	—	18,783	152,412	290,814	(2,905,450)	70,187	(2,373,254)
Options written	—	(65)	(739,643)	(29,130)	395,752	—	(373,086)
Swaps	—	(514,135)	(90,262)	—	(12,508,317)	(7,181)	(13,119,895)
	$ (130,265)	$ (495,417)	$ 1,882,668	$ 5,015,499	$ (9,871,520)	$ 63,006	$ (3,536,029)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$522,081,912
Average notional value of contracts — short	$873,258,670
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$420,595,730
Average amounts sold — in USD	$43,455,829
Options:
Average value of option contracts purchased	$5,067,974
Average value of option contracts written	$2,486,604
Average notional value of swaption contracts purchased	$168,739,642
Average notional value of swaption contracts written	$639,238,086
Credit default swaps:
Average notional value — buy protection	$20,363,741
Average notional value — sell protection	$41,741,532
Interest rate swaps:
Average notional value — pays fixed rate	$276,279,988
Average notional value — receives fixed rate	$1,437,334,771
Inflation swaps:
Average notional value — receives fixed rate	$1,531,733
Total return swaps:
Average notional value	$9,229,896
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 2,627,803	$ 1,130,023
Forward foreign currency exchange contracts	3,057,397	301,685
Options	4,601,854 (a)	3,912,526
Swaps — centrally cleared	—	640,265
Swaps — OTC(b)	1,247,155	2,100,895
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	11,534,209	8,085,394
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,427,654)	(4,450,119)
Total derivative assets and liabilities subject to an MNA	$ 5,106,555	$ 3,635,275

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 19,304	$ (19,304)	$ —	$ —	$ —
Barclays Bank PLC	872,922	(259,731)	—	—	613,191
BNP Paribas SA	7,336	(7,336)	—	—	—
Citibank N.A.	343,057	(343,057)	—	—	—
Deutsche Bank AG	36,230	(36,230)	—	—	—
Goldman Sachs International	181,002	(181,002)	—	—	—
HSBC Bank PLC	1,547,942	(50,658)	—	—	1,497,284
JPMorgan Chase Bank N.A.	1,051,896	(732,622)	—	—	319,274
Morgan Stanley & Co. International PLC	920,947	(367,201)	—	(553,746)	—
State Street Bank and Trust Co.	68,593	(16,858)	—	—	51,735
UBS AG	57,326	(41,265)	—	—	16,061
	$ 5,106,555	$ (2,055,264)	$ —	$ (553,746)	$ 2,497,545

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 488,029	$ (19,304)	$ (456,840)	$ —	$ 11,885
Barclays Bank PLC	259,731	(259,731)	—	—	—
BNP Paribas SA	318,633	(7,336)	—	—	311,297
Citibank N.A.	504,654	(343,057)	(161,597)	—	—
Deutsche Bank AG	385,037	(36,230)	(348,807)	—	—
Goldman Sachs International	470,587	(181,002)	(134,127)	—	155,458
HSBC Bank PLC	50,658	(50,658)	—	—	—
JPMorgan Chase Bank N.A.	732,622	(732,622)	—	—	—
Morgan Stanley & Co. International PLC	367,201	(367,201)	—	—	—
State Street Bank and Trust Co.	16,858	(16,858)	—	—	—
UBS AG	41,265	(41,265)	—	—	—
	$ 3,635,275	$ (2,055,264)	$ (1,101,371)	$ —	$ 478,640

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Consolidated Statement of Assets and Liabilities.

(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 120,526,193	$ 9,247,224	$ 129,773,417
Common Stocks
Australia	—	6,956,775	—	6,956,775
Canada	29,705,772	—	—	29,705,772
China	—	14,480,584	—	14,480,584
Denmark	—	4,500,731	—	4,500,731
France	—	31,063,093	—	31,063,093
Germany	—	16,314,581	—	16,314,581
Hong Kong	—	2,848,177	—	2,848,177
India	—	—	—	—
Italy	—	19,919,805	—	19,919,805
Japan	—	61,111,242	—	61,111,242
Macau	—	668,469	—	668,469
Netherlands	—	26,582,299	—	26,582,299
South Korea	—	6,330,129	—	6,330,129
Spain	7,574,940	9,839,693	—	17,414,633
Sweden	—	—	—	—
Switzerland	4,061,351	3,179,671	—	7,241,022
Taiwan	13,136,734	—	—	13,136,734
United Kingdom	4,900,536	30,198,924	318,445	35,417,905
United States	689,996,210	31,785,626	27,384,145	749,165,981
Corporate Bonds
Argentina	—	224,536	—	224,536
Australia	—	267,631	6,304,108	6,571,739
Belgium	—	429,746	—	429,746
Brazil	—	1,791,670	—	1,791,670
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Canada	$ —	$ 13,486,160	$ —	$ 13,486,160
Chile	—	956,291	—	956,291
China	—	3,149,150	—	3,149,150
Costa Rica	—	223,792	—	223,792
Dominican Republic	—	279,140	—	279,140
France	132,880	1,474,342	2,232,661	3,839,883
Germany	—	2,720,511	3,504,992	6,225,503
Ghana	—	192,721	—	192,721
Hong Kong	—	4,389,661	—	4,389,661
India	—	1,235,567	789,000	2,024,567
Indonesia	—	630,874	—	630,874
Ireland	—	215,460	—	215,460
Israel	—	198,150	—	198,150
Italy	—	7,913,518	—	7,913,518
Japan	—	4,695,418	—	4,695,418
Jersey	—	1,321,293	—	1,321,293
Kuwait	—	287,385	—	287,385
Luxembourg	—	1,592,565	—	1,592,565
Macau	—	546,641	—	546,641
Mexico	—	971,766	—	971,766
Morocco	—	322,998	—	322,998
Netherlands	—	1,388,692	—	1,388,692
Panama	—	212,294	—	212,294
Peru	—	154,641	—	154,641
Saudi Arabia	—	272,422	—	272,422
South Africa	—	190,312	—	190,312
South Korea	—	402,437	—	402,437
Spain	—	730,051	—	730,051
Sweden	—	2,272,259	—	2,272,259
Switzerland	—	2,179,144	—	2,179,144
Thailand	—	438,874	—	438,874
Turkey	—	381,522	—	381,522
Ukraine	—	504,018	—	504,018
United Arab Emirates	—	2,874,576	—	2,874,576
United Kingdom	—	5,633,827	1,727,122	7,360,949
United States	—	104,348,711	47,611,773	151,960,484
Zambia	—	209,250	—	209,250
Fixed Rate Loan Interests	—	—	12,582,790	12,582,790
Floating Rate Loan Interests	—	26,859,227	72,545,955	99,405,182
Foreign Agency Obligations	—	34,340,150	—	34,340,150
Investment Companies	21,039,560	—	—	21,039,560
Municipal Bonds	—	3,926,732	—	3,926,732
Non-Agency Mortgage-Backed Securities	—	70,686,255	13,051,789	83,738,044
Other Interests	—	—	3,812,224	3,812,224
Preferred Securities
Capital Trusts	—	1,510,386	—	1,510,386
Preferred Stocks	—	—	68,299,402	68,299,402
U.S. Government Sponsored Agency Securities	—	167,692,447	—	167,692,447
U.S. Treasury Obligations	—	6,905,947	—	6,905,947
Warrants
Brazil	10,272	—	—	10,272
Israel	383	—	2,189	2,572
United Kingdom	—	—	214,491	214,491
United States	13,636	1,542	4,276,670	4,291,848
Short-Term Securities
Money Market Funds	107,467,123	—	—	107,467,123
Options Purchased
Credit Contracts	—	21,156	—	21,156
Equity Contracts	3,799,851	67,696	—	3,867,547

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$ —	$ 52,214	$ —	$ 52,214
Interest Rate Contracts	—	660,937	—	660,937
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(16,602)	(16,602)
	$ 881,839,248	$ 870,740,697	$ 273,888,378	2,026,468,323
Investments Valued at NAV(b)				4,960,265
				$ 2,031,428,588
Derivative Financial Instruments(c)
Assets
Credit Contracts	$ —	$ 753,660	$ —	$ 753,660
Equity Contracts	6,268	235,136	—	241,404
Foreign Currency Exchange Contracts	—	3,057,397	—	3,057,397
Interest Rate Contracts	3,332,792	7,333,545	—	10,666,337
Other Contracts	—	15,631	—	15,631
Liabilities
Commodity Contracts	(34,962)	—	—	(34,962)
Credit Contracts	—	(762,782)	—	(762,782)
Equity Contracts	(2,959,270)	(285,492)	—	(3,244,762)
Foreign Currency Exchange Contracts	—	(319,150)	—	(319,150)
Interest Rate Contracts	(2,124,236)	(9,292,883)	—	(11,417,119)
	$ (1,779,408)	$ 735,062	$ —	$ (1,044,346)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests
Assets
Opening balance, as of December 31, 2023	$ 8,947,923	$ 27,338,257	$ 56,881,661	$ 11,920,142	$ 65,568,658	$ 15,407,058	$ 4,065,568
Transfers into Level 3	1,564,177	—	—	—	4,582,720	—	—
Transfers out of Level 3	—	(117,329)	—	—	—	—	—
Other(a)	—	(5,271,859)	—	(518,705)	518,705	—	—
Accrued discounts/premiums	1,298	—	169,667	13,581	69,475	76,783	—
Net realized gain (loss)	20,445	—	(343,436)	26,271	(46,456)	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(239,611)	(264,353)	(995,973)	35,854	411,064	333,722	(253,344)
Purchases	—	6,017,874	25,819,303	2,554,703	5,776,113	—	—
Sales	(1,047,008)	—	(19,361,566)	(1,449,056)	(4,334,324)	(2,765,774)	—
Closing balance, as of June 30, 2024	$ 9,247,224	$ 27,702,590	$ 62,169,656	$ 12,582,790	$ 72,545,955	$ 13,051,789	$ 3,812,224
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024(c)	$ (239,611)	$ (264,353)	$ (749,215)	$ 35,854	$ 395,542	$ 333,722	$ (253,344)

	Preferred Stocks	Unfunded Fixed Rate Loan Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets/Liabilities
Opening balance, as of December 31, 2023	$ 53,697,827	$ —	$ (49,378)	$ 1,990,642	$ 245,768,358
Transfers into Level 3	2,487,113	—	—	—	8,634,010
Transfers out of Level 3	—	—	—	(6,587)	(123,916)
Other(a)	5,271,859	191	(191)	—	—
Accrued discounts/premiums	—	—	—	—	330,804
Net realized gain (loss)	301	—	—	—	(342,875)
Net change in unrealized appreciation (depreciation)(b)(c)	(5,593,633)	(191)	32,967	2,509,295	(4,024,203)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

	Preferred Stocks	Unfunded Fixed Rate Loan Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Purchases	$ 13,680,646	$ —	$ —	$ —	$ 53,848,639
Sales	(1,244,711)	—	—	—	(30,202,439)
Closing balance, as of June 30, 2024	$ 68,299,402	$ —	$ (16,602)	$ 4,493,350	$ 273,888,378
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024(c)	$ (5,593,633)	$ —	$ (15,451)	$ 2,660,884	$ (3,689,605)

(a)
Certain Level 3 investments were re-classified between Common Stocks, Fixed Rate Loan Interests, Floating Rate Loan Interests, Unfunded Fixed Rate Loan Interests and
Unfunded Floating Rate Loan Interests.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $25,898,163. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$27,702,590	Market	Revenue Multiple	3.50x - 17.50x	5.04x
			Volatility	75% - 80%	80%
			Time to Exit	3.0 - 5.1 years	3.0 years
			EBITDA Multiple	7.75x	—
			Gross Profit Multiple	12.40x - 12.80x	12.64x
		Income	Discount Rate	11% - 16%	14%

Asset Backed Securities	5,094,444	Income	Discount Rate	8% - 9%	9%

Non-Agency Mortgage-Backed Securities	3,293,022	Income	Discount Rate	10%	—

Corporate Bonds	62,169,656	Income	Discount Rate	7% - 30%	12%
		Market	Revenue Mulltiple	4.00x	—
			Volatility	50%	—

Floating Rate Loan Interest	63,458,217	Income	Discount Rate	7% - 14%	13%

Fixed Rate Loan Interests	10,740,813	Income	Discount Rate	7% - 12%	8%

Other Interests	3,812,224	Income	Discount Rate	10%	—

Preferred Stocks(b)	68,299,402	Market	Revenue Multiple	0.22x - 18.08x	7.74x
			Volatility	35% - 95%	69%
			Time to Exit	0.5 - 5.0 years	2.6 years
			EBIDTAR Multiple	11.15x	—
			EBIDTA Multiple	7.00x	—
			Market Adjustment Multiple	1.40x	—
		Income	Discount Rate	11% - 14%	12%

Warrants	3,419,847	Market	Revenue Multiple	4.00x -10.50x	7.49x
			Volatility	38% - 80%	68%
			Time to Exit	0.5 - 5.1 years	2.7 years

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock Capital Allocation Term Trust (BCAT)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
	Income	Discount Rate	6%-19%	18%

$247,990,215

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
The fund valued certain of its Level 3 Direct Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $1,579,000 as of June 30, 2024.

See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Cayman Islands(a)(b) — 1.4%
Apidos CLO XXXVI, Series 2021-36A, Class B, (3- mo. CME Term SOFR + 1.86%), 7.19%, 07/20/34	USD	250	$ 250,390
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3- mo. CME Term SOFR + 6.76%), 12.09%, 10/25/34		250	251,258
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.84%, 07/15/31		250	246,300
Birch Grove CLO Ltd., Series 2021-3A, Class D1, (3-mo. CME Term SOFR + 3.46%), 8.79%, 01/19/35		500	498,503
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.77%, 10/22/30		112	112,412
Carlyle U.S. CLO Ltd., Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.39%, 01/20/31		500	502,158
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.84%, 10/15/34		250	250,827
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.34%, 10/15/34		250	250,858
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3-mo. CME Term SOFR + 2.86%), 8.19%, 04/20/31		250	250,029
Cedar Funding XIV CLO Ltd.
Series 2021-14A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/15/33		500	499,543
Series 2021-14A, Class E, (3-mo. CME Term SOFR + 6.60%), 11.93%, 07/15/33		250	246,253
CIFC Funding Ltd., Series 2013-1A, Class CR, (3-mo. CME Term SOFR + 3.81%), 9.14%, 07/16/30		500	502,417
Elmwood CLO I Ltd, Series 19-1A, Class 1RR, (3-mo. CME Term SOFR + 1.52%), 6.83%, 04/20/37		250	250,257
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.39%, 04/20/34		750	752,943
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34		1,000	594,000
Generate CLO Ltd., Series 6A, Class DR, (3-mo. CME Term SOFR + 3.76%), 9.09%, 01/22/35		750	753,518
GoldenTree Loan Management U.S. CLO Ltd.
Series 2019-5A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 10/20/32		250	250,430
Series 2021-11A, Class E, (3-mo. CME Term SOFR + 5.61%), 10.94%, 10/20/34		1,500	1,506,874
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.29%, 07/20/34		250	250,694
Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 12.15%, 07/20/34		250	250,583
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.84%, 10/19/34		500	501,975
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.29%, 10/18/30		250	250,503
Security		Par (000)	Value
Cayman Islands (continued)
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.94%, 04/25/32	USD	250	$ 251,140
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 07/17/34		500	501,439
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. CME Term SOFR + 3.91%), 9.24%, 01/22/35		250	250,252
Myers Park CLO Ltd., Series 2018-1A, Class E, (3- mo. CME Term SOFR + 5.76%), 11.09%, 10/20/30		250	250,538
Neuberger Berman CLO XIV Ltd., Series 2012-14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.62%, 01/28/30		144	144,558
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 01/20/36		250	251,044
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.64%, 07/15/34		1,500	1,470,093
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/25/34		250	251,860
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.63%, 05/23/31		485	486,287
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3-mo. CME Term SOFR + 1.76%), 7.08%, 10/17/31		250	250,468
Series 2020-3ARR, Class A2R2, (3-mo. CME Term SOFR + 2.30%), 7.62%, 11/15/36		500	508,125
Palmer Square Loan Funding Ltd., Series 2021-4A, Class E, (3-mo. CME Term SOFR + 7.77%), 13.10%, 10/15/29		500	502,114
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.99%, 07/15/34		1,650	1,651,523
Pikes Peak CLO, Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.27%, 07/25/34		1,500	1,501,510
Rad CLO Ltd., Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.79%, 01/20/34		250	249,901
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.20%, 10/15/33		250	250,609
Regatta XXIV Funding Ltd.
Series 2021-5A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.69%, 01/20/35		250	250,663
Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.39%, 01/20/35		250	251,024
RR Ltd., Series 2024-28R, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.84%, 04/15/37		500	500,343
RRX Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 12.18%, 07/15/35		250	251,280
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.79%, 01/20/34		750	750,382
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	21,938

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Cayman Islands (continued)
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.74%, 01/15/34	USD	500	$ 501,045
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.49%, 01/20/31		250	250,216
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3- mo. CME Term SOFR + 6.96%), 12.29%, 10/20/32		500	501,750
Trestles CLO V Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.94%, 10/20/34		1,000	1,002,610
Trimaran CAVU Ltd.
Series 2019-1A, Class E, (3-mo. CME Term SOFR + 7.30%), 12.63%, 07/20/32		500	500,164
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.84%, 10/25/34		550	549,966
Voya CLO Ltd., Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/17/32		250	249,883
Whitebox CLO II Ltd., Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 7.36%), 12.68%, 10/24/34		250	250,422
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.94%, 10/15/34		1,000	1,003,077
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 7.11%), 12.44%, 10/15/34		1,250	1,255,101
			26,084,050
Ireland(a)(c) — 0.0%
Harvest CLO XXXII DAC, Series 2032X, Class D, (3-mo. EURIBOR + 3.60%), 7.30%, 07/25/37	EUR	230	246,319
Penta CLO DAC, Series 2024-17X, Class D, 08/15/38(d)		253	270,950
Tikehau CLO XII DAC, Series 2012X, Class D, 10/20/38(d)		380	406,961
			924,230
United States(b) — 1.8%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39	USD	3,000	2,868,975
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26		2,403	2,180,722
Series 2021-3, Class F, 4.24%, 01/17/41		3,650	3,145,377
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	396,961
Mill City Solar Loan Ltd.
Series 2019-1A, Class C, 5.92%, 03/20/43		1,176	959,534
Series 2019-1A, Class D, 7.14%, 03/20/43		1,849	1,263,789
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		327	272,335
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,655,212
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/40		2,913	2,592,907
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,590,281
Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	2,088,980
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,745,560
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,711,718
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,583,050
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30		600	588,918
Series 2021-A, Class D, 5.23%, 12/22/31		800	742,301
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(a)		3,500	2,990,313
Security		Par (000)	Value
United States (continued)
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38	USD	1,375	$ 1,263,225
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	808,027
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,152,570
			34,600,755
Total Asset-Backed Securities — 3.2% (Cost: $67,427,445)			61,609,035

	Shares
Common Stocks
Canada — 0.7%
Cameco Corp.	238,818	11,749,846
Enbridge, Inc.	22,000	782,676
Lionsgate Studios Corp.(e)	44,651	359,887
		12,892,409
China — 0.8%
BYD Co. Ltd., Class H	448,376	13,316,247
Contemporary Amperex Technology Co. Ltd., Class A	128,000	3,155,826
		16,472,073
Denmark — 0.2%
Novo Nordisk A/S, Class B	31,434	4,497,726
Finland — 0.3%
Neste OYJ	281,730	5,027,327
France — 2.5%
Accor SA	81,858	3,349,548
Cie de Saint-Gobain SA	228,168	17,745,568
EssilorLuxottica SA	15,113	3,247,535
Hermes International SCA	1,133	2,616,806
LVMH Moet Hennessy Louis Vuitton SE	21,063	16,171,978
TotalEnergies SE	38,467	2,575,509
TotalEnergies SE, ADR	44,000	2,933,920
		48,640,864
Germany — 1.5%
adidas AG, Class N	29,908	7,141,030
Bayerische Motoren Werke AG	9,997	945,631
Mercedes-Benz Group AG, Class N	184,109	12,742,460
Siemens AG, Class N, Registered Shares	40,494	7,536,966
		28,366,087
Hong Kong — 0.1%
AIA Group Ltd.	377,800	2,556,099
Italy — 1.2%
Ariston Holding NV	450,912	1,857,914
Intesa Sanpaolo SpA	2,922,891	10,862,671
UniCredit SpA	268,153	9,923,276
		22,643,861
Japan — 2.5%
FANUC Corp.	201,100	5,520,739
Honda Motor Co. Ltd.	496,000	5,331,992
Hoya Corp.	78,700	9,203,125
Keyence Corp.	18,700	8,184,577
Komatsu Ltd.	302,700	8,841,724
Mitsubishi UFJ Financial Group, Inc.	203,000	2,190,782
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Sysmex Corp.	104,300	$ 1,683,605
Toyota Motor Corp.	320,000	6,565,588
		47,522,132
Netherlands — 2.0%
ASML Holding NV	32,037	32,651,017
ING Groep NV	295,828	5,083,114
		37,734,131
Norway — 0.0%
Equinor ASA, ADR	24,000	685,440
South Korea — 0.5%
Samsung SDI Co. Ltd.	11,213	2,863,247
SK Hynix, Inc.	35,168	5,968,310
		8,831,557
Spain — 0.4%
Cellnex Telecom SA(b)	249,921	8,128,549
Sweden — 0.2%
Volta Trucks, Series C, (Acquired 02/22/22, Cost: $293,944)(e)(f)(g)	2,492	—
Volvo AB, Class B	125,246	3,218,123
		3,218,123
Switzerland — 0.3%
UBS Group AG, Registered Shares	176,588	5,186,415
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	121,094	21,047,348
United Kingdom — 1.2%
AstraZeneca PLC	4,000	622,532
AstraZeneca PLC, ADR	139,541	10,882,803
Compass Group PLC	75,759	2,063,925
RELX PLC	221,926	10,168,390
Teya Services Ltd., (Acquired 11/16/21, Cost: $1,099,370)(e)(f)(g)	566	145,943
		23,883,593
United States — 44.4%
Adobe, Inc.(e)	28,611	15,894,555
Advanced Micro Devices, Inc.(e)	1,156	187,515
Alphabet, Inc., Class C	184,680	33,874,006
Amazon.com, Inc.(e)	130,212	25,163,469
American Tower Corp.(h)	83,710	16,271,550
Apple, Inc.	82,215	17,316,123
Applied Materials, Inc.	126,742	29,909,845
Autodesk, Inc.(e)	26,910	6,658,879
Bank of America Corp.	219,855	8,743,633
Boston Scientific Corp.(e)	334,586	25,766,468
Bunge Global SA	47,047	5,023,208
Cadence Design Systems, Inc.(e)	27,770	8,546,217
CF Industries Holdings, Inc.	77,002	5,707,388
Charles Schwab Corp.	65,292	4,811,367
Comcast Corp., Class A	129,963	5,089,351
Confluent, Inc., Class A(e)	283,241	8,364,107
Constellium SE, Class A(e)	85,604	1,613,635
Costco Wholesale Corp.	13,315	11,317,617
CRH PLC	115,333	8,647,668
Crowdstrike Holdings, Inc., Class A(e)	1,469	562,906
Danaher Corp.	42,046	10,505,193
Delta Air Lines, Inc.	134,147	6,363,934
Dynatrace, Inc.(e)	8,600	384,764
Eaton Corp. PLC	3,076	964,480
Security	Shares	Value
United States (continued)
Edwards Lifesciences Corp.(e)	33,124	$ 3,059,664
Eli Lilly & Co.	51,401	46,537,437
Flyr AS, Series D(e)(f)	392,187	2,796,293
Ford Motor Co.	28,873	362,067
Fortive Corp.	54,170	4,013,997
Freeport-McMoRan, Inc.	50,631	2,460,667
Freewire Equity(e)(f)	63	—
General Motors Co.	9,924	461,069
Goldman Sachs Group, Inc.	22,154	10,020,697
Hilton Worldwide Holdings, Inc.	15,713	3,428,577
HNG Hospitality Offshore LP, (Acquired 02/16/24, Cost: $2,660,000)(e)(f)(g)	2,660,000	2,686,600
Ingersoll Rand, Inc.	42,373	3,849,163
Intuit, Inc.	9,539	6,269,126
Intuitive Surgical, Inc.(e)	51,844	23,062,803
Invesco S&P 500 Equal Weight ETF	9,750	1,601,730
Johnson Controls International PLC	81,791	5,436,648
JPMorgan Chase & Co.	68,063	13,766,422
Lam Research Corp.	1,050	1,118,093
Landsea Homes Corp.(e)	43,028	395,427
Linde PLC	16,438	7,213,159
Lions Gate Entertainment Corp., Class A(e)	18,500	174,270
Lions Gate Entertainment Corp., Class B(e)	2,821	24,176
LKQ Corp.	260,232	10,823,049
Marsh & McLennan Cos., Inc.	161,931	34,122,100
Mastercard, Inc., Class A	77,137	34,029,759
Merck & Co., Inc.	176,482	21,848,472
Meta Platforms, Inc., Class A	17,620	8,884,356
Micron Technology, Inc.	72,487	9,534,215
Microsoft Corp.(h)	172,828	77,245,475
NextEra Energy, Inc.	249,560	17,671,344
NRG Energy, Inc.	7,373	574,062
NVIDIA Corp.	425,390	52,552,681
Oracle Corp.	103,938	14,676,046
Palo Alto Networks, Inc.(e)	22,970	7,787,060
Progressive Corp.	76,298	15,847,858
RXO, Inc.(e)	5,166	135,091
Salesforce, Inc.	38,844	9,986,792
Sanofi SA	48,172	4,645,859
Schlumberger NV	31,346	1,478,904
Schneider Electric SE	60,975	14,618,498
Screaming Eagle Acquisition Crop., (Acquired 05/14/24, Cost: $1,168,975)(e)(g)	115,000	926,900
ServiceNow, Inc.(e)	21,517	16,926,778
Smith Douglas Homes Corp., Class A(e)	27,051	632,452
Stryker Corp.	19,034	6,476,319
Tesla, Inc.(e)	7,274	1,439,379
Thermo Fisher Scientific, Inc.	41,334	22,857,702
TJX Cos., Inc.	12,767	1,405,647
Trane Technologies PLC	8,725	2,869,914
UnitedHealth Group, Inc.	44,304	22,562,255
Valero Energy Corp.	2,310	362,116
Veralto Corp.	94,779	9,048,551
Vertex Pharmaceuticals, Inc.(e)	3,804	1,783,011
Visa, Inc., Class A	22,505	5,906,887
Volato Group, Inc., Class A Lock Up(e)	12,225	7,147
Walmart, Inc.	190,854	12,922,724

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Walt Disney Co.	80,054	$ 7,948,562
Wells Fargo & Co.	26,077	1,548,713
		848,512,641
Total Common Stocks — 59.9% (Cost: $900,013,304)		1,145,846,375

		Par (000)
Corporate Bonds
Australia(f) — 0.3%
Oceana Australian Fixed Income Trust, A Note Upsize
12.00%, 07/31/25	AUD	1,682	1,122,062
12.50%, 07/31/26		2,524	1,688,980
12.50%, 07/31/27		4,206	2,826,866
			5,637,908
Belgium — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25(c)	GBP	100	124,659
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	200	189,461
			314,120
Canada — 0.0%
Mattamy Group Corp., 5.25%, 12/15/27(b)		703	683,036
France(c) — 0.1%
Atos SE
0.00%, 11/06/24(i)	EUR	100	13,922
1.75%, 05/07/25		100	12,787
2.50%, 11/07/28		100	13,922
1.00%, 11/12/29		200	29,491
Bertrand Franchise Finance SAS
6.50%, 07/18/30		100	107,818
(3-mo. EURIBOR + 3.75%), 7.49%, 07/18/30(a)		237	254,932
BNP Paribas SA
3.38%, 01/23/26	GBP	100	122,631
1.88%, 12/14/27		100	113,349
Lion/Polaris Lux 4 SA, 07/01/29(a)(d)	EUR	168	179,920
Picard Groupe SAS, 07/01/29(d)		177	189,333
RCI Banque SA, 10/09/34(a)(d)		200	213,668
Societe Generale SA, 1.88%, 10/03/24	GBP	100	125,190
TotalEnergies Capital International SA, 1.66%, 07/22/26		100	118,805
Worldline SA/France, 0.00%, 07/30/26(i)(j)	EUR	121	120,045
			1,615,813
Germany — 0.3%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27(b)		952	1,015,222
Commerzbank AG(a)(c)(d)(k)		200	213,597
Deutsche Bank AG, (5-year EURIBOR ICE Swap + 4.55%), 4.50%(a)(c)(k)		200	191,165
Fraport AG Frankfurt Airport Services Worldwide, 4.25%, 06/11/32(c)		225	243,017
Lanxess AG, (13.35% PIK), 13.35%, 03/31/31(f)(l)		2,979	3,142,407
Security		Par (000)	Value
Germany (continued)
PrestigeBidCo GmbH, 07/01/29(a)(c)(d)	EUR	138	$ 148,899
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(c)(l)		375	298,369
			5,252,676
Hong Kong — 0.2%
FWD Group Holdings Ltd., 8.40%, 04/05/29(c)	USD	4,119	4,209,103
Italy(c) — 0.1%
A2A SpA, (5-year EURIBOR ICE Swap + 2.26%), 5.00%(a)(k)	EUR	200	212,316
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28		702	775,128
Fiber Midco SpA, (10.00% PIK), 10.00%, 06/15/29(l)		197	210,608
IMA Industria Macchine Automatiche SpA, (3-mo. EURIBOR + 3.75%), 7.65%, 04/15/29(a)		189	203,907
Pachelbel Bidco SpA
7.13%, 05/17/31		137	151,489
(3-mo. EURIBOR + 4.25%), 8.07%, 05/17/31(a)		125	135,729
UnipolSai Assicurazioni SpA, 4.90%, 05/23/34		100	105,451
			1,794,628
Japan — 0.3%
Mizuho Financial Group, Inc., (1-year CMT + 1.25%), 3.26%, 05/22/30(a)	USD	2,040	1,856,446
Rakuten Group, Inc., 9.75%, 04/15/29(b)		3,454	3,560,211
SoftBank Group Corp.(c)(d)
01/08/29	EUR	539	577,242
07/08/32		537	575,101
			6,569,000
Jersey — 0.0%
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29(c)	GBP	145	181,920
Netherlands — 0.2%
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)		100	114,744
ING Groep NV, 3.00%, 02/18/26(c)		100	122,195
Q-Park Holding I BV, 02/15/30(c)(d)	EUR	243	259,590
Sigma Holdco BV, 5.75%, 05/15/26(c)		374	392,725
Sunrise FinCo I BV, 4.88%, 07/15/31(b)	USD	380	345,046
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,654	2,600,355
			3,834,655
Spain(c) — 0.1%
Banco Bilbao Vizcaya Argentaria SA, (5-year EUR Swap + 4.27%), 6.88%(a)(k)	EUR	200	211,593
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	300	367,499
Kaixo Bondco Telecom SA, 5.13%, 09/30/29	EUR	190	197,376
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP	133	168,292
			944,760
Sweden(c) — 0.0%
Intrum AB, 3.00%, 09/15/27	EUR	370	255,202
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)	GBP	100	115,480
			370,682
United Kingdom — 0.1%
Barclays PLC, 3.00%, 05/08/26(c)		100	121,193
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United Kingdom (continued)
CPUK Finance Ltd., 7.88%, 08/28/29(c)	GBP	111	$ 142,771
Deuce Finco PLC, 5.50%, 06/15/27(b)		337	407,140
HSBC Holdings PLC, (3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27(a)		100	117,450
Informa PLC, 3.13%, 07/05/26(c)		100	120,780
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)		100	125,143
NatWest Group PLC, (1-year GBP Swap + 1.49%), 2.88%, 09/19/26(a)(c)		100	122,259
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		100	123,532
			1,280,268
United States — 8.3%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)	USD	2,176	2,067,832
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	416,311
Allegiant Travel Co., 7.25%, 08/15/27(b)		635	604,321
American Express Co., (1-day SOFR + 1.00%), 4.99%, 05/01/26(a)		1,870	1,859,137
Amgen, Inc.
3.13%, 05/01/25		950	931,418
5.50%, 12/07/26(c)	GBP	100	127,487
3.00%, 01/15/52	USD	2,590	1,696,312
2.77%, 09/01/53		2,025	1,212,227
Aon North America, Inc., 5.30%, 03/01/31		3,795	3,783,971
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)		1,996	1,798,306
AT&T, Inc.
2.90%, 12/04/26	GBP	100	119,828
5.50%, 03/15/27(c)		50	63,326
Bank of America Corp.(a)
(1-day SOFR + 1.01%), 1.20%, 10/24/26	USD	1,000	943,358
(1-day SOFR + 1.37%), 1.92%, 10/24/31		119	97,355
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	133	167,547
Calpine Corp., 4.50%, 02/15/28(b)	USD	860	817,075
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,132,657
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		433	428,794
Citigroup, Inc.
1.75%, 10/23/26	GBP	100	117,182
(3-mo. CME Term SOFR + 1.65%), 3.67%, 07/24/28(a)	USD	1,000	953,230
Cloud Software Group, Inc., 6.50%, 03/31/29(b)		2,073	1,990,732
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,791,437
Covanta Holding Corp., 4.88%, 12/01/29(b)		2,623	2,394,085
CSC Holdings LLC(b)
5.38%, 02/01/28		1,294	983,143
7.50%, 04/01/28		1,264	670,825
Dana, Inc.
5.63%, 06/15/28		1,309	1,269,970
4.25%, 09/01/30		287	250,535
Dell International LLC/EMC Corp., 5.30%, 10/01/29		1,500	1,508,463
Duke Energy Florida LLC, 2.40%, 12/15/31		1,500	1,245,437
Flyr Secured Notes, (10.33% PIK), 10.33%, 05/10/27(f)(l)		1,071	1,032,382
Ford Motor Co.
3.25%, 02/12/32		1,888	1,560,307
6.10%, 08/19/32		2,250	2,246,788
Ford Motor Credit Co. LLC, 4.54%, 08/01/26		1,915	1,863,917
Security		Par (000)	Value
United States (continued)
Freed Corp., 12.00%, 11/30/28(f)	USD	4,382	$ 4,355,127
Freewire Technology Notes, (6.00% PIK), 6.00%, 02/20/28(f)(l)		3,820	—
Frontier Communications Holdings LLC(b)
8.75%, 05/15/30		1,250	1,288,053
8.63%, 03/15/31		350	360,544
Frontier Florida LLC, Series E, 6.86%, 02/01/28		500	501,250
Gen Digital, Inc., 6.75%, 09/30/27(b)		1,394	1,411,686
General Motors Financial Co., Inc., 5.55%, 07/15/29		2,575	2,574,907
Gilead Sciences, Inc., 3.65%, 03/01/26		2,860	2,779,832
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP	50	67,515
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)	USD	2,500	2,332,736
GoTo Group, Inc., 5.50%, 05/01/28(b)		377	171,227
HCA, Inc., 5.88%, 02/01/29		2,605	2,652,148
Healthpeak OP LLC, 5.25%, 12/15/32		3,000	2,945,600
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
5.00%, 06/01/29		865	806,568
4.88%, 07/01/31		1,335	1,181,822
Insight M, Inc., 7.00%, 01/25/29(f)		986	1,036,050
JPMorgan Chase & Co.(a)
(1-day SOFR + 1.32%), 4.08%, 04/26/26		3,765	3,714,951
(1-day SOFR + 1.62%), 5.34%, 01/23/35		547	543,730
(3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(c)	GBP	100	121,890
KB Home, 4.80%, 11/15/29	USD	2,081	1,962,071
Landsea Homes Corp., 11.00%, 07/17/28(f)		9,092	9,637,520
Lessen, Inc., 13.82%, 01/05/28(f)		1,900	1,745,598
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/29(b)		1,171	1,039,754
Lowe’s Cos., Inc., 3.00%, 10/15/50		1,740	1,088,032
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28		1,294	1,221,227
4.50%, 06/15/29(b)		888	815,944
Mauser Packaging Solutions Holding Co., 7.88%, 04/15/27(b)		1,557	1,588,126
Medline Borrower LP, 3.88%, 04/01/29(b)		1,641	1,511,213
Morgan Stanley(a)
(1-day SOFR + 1.03%), 1.79%, 02/13/32		119	95,503
(1-day SOFR + 1.14%), 2.70%, 01/22/31		2,500	2,191,451
(1-day SOFR + 1.99%), 2.19%, 04/28/26		1,920	1,864,597
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		168	166,209
5.50%, 08/15/28		1,440	1,383,729
5.13%, 12/15/30		721	661,150
5.75%, 11/15/31		340	319,571
NCR Atleos Corp., 9.50%, 04/01/29(b)		295	318,819
Northern States Power Co., 2.90%, 03/01/50		1,225	780,356
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,237,378
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27		505	506,918
9.75%, 11/15/28		3,140	3,322,028
Oncor Electric Delivery Co. LLC, 0.55%, 10/01/25		1,000	941,907
Oracle Corp.
2.95%, 05/15/25		1,900	1,856,513
3.60%, 04/01/50		2,135	1,494,232
Paramount Global, 7.88%, 07/30/30		425	435,005
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,540	1,454,627
PNC Financial Services Group, Inc., (1-day SOFR Index + 1.09%), 4.76%, 01/26/27(a)		2,427	2,397,306
Prologis LP, 2.25%, 01/15/32		119	97,217

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Public Service Electric and Gas Co., 4.65%, 03/15/33	USD	2,650	$ 2,554,184
Rand Parent LLC, 8.50%, 02/15/30(b)		575	582,136
Republic Services, Inc., 1.45%, 02/15/31		4,000	3,171,570
RingCentral, Inc., 8.50%, 08/15/30(b)		1,115	1,163,754
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(b)		2,062	1,925,675
Ryder System, Inc., 3.35%, 09/01/25		1,300	1,266,862
Sabre GLBL, Inc.(b)
8.63%, 06/01/27		140	128,977
11.25%, 12/15/27		1,080	1,049,847
Seagate HDD Cayman, 8.25%, 12/15/29		423	453,667
Sonder Bridge Notes, (10.00% PIK), 10.00%, 12/31/24(f)(l)		338	324,469
Sonder Holdings, Inc., (14.35% PIK), 14.35%, 12/10/26(a)(f)(l)		5,677	4,996,016
Steel Dynamics, Inc., 3.45%, 04/15/30		3,060	2,794,185
Stem, Inc., 0.50%, 12/01/28(b)(i)		275	109,306
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,635,780
T-Mobile U.S., Inc.
3.75%, 04/15/27		2,750	2,643,191
3.38%, 04/15/29		3,930	3,629,250
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	400,424
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)		1,346	1,314,026
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		520	509,227
Univision Communications, Inc., 8.00%, 08/15/28(b)		60	58,514
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		30	25,942
Verizon Communications, Inc.
1.13%, 11/03/28	GBP	100	108,404
3.88%, 02/08/29	USD	1,500	1,425,668
Wells Fargo & Co., (1-day SOFR + 1.32%), 3.91%, 04/25/26(a)		1,880	1,851,787
Welltower OP LLC, 4.00%, 06/01/25		2,825	2,779,255
Westbay, 11.00%, 02/06/30(f)		9,276	9,276,000
Xylem, Inc./New York, 2.25%, 01/30/31		3,000	2,517,125
			157,820,573
Total Corporate Bonds — 10.0% (Cost: $195,787,498)			190,509,142
Fixed Rate Loan Interests
United States — 0.2%
AMF MF Portfolio, Term Loan, 6.67%, 11/01/28(f)		4,075	4,093,293
Total Fixed Rate Loan Interests — 0.2% (Cost: $4,028,229)			4,093,293
Floating Rate Loan Interests(a)
Belgium — 0.0%
Finco Utilitas BV, EUR Term Loan B, 09/26/30(m)		520	555,958
France — 0.1%
HomeVi S.a.S., 2024 EUR Term Loan B, 10/31/29(m)	EUR	1,000	1,049,532
Germany — 0.1%
Apleona Holding GmbH, 2024 EUR Term Loan B3, 04/28/28(m)		1,200	1,285,391
Security		Par (000)	Value
Ireland — 0.1%
Promontoria Beech Designated Activity Co., EUR Term Loan, (1-mo. EURIBOR + 3.75%), 7.35%, 05/17/27(f)	EUR	2,673	$ 2,854,999
Luxembourg — 0.1%
Speed Midco 3 S.a r.l., EUR Term Loan B2, (3-mo. EURIBOR + 4.95%), 8.66%, 05/16/29(f)		2,488	2,651,185
Netherlands — 0.3%
Median BV, 2021 EUR Term Loan B, 10/14/27(m)		982	1,031,952
Peer Holding III BV, 2024 EUR Term Loan B6, 06/20/31(m)		2,400	2,564,911
Upfield BV, 2023 GBP Term Loan B8, (1-day SONIA at 0.00% Floor + 5.75%), 10.98%, 01/03/28	GBP	1,358	1,710,519
			5,307,382
Norway — 0.0%
Sector Alarm Holding AS, 2024 EUR Term Loan B, 06/12/29(m)	EUR	407	434,262
Spain(m) — 0.1%
Aernnova Aerospace S.A.U, 2024 EUR Term Loan B, 02/27/30		1,303	1,388,006
Cervantes Bidco SL, 2024 EUR 1st Lien Term Loan B, 06/13/31		741	791,833
			2,179,839
United States — 1.6%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.40%, 02/01/30	USD	2,108	2,054,770
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.15%), 10.48%, 12/30/27		424	422,832
Coreweave Compute Acquisition Co. II, LLC(f)
2024 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 11.33%, 05/16/29		36	35,710
Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor +9.62%0), 14.95%, 06/30/28		7,186	7,177,786
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 8.58%, 05/01/31		369	366,768
EIS Buyer, Inc., Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.35%, 07/10/28(f)		341	332,558
EIS Group, Inc., Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.35%, 05/01/28(f)		3,406	3,325,580
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.79%, 11/12/26(f)		6,147	6,085,088
GoTo Group, Inc.
2024 First Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 10.18%, 04/28/28		128	113,002
2024 Second Out Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 10.18%, 04/28/28		111	55,948
Helios Service Partners LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.85%, 03/19/27(f)		604	600,551
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 5.61%), 10.96%, 10/25/28(f)		1,090	877,173
Indy U.S. Holdco LLC, 2024 EUR Term Loan B, 03/06/28(m)	EUR	2,000	2,137,896
Nidda Healthcare Holding GmbH, 2024 EUR Term Loan B3, 02/21/30(m)		1,439	1,541,519
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
Orion Group Holdco LLC(f)
2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.10%, 03/19/27	USD	115	$ 114,832
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.76%), 12.10%, 03/19/27		515	514,863
2023 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.51%), 11.85%, 03/19/27		926	920,162
Delayed Draw Term Loan, (3-mo. CME Term SOFR + 6.26%), 11.60%, 03/19/27		195	192,293
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		1,151	1,150,797
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		98	98,441
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.26%), 11.60%, 03/19/27		19	19,209
Project Montage(f)
PIK Revolver, 0.00%, 02/16/29		66	65,769
PIK Term Loan, (Prime + 5.00%), 13.50%, 02/16/29		1,184	1,183,846
Redstone Holdco 2 LP, 2021 Term Loan, (1-mo. CME Term SOFR + 4.86%), 10.21%, 04/27/28		1,203	1,072,083
			30,459,476
Total Floating Rate Loan Interests — 2.4% (Cost: $46,793,246)			46,778,024
Foreign Agency Obligations
United Kingdom — 0.2%
United Kingdom Gilt(c)
3.75%, 10/22/53	GBP	943	1,019,795
0.50%, 10/22/61		5,221	1,956,124
Total Foreign Agency Obligations — 0.2% (Cost: $3,163,042)			2,975,919

	Shares
Investment Companies
United States — 0.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF(n)(o)(p)	35,863	3,841,645
iShares JP Morgan USD Emerging Markets Bond ETF(n)(o)(p)	66,207	5,857,995
iShares Russell 2000 ETF(n)(o)	100	20,289
iShares Russell Mid-Cap Growth ETF(n)(o)	3,916	432,131
Security	Shares	Value
United States (continued)
SPDR S&P Biotech ETF(p)	40,000	$ 3,708,400
VanEck J. P. Morgan EM Local Currency Bond ETF	84,550	2,010,599
Total Investment Companies — 0.8% (Cost: $15,520,194)		15,871,059

		Par (000)
Municipal Bonds
Florida — 0.0%
Florida Development Finance Corp., Refunding RB, AMT, 12.00%, 07/15/32(b)	USD	495	525,611
Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51		4,125	2,126,965
Series A-1, 0.00%, 11/01/43		289	176,651
			2,303,616
Total Municipal Bonds — 0.1% (Cost: $2,517,689)			2,829,227
Non-Agency Mortgage-Backed Securities
Bermuda — 0.1%
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. Term SOFR + 2.25%), 7.58%, 01/19/37(a)(b)		2,315	2,304,016
United States(a)(b) — 1.8%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,623,090
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,694,053
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,245,560
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34		1,470	1,176,695
FREMF Trust, Series 2018-W5FX, Class CFX, 3.79%, 04/25/28		1,923	1,665,721
Grace Trust, Series 2020-GRCE, Class D, 2.77%, 12/10/40		2,000	1,517,192
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1 mo. Term SOFR + 3.05%), 8.38%, 11/15/36		2,150	2,094,019
Series 2021-DM, Class F, (1 mo. Term SOFR + 3.55%), 8.88%, 11/15/36		2,150	2,075,974
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41		2,000	1,541,324
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1 mo. Term SOFR + 2.81%), 8.14%, 04/15/38		2,270	2,248,741
Series 2021-NYAH, Class E, (1 mo. Term SOFR + 1.95%), 7.53%, 06/15/38		2,000	1,736,715

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
United States (continued)
JP Morgan Chase Commercial Mortgage Securities Trust (continued)
Series 2022-NLP, Class F, (1 mo. Term SOFR + 3.54%), 8.87%, 04/15/37	USD	1,952	$ 1,620,707
Series 2022-OPO, Class D, 3.56%, 01/05/39		860	653,789
MFRA Trust, Series 2022-CHM1, Class M1, 4.57%, 09/25/56		4,000	3,482,722
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1 mo. Term SOFR + 2.72%), 8.04%, 04/15/38		850	840,763
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.99%, 02/12/41		650	448,472
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. Term SOFR + 2.19%), 7.51%, 05/15/37		2,410	2,422,050
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,547	1,951,890
			33,039,477
Total Non-Agency Mortgage-Backed Securities — 1.9% (Cost: $39,934,795)			35,343,493
Preferred Securities
Capital Trusts — 0.1%(a)
France — 0.0%
Alstom SA, 5.87%(c)(k)	EUR	100	108,605
Germany — 0.0%
Commerzbank AG, 6.50%(c)(k)		200	210,095
United Kingdom — 0.0%
Centrica PLC, 6.50%, 05/21/55(c)	GBP	125	159,592
United States — 0.1%
Paramount Global, 6.38%, 03/30/62	USD	760	671,200
			1,149,492

	Shares
Preferred Stocks — 1.7%(e)(f)
Finland — 0.1%
Aiven, Series D	35,053	2,078,643
Israel — 0.1%
Deep Instinct Ltd., Series D-4, (Acquired 09/20/22, Cost: $3,691,502)(g)	523,592	2,659,847
United States — 1.5%
Bright Machines
Series C	472,895	1,593,656
Series C-1	985,055	2,383,834
Cap Hill Brands	1,088,268	228,536
Clarify Health	318,926	1,798,743
Coreweave, Inc., 10.00%, 03/25/49(l)	1,594,000	1,594,000
Davidson Homes LLC, 12.00%, 04/01/49(l)	7,258	6,613,853
Insight M, Inc., Series D	2,854,422	997,050
Lessen Holdings, Inc.	480,897	2,640,125
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,239,070)(g)	53,954	698,704
Security	Shares	Value
United States (continued)
RapidSOS, Series C-1	1,707,127	$ 1,655,913
Source Global PBC(g)
Series D-2, (Acquired 05/16/24, Cost: $—)	4,323	29,180
Series D-3, (Acquired 05/15/24, Cost: $229,929)	6,315	97,377
Verge Genomics, Inc.(g)
Series B, (Acquired 11/05/21, Cost: $1,437,421)	269,847	1,745,910
Series C PRVT, (Acquired 09/06/23, Cost: $345,314)	48,019	345,737
Versa Networks, Inc., Series E CONV Preferred, (Acquired 10/14/22, Cost: $4,623,422), 12.00%, 10/07/32(g)(l)	1,584,337	6,353,191
Zero Mass Water, Inc., Series D Preferred, (Acquired 07/05/22, Cost: $249,208)(g)	6,084	105,497
		28,881,306
		33,619,796
Total Preferred Securities — 1.8% (Cost: $42,666,389)		34,769,288

		Par (000)
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 6.3%
Uniform Mortgage-Backed Securities(q)
3.50%, 07/15/54	USD	18,006	15,935,631
4.50%, 07/15/54		76,345	71,970,098
5.50%, 07/15/54		32,500	32,051,856
Total U.S. Government Sponsored Agency Securities — 6.3% (Cost: $119,559,416)			119,957,585
U.S. Treasury Obligations
U.S. Treasury Notes, 4.63%, 09/30/28(r)		6,777	6,834,446
Total U.S. Treasury Obligations — 0.4% (Cost: $6,711,877)			6,834,446

	Shares
Warrants
Israel — 0.0%
Deep Instinct Ltd., Series C, (Acquired 09/20/22, Cost: $0), (Exercisable 09/20/22, 1 Share for 1 Warrant, Expires 09/20/32, Strike Price USD 0.01)(e)(f)(g)	36,915	3,692
United States(e) — 0.1%
Davidson Homes LLC, (Expires 05/16/34, Strike Price USD 8.47)(f)	50,374	518,852
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(f)	5,576	27,768
Insight M, Inc.(f)	974,500	—
RapidSOS, (Expires 12/13/33, Strike Price USD 0.01)(f)	946,544	908,682
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Sonder Holdings Inc.(f)	15,727	$ 63,537
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(f)(g)	195,273	660,023
Volato Group, Inc., (Acquired 12/03/23, Cost: $41,409), (Expires 12/03/28, Strike Price USD 11.50)(g)	41,409	600
		2,179,462
Total Warrants — 0.1% (Cost: $41,409)		2,183,154
Total Long-Term Investments — 87.3% (Cost: $1,444,164,533)		1,669,600,040
Short-Term Securities
Money Market Funds — 18.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.48%(n)(o)(s)	5,461,930	5,463,568
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(n)(o)	347,060,366	347,060,366
Total Short-Term Securities — 18.4% (Cost: $352,523,934)		352,523,934
Options Purchased — 0.2% (Cost: $3,987,396)		4,069,902
Total Investments Before Options Written — 105.9% (Cost: $1,800,675,863)		2,026,193,876
Options Written — (0.2)% (Premiums Received: $(2,777,798))		(4,341,781)
Total Investments, Net of Options Written — 105.7% (Cost: $1,797,898,065)		2,021,852,095
Liabilities in Excess of Other Assets — (5.7)%		(109,830,483)
Net Assets — 100.0%		$ 1,912,021,612

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	When-issued security.
(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $16,459,201, representing 0.9% of its net assets as of period end, and an original cost of $17,079,564.

(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.
(p)	All or a portion of this security is on loan.
(q)	Represents or includes a TBA transaction.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/24	Shares Held at 06/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 5,465,197 (a)	$ —	$ (1,629)	$ —	$ 5,463,568	5,461,930	$ 18,537 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	378,536,662	—	(31,476,296)(a)	—	—	347,060,366	347,060,366	9,432,758	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,968,600	—	—	—	(126,955)	3,841,645	35,863	72,158	—
iShares JP Morgan USD Emerging Markets Bond ETF	5,896,395	—	—	—	(38,400)	5,857,995	66,207	121,943	—
iShares Russell 2000 ETF	20,071	—	—	—	218	20,289	100	108	—
iShares Russell Mid-Cap Growth ETF	409,065	—	—	—	23,066	432,131	3,916	875	—
SL Liquidity Series, LLC, Money Market Series(c)	3,509,133	—	(3,507,579)(a)	(1,589)	35	—	—	—	—
				$ (3,218)	$ (142,036)	$ 362,675,994		$ 9,646,379	$ —

(a)	Represents net amount purchased (sold).

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	359	09/06/24	$ 44,768	$ 442,855
Euro Bund	21	09/06/24	2,960	(6,792)
Euro-Schatz	73	09/06/24	8,264	38,658
Nikkei 225 Index	49	09/12/24	12,104	194,140
10-Year Australian Treasury Bonds	67	09/16/24	5,076	(49,254)
U.S. Long Bond	34	09/19/24	4,008	15,516
Euro Stoxx 50 Index	109	09/20/24	5,742	8,629
Euro Stoxx Banks Index	93	09/20/24	684	4,335
MSCI Emerging Markets Index	4	09/20/24	218	1,791
NASDAQ 100 E-Mini Index	261	09/20/24	104,020	(155,522)
S&P 500 E-Mini Index	170	09/20/24	46,933	8,715
Long Gilt	43	09/26/24	5,304	46,159
5-Year U.S. Treasury Note	2,670	09/30/24	284,397	1,295,343
Carbon Emissions(a)	12	12/16/24	867	(34,962)
				1,809,611
Short Contracts
Euro OAT	24	09/06/24	3,165	25,422
10-Year Japanese Government Treasury Bonds	17	09/12/24	15,095	(1,887)
10-Year U.S. Treasury Note	41	09/19/24	4,504	(33,172)
10-Year U.S. Ultra Long Treasury Note	139	09/19/24	15,746	(121,793)
Ultra U.S. Treasury Bond	264	09/19/24	32,885	(39,151)
E-mini Russell 2000 Index	67	09/20/24	6,918	(118,601)
2-Year U.S. Treasury Note	942	09/30/24	192,374	(213,123)
				(502,305)
				$ 1,307,306

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	148,563,276	USD	1,771,381	BNP Paribas SA	09/18/24	$ 6,117
MXN	26,047,271	USD	1,385,844	Morgan Stanley & Co. International PLC	09/18/24	20,891
MXN	110,084,154	USD	5,857,021	Morgan Stanley & Co. International PLC	09/18/24	88,294
USD	6,443,576	CHF	5,720,381	Goldman Sachs International	09/18/24	17,010
USD	8,740,357	CHF	7,757,132	Goldman Sachs International	09/18/24	25,602
USD	3,205,191	DKK	22,127,508	Deutsche Bank AG	09/18/24	13,386
USD	68,185,177	EUR	63,192,308	Barclays Bank PLC	09/18/24	256,949
USD	106,536,831	EUR	98,716,198	Barclays Bank PLC	09/18/24	422,391
USD	1,081,878	EUR	1,003,539	Deutsche Bank AG	09/18/24	3,129
USD	270,344	EUR	248,380	JPMorgan Chase Bank N.A.	09/18/24	3,349
USD	397,338	EUR	368,420	JPMorgan Chase Bank N.A.	09/18/24	1,307
USD	832,892	EUR	761,772	JPMorgan Chase Bank N.A.	09/18/24	14,030
USD	424,869	EUR	393,746	Standard Chartered Bank	09/18/24	1,614
USD	537,550	EUR	495,210	Standard Chartered Bank	09/18/24	5,227
USD	2,674,581	GBP	2,100,000	JPMorgan Chase Bank N.A.	09/18/24	18,459
USD	24,229,074	GBP	19,024,382	JPMorgan Chase Bank N.A.	09/18/24	166,653
USD	394,942	JPY	61,478,640	JPMorgan Chase Bank N.A.	09/18/24	8,296
USD	3,069,851	JPY	475,591,202	Standard Chartered Bank	09/18/24	78,811
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	45,894,384	JPY	7,110,104,804	Standard Chartered Bank	09/18/24	$ 1,178,222
USD	1,793,229	SEK	18,723,925	Barclays Bank PLC	09/18/24	19,659
ZAR	33,712,048	USD	1,799,980	Goldman Sachs International	09/18/24	42,132
USD	16,407,001	HKD	127,843,383	UBS AG	09/19/24	151
USD	10,265,717	KRW	14,092,161,000	UBS AG	09/19/24	11,177
						2,402,856
BRL	38,277,353	USD	7,060,236	JPMorgan Chase Bank N.A.	09/18/24	(271,913)
EUR	2,880,734	USD	3,108,956	Barclays Bank PLC	09/18/24	(12,326)
EUR	230,677	USD	248,501	JPMorgan Chase Bank N.A.	09/18/24	(536)
EUR	265,276	USD	285,650	JPMorgan Chase Bank N.A.	09/18/24	(493)
EUR	242,888	USD	261,419	Standard Chartered Bank	09/18/24	(329)
EUR	241,754	USD	260,859	UBS AG	09/18/24	(987)
EUR	368,469	USD	399,424	UBS AG	09/18/24	(3,341)
GBP	151,720	USD	194,101	UBS AG	09/18/24	(2,202)
GBP	176,554	USD	224,120	UBS AG	09/18/24	(810)
IDR	27,983,053,770	USD	1,711,973	BNP Paribas SA	09/18/24	(3,944)
JPY	38,874,290	USD	251,358	Deutsche Bank AG	09/18/24	(6,874)
JPY	37,219,845	USD	237,661	Standard Chartered Bank	09/18/24	(3,582)
JPY	33,952,048	USD	216,390	The Bank of New York Mellon	09/18/24	(2,862)
JPY	35,243,383	USD	222,362	The Bank of New York Mellon	09/18/24	(713)
JPY	181,298,412	USD	1,173,221	The Bank of New York Mellon	09/18/24	(33,017)
JPY	290,103,313	USD	1,873,046	The Bank of New York Mellon	09/18/24	(48,557)
JPY	105,644,840	USD	683,359	UBS AG	09/18/24	(18,948)
USD	5,230,926	AUD	7,897,271	Deutsche Bank AG	09/18/24	(47,897)
USD	366,082	CAD	502,644	Barclays Bank PLC	09/18/24	(2,006)
USD	701,958	EUR	653,553	Barclays Bank PLC	09/18/24	(576)
USD	262,134	EUR	244,007	Standard Chartered Bank	09/18/24	(160)
USD	545,943	EUR	509,204	Standard Chartered Bank	09/18/24	(1,423)
USD	210,628	MXN	3,921,145	Morgan Stanley & Co. International PLC	09/18/24	(1,141)
						(464,637)
						$ 1,938,219
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	307	07/05/24	USD	553.00	USD	16,708	$ 10,899
InvesCo QQQ Trust, Series 1	167	07/12/24	USD	490.00	USD	8,001	27,555
SPX Volatility Index	163	07/17/24	USD	18.00	USD	203	4,483
Adobe, Inc.	59	07/19/24	USD	530.00	USD	3,278	180,687
Advanced Micro Devices, Inc.	31	07/19/24	USD	160.00	USD	503	22,863
Apple, Inc.	195	07/19/24	USD	185.00	USD	4,107	522,112
Apple, Inc.	106	07/19/24	USD	220.00	USD	2,233	13,780
Bank of America Corp.	268	07/19/24	USD	41.00	USD	1,066	9,782
Crowdstrike Holdings, Inc.	23	07/19/24	USD	400.00	USD	881	13,800
Freeport-McMoRan, Inc.	214	07/19/24	USD	55.00	USD	1,040	3,103
iShares China Large-Cap ETF	804	07/19/24	USD	27.00	USD	2,090	19,698
Mastercard, Inc., Class A	156	07/19/24	USD	475.00	USD	6,882	4,368
Merck & Co., Inc.	42	07/19/24	USD	130.00	USD	520	5,355
Meta Platforms, Inc.	9	07/19/24	USD	470.00	USD	454	33,547
Micron Technology, Inc.	23	07/19/24	USD	140.00	USD	303	5,152
Micron Technology, Inc.	79	07/19/24	USD	145.00	USD	1,039	10,191
NVIDIA Corp.	40	07/19/24	USD	110.00	USD	494	59,500
Sabre Corp.	174	07/19/24	USD	4.50	USD	46	609
Sabre Corp.	139	07/19/24	USD	3.50	USD	37	556
Sabre Corp.	120	07/19/24	USD	4.00	USD	32	360
Uber Technologies, Inc.	300	07/19/24	USD	70.00	USD	2,180	102,000
Valero Energy Corp.	22	07/19/24	USD	185.00	USD	345	605

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Western Digital Corp.	58	07/19/24	USD	85.00	USD	439	$ 1,798
Western Digital Corp.	104	07/19/24	USD	82.50	USD	788	5,200
Apple, Inc.	199	08/16/24	USD	220.00	USD	4,191	89,550
Apple, Inc.	234	08/16/24	USD	200.00	USD	4,929	333,450
Apple, Inc.	720	08/16/24	USD	210.00	USD	15,165	624,600
Boston Scientific Corp.	292	08/16/24	USD	77.50	USD	2,249	64,970
Delta Air Lines, Inc.	141	08/16/24	USD	55.00	USD	669	5,993
Eli Lilly & Co.	29	08/16/24	USD	820.00	USD	2,626	290,362
Freeport-McMoRan, Inc.	117	08/16/24	USD	55.00	USD	569	8,132
iShares Biotechnology ETF	70	08/16/24	USD	140.00	USD	961	18,550
Microsoft Corp.	112	08/16/24	USD	465.00	USD	5,006	108,920
UniCredit SpA	27	08/16/24	EUR	37.00	EUR	466	10,843
Visa, Inc.	45	08/16/24	USD	290.00	USD	1,181	3,420
Walmart, Inc.	143	08/16/24	USD	70.00	USD	968	16,517
Walt Disney Co.	194	08/16/24	USD	105.00	USD	1,926	43,359
Apple, Inc.	279	09/20/24	USD	220.00	USD	5,876	167,400
Carrier Global Corp.	179	09/20/24	USD	67.50	USD	1,129	35,352
Novo Nordisk A/S	198	09/20/24	USD	145.00	USD	2,826	149,985
Trane Technologies PLC	72	09/20/24	USD	360.00	USD	2,368	55,800
Walt Disney Co.	223	10/18/24	USD	110.00	USD	2,214	52,628
Humana, Inc.	48	11/15/24	USD	395.00	USD	1,794	96,480
							3,234,314
Put
Advanced Micro Devices, Inc.	42	07/19/24	USD	145.00	USD	681	2,982
Applied Materials, Inc.	31	07/19/24	USD	200.00	USD	732	620
Costco Wholesale Corp.	7	07/19/24	USD	790.00	USD	595	725
Boston Scientific Corp.	83	08/16/24	USD	70.00	USD	639	2,905
iShares iBoxx $ High Yield Corporate Bond ETF	2,549	08/16/24	USD	76.00	USD	19,663	54,803
NVIDIA Corp.	150	08/16/24	USD	110.00	USD	1,853	46,875
NVIDIA Corp.	500	09/20/24	USD	105.00	USD	6,177	217,500
Merck & Co., Inc.	238	10/18/24	USD	120.00	USD	2,946	89,250
							415,660
							$ 3,649,974
OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
S&P 500 Index	Citibank N.A.	1,325	09/20/24	USD	5,200.00	USD	7,235	$ 68,786
OTC Credit Default Swaptions Purchased
	Paid by the Trust	Received by the Trust
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)		Value
Put
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	iTraxx.XO.41.V1	Quarterly	Morgan Stanley & Co. International PLC	07/17/24	—	EUR 3.25	EUR	2,240	$ 15,381
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	CDX.NA.HY.42.V1	Quarterly	BNP Paribas SA	07/17/24	—	USD 1.05	USD	1,900	2,880
Bought Protection 5-Year Credit Default Swap, 06/20/29	5.00%	iTraxx.XO.41.V1	Quarterly	BNP Paribas SA	08/21/24	—	EUR 4.75	EUR	2,035	3,179
										$ 21,440
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Purchased
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.33%	Annual	4.35%	Annual	Citibank N.A.	07/18/24	4.35%	USD	5,619	$ 3,415
10-Year Interest Rate Swap, 10/25/34	1-Day SOFR, 5.33%	Annual	3.75%	Annual	Citibank N.A.	10/23/24	3.75	USD	9,678	123,735
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.33%	Annual	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	19,216	44,630
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	3.60%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.60	USD	6,331	48,701
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	3.60%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.60	USD	6,353	48,875
10-Year Interest Rate Swap, 01/25/35	1-Day SOFR, 5.33%	Annual	3.00%	Annual	Goldman Sachs International	01/23/25	3.00	USD	12,685	60,346
										$ 329,702
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	167	07/12/24	USD	500.00	USD	8,001	$ (5,429)
SPX Volatility Index	163	07/17/24	USD	35.00	USD	203	(1,060)
Alphabet, Inc., Class C	159	07/19/24	USD	185.00	USD	2,916	(55,650)
Amazon.com, Inc.	58	07/19/24	USD	200.00	USD	1,121	(17,081)
Apple, Inc.	195	07/19/24	USD	200.00	USD	4,107	(234,000)
Applied Materials, Inc.	31	07/19/24	USD	240.00	USD	732	(17,980)
Applied Materials, Inc.	35	07/19/24	USD	250.00	USD	826	(9,398)
Cameco Corp.	128	07/19/24	USD	60.00	USD	630	(768)
Costco Wholesale Corp.	7	07/19/24	USD	820.00	USD	595	(25,077)
Eli Lilly & Co.	181	07/19/24	USD	850.00	USD	16,387	(1,124,462)
Eli Lilly & Co.	9	07/19/24	USD	840.00	USD	815	(64,597)
Intuitive Surgical, Inc.	23	07/19/24	USD	420.00	USD	1,023	(70,840)
iShares China Large-Cap ETF	804	07/19/24	USD	29.00	USD	2,090	(2,814)
Lam Research Corp.	9	07/19/24	USD	1,000.00	USD	958	(71,707)
Meta Platforms, Inc.	9	07/19/24	USD	540.00	USD	454	(2,529)
Meta Platforms, Inc.	49	07/19/24	USD	550.00	USD	2,471	(8,673)
Micron Technology, Inc.	62	07/19/24	USD	155.00	USD	815	(3,224)
Microsoft Corp.	97	07/19/24	USD	440.00	USD	4,335	(119,310)
Microsoft Corp.	52	07/19/24	USD	445.00	USD	2,324	(51,220)
Microsoft Corp.	49	07/19/24	USD	460.00	USD	2,190	(15,313)
NVIDIA Corp.	190	07/19/24	USD	115.00	USD	2,347	(206,150)
NVIDIA Corp.	40	07/19/24	USD	130.00	USD	494	(12,800)
Salesforce, Inc.	36	07/19/24	USD	310.00	USD	926	(396)
UnitedHealth Group, Inc.	27	07/19/24	USD	540.00	USD	1,375	(11,745)
Walt Disney Co.	44	07/19/24	USD	115.00	USD	437	(506)
Western Digital Corp.	162	07/19/24	USD	95.00	USD	1,227	(810)
Apple, Inc.	323	08/16/24	USD	230.00	USD	6,803	(62,662)
Apple, Inc.	199	08/16/24	USD	245.00	USD	4,191	(15,821)
Boston Scientific Corp.	83	08/16/24	USD	80.00	USD	639	(9,545)
Boston Scientific Corp.	292	08/16/24	USD	85.00	USD	2,249	(8,760)
Eli Lilly & Co.	29	08/16/24	USD	920.00	USD	2,626	(102,297)
iShares iBoxx $ High Yield Corporate Bond ETF	1,275	08/16/24	USD	78.00	USD	9,835	(14,025)
Walmart, Inc.	143	08/16/24	USD	75.00	USD	968	(3,575)
Apple, Inc.	279	09/20/24	USD	245.00	USD	5,876	(38,362)
NextEra Energy, Inc.	94	09/20/24	USD	80.00	USD	666	(6,815)
Novo Nordisk A/S	198	09/20/24	USD	160.00	USD	2,826	(55,737)
NVIDIA Corp.	500	09/20/24	USD	130.00	USD	6,177	(531,250)
NVIDIA Corp.	294	09/20/24	USD	145.00	USD	3,632	(177,870)
							(3,160,258)

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Advanced Micro Devices, Inc.	84	07/19/24	USD	135.00	USD	1,363	$ (1,428)
Apple, Inc.	106	07/19/24	USD	205.00	USD	2,233	(15,794)
Bank of America Corp.	134	07/19/24	USD	36.00	USD	533	(1,273)
Crowdstrike Holdings, Inc.	23	07/19/24	USD	340.00	USD	881	(2,266)
Freeport-McMoRan, Inc.	214	07/19/24	USD	45.00	USD	1,040	(6,634)
Uber Technologies, Inc.	300	07/19/24	USD	60.00	USD	2,180	(1,050)
UnitedHealth Group, Inc.	27	07/19/24	USD	450.00	USD	1,375	(3,375)
Valero Energy Corp.	22	07/19/24	USD	150.00	USD	345	(3,410)
Walt Disney Co.	88	07/19/24	USD	105.00	USD	874	(57,860)
Boston Scientific Corp.	165	08/16/24	USD	65.00	USD	1,271	(2,475)
Delta Air Lines, Inc.	141	08/16/24	USD	45.00	USD	669	(19,670)
Freeport-McMoRan, Inc.	117	08/16/24	USD	45.00	USD	569	(11,817)
iShares Biotechnology ETF	70	08/16/24	USD	130.00	USD	961	(6,475)
iShares iBoxx $ High Yield Corporate Bond ETF	2,549	08/16/24	USD	74.00	USD	19,663	(35,686)
Nice Ltd.	29	08/16/24	USD	190.00	USD	499	(59,160)
NVIDIA Corp.	290	08/16/24	USD	90.00	USD	3,583	(13,630)
UniCredit SpA	27	08/16/24	EUR	31.00	EUR	466	(7,952)
Visa, Inc.	45	08/16/24	USD	255.00	USD	1,181	(19,125)
Walt Disney Co.	194	08/16/24	USD	90.00	USD	1,926	(20,564)
Carrier Global Corp.	179	09/20/24	USD	57.50	USD	1,129	(19,690)
Trane Technologies PLC	72	09/20/24	USD	310.00	USD	2,368	(51,840)
Merck & Co., Inc.	238	10/18/24	USD	100.00	USD	2,946	(119,000)
Walt Disney Co.	223	10/18/24	USD	90.00	USD	2,214	(43,596)
Humana, Inc.	48	01/17/25	USD	310.00	USD	1,794	(43,920)
							(567,690)
							$ (3,727,948)
OTC Credit Default Swaptions Written
	Paid by the Trust	Received by the Trust
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)		Value
Put
Sold Protection 5-Year Credit Default Swap, 06/20/29	iTraxx.XO.41.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	07/17/24	N/R	EUR 4.25	EUR	2,240	$ (2,109)
Sold Protection 5-Year Credit Default Swap, 06/20/29	CDX.NA.HY.42.V1	5.00%	Quarterly	BNP Paribas SA	07/17/24	N/R	USD 1.02	USD	1,900	(980)
										$ (3,089)
OTC Interest Rate Swaptions Written
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap, 07/20/26	3.85%	Annual	1-Day SOFR, 5.33%	Annual	Citibank N.A.	07/18/24	3.85%	USD	5,619	$ (107)
10-Year Interest Rate Swap, 10/25/34	3.15%	Annual	1-Day SOFR, 5.33%	Annual	Citibank N.A.	10/23/24	3.15	USD	9,678	(24,425)
2-Year Interest Rate Swap, 10/26/26	3.30%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	19,216	(10,774)
5-Year Interest Rate Swap, 12/19/29	3.20%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.20	USD	6,331	(23,193)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Written (continued)
	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call (continued)
5-Year Interest Rate Swap, 12/19/29	3.20%	Annual	1-Day SOFR, 5.33%	Annual	JPMorgan Chase Bank N.A.	12/17/24	3.20%	USD	6,353	$ (23,276)
10-Year Interest Rate Swap, 01/25/35	2.25%	Annual	1-Day SOFR, 5.33%	Annual	Goldman Sachs International	01/23/25	2.25	USD	12,685	(12,725)
										(94,500)
Put
5-Year Interest Rate Swap, 07/03/29	1-Day SOFR, 5.33%	Annual	4.35%	Annual	Morgan Stanley & Co. International PLC	07/01/24	4.35	USD	10,198	(27)
5-Year Interest Rate Swap, 07/04/29	1-Day SOFR, 5.33%	Annual	4.40%	Annual	Citibank N.A.	07/02/24	4.40	USD	5,107	(11)
2-Year Interest Rate Swap, 07/20/26	1-Day SOFR, 5.33%	Annual	4.37%	Annual	Deutsche Bank AG	07/18/24	4.37	USD	24,757	(98,355)
5-Year Interest Rate Swap, 07/20/29	1-Day SOFR, 5.33%	Annual	4.17%	Annual	Citibank N.A.	07/18/24	4.17	USD	4,413	(10,404)
2-Year Interest Rate Swap, 09/15/26	1-Day SOFR, 5.33%	Annual	4.60%	Annual	Goldman Sachs International	09/13/24	4.60	USD	15,185	(29,971)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.33%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	24,755	(19,627)
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	4.50%	Annual	JPMorgan Chase Bank N.A.	12/17/24	4.50	USD	6,331	(28,738)
5-Year Interest Rate Swap, 12/19/29	1-Day SOFR, 5.33%	Annual	4.50%	Annual	JPMorgan Chase Bank N.A.	12/17/24	4.50	USD	6,354	(28,841)
2-Year Interest Rate Swap, 04/27/27	1-Day SOFR, 5.33%	Annual	5.50%	Annual	Goldman Sachs International	04/25/25	5.50	USD	24,762	(19,313)
2-Year Interest Rate Swap, 05/25/27	1-Day SOFR, 5.33%	Annual	5.00%	Annual	Goldman Sachs International	05/23/25	5.00	USD	30,363	(59,960)
2-Year Interest Rate Swap, 05/25/27	1-Day SOFR, 5.33%	Annual	5.05%	Annual	Goldman Sachs International	05/23/25	5.05	USD	30,363	(55,480)
2-Year Interest Rate Swap, 06/15/27	1-Day SOFR, 5.33%	Annual	4.60%	Annual	Morgan Stanley & Co. International PLC	06/13/25	4.60	USD	12,479	(46,638)
5-Year Interest Rate Swap, 06/22/30	1-Day SOFR, 5.33%	Annual	4.40%	Annual	Goldman Sachs International	06/20/25	4.40	USD	6,478	(59,934)
5-Year Interest Rate Swap, 06/29/30	1-Day SOFR, 5.33%	Annual	4.55%	Annual	Morgan Stanley & Co. International PLC	06/27/25	4.55	USD	7,632	(58,945)
										(516,244)
										$ (610,744)
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V2	5.00%	Quarterly	12/20/27	EUR	831	$ (72,396)	$ (9,763)	$ (62,633)
iTraxx.EUR.40.V1	1.00	Quarterly	12/20/28	EUR	166	(3,253)	(3,188)	(65)
iTraxx.XO.40.V1	5.00	Quarterly	12/20/28	EUR	4,866	(333,652)	(359,361)	25,709
CDX.NA.HY.42.V1	5.00	Quarterly	06/20/29	USD	195	(12,484)	(12,605)	121
						$ (421,785)	$ (384,917)	$ (36,868)

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD	3,316	$ 215,845	$ 91,281	$ 124,564

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Interest Rate Swaps
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SOFR, 5.33%	At Termination	5.45%	At Termination	N/A	10/02/24	USD	187,577	$ (20,535)	$ 1,991	$ (22,526)
28-Day MXIBTIIE, 11.24%	Monthly	9.78%	Monthly	N/A	02/04/25	MXN	46,651	(19,469)	1	(19,470)
28-Day MXIBTIIE, 11.24%	Monthly	9.79%	Monthly	N/A	02/04/25	MXN	23,326	(9,657)	—	(9,657)
28-Day MXIBTIIE, 11.24%	Monthly	9.80%	Monthly	N/A	02/04/25	MXN	23,326	(9,540)	1	(9,541)
28-Day MXIBTIIE, 11.24%	Monthly	9.95%	Monthly	N/A	02/07/25	MXN	510,185	(181,758)	29	(181,787)
1-Day SOFR, 5.33%	Annual	5.00%	Annual	N/A	10/02/25	USD	84,698	(192,419)	9,018	(201,437)
0.28%	Annual	Tokyo Overnight Average Rate, 0.08%	Annual	N/A	03/09/26	JPY	2,930,801	19,158	79	19,079
1-Day SOFR, 5.33%	Annual	4.40%	Annual	N/A	04/08/26	USD	21,824	(150,926)	86	(151,012)
1-Day SOFR, 5.33%	Annual	4.45%	Annual	N/A	04/09/26	USD	7,990	(47,271)	32	(47,303)
1-Day SOFR, 5.33%	Annual	4.05%	Annual	N/A	04/18/26	USD	12,579	(166,137)	50	(166,187)
1-Day SOFR, 5.33%	Annual	4.30%	Annual	N/A	04/24/26	USD	15,182	(124,149)	61	(124,210)
1-Day SOFR, 5.33%	Annual	4.50%	Annual	N/A	05/08/26	USD	12,488	(47,167)	52	(47,219)
1-Day SOFR, 5.33%	At Termination	4.17%	At Termination	10/23/25 (a)	10/23/26	USD	9,509	19,451	17	19,434
1-Day SOFR, 5.33%	At Termination	4.21%	At Termination	10/27/25 (a)	10/27/26	USD	18,989	47,005	34	46,971
1-Day SOFR, 5.33%	Annual	3.47%	Annual	03/10/25 (a)	03/10/27	USD	4,700	(52,462)	21	(52,483)
New Index, Research, 6.86%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/27	INR	602,249	(40,001)	48	(40,049)
1-Day SOFR, 5.33%	Annual	4.10%	Annual	05/30/25 (a)	05/30/27	USD	15,272	36,037	68	35,969
1-Day SOFR, 5.33%	Annual	4.15%	Annual	05/30/25 (a)	05/30/27	USD	15,272	49,925	72	49,853
1-Day SOFR, 5.33%	Annual	3.30%	Annual	10/23/25 (a)	10/23/27	USD	3,403	(32,575)	16	(32,591)
1-Day SOFR, 5.33%	Annual	4.20%	Annual	10/23/25 (a)	10/23/27	USD	4,949	32,797	23	32,774
1-Day SOFR, 5.33%	Annual	3.92%	Annual	11/03/25 (a)	11/03/27	USD	2,364	4,211	11	4,200
1-Day SOFR, 5.33%	Annual	3.95%	Annual	11/03/25 (a)	11/03/27	USD	2,364	5,483	10	5,473
1-Day SOFR, 5.33%	Annual	3.99%	Annual	11/03/25 (a)	11/03/27	USD	4,728	13,936	21	13,915
1-Day SOFR, 5.33%	Annual	4.07%	Annual	11/03/25 (a)	11/03/27	USD	9,541	42,710	43	42,667
1-Day SOFR, 5.33%	Annual	3.86%	Annual	11/10/25 (a)	11/10/27	USD	9,919	8,187	45	8,142
1-Day SOFR, 5.33%	Annual	3.48%	Annual	01/23/26 (a)	01/23/28	USD	13,665	(71,456)	59	(71,515)
3.45%	Annual	1-Day SOFR, 5.33%	Annual	N/A	01/26/28	USD	11,825	68,807	51	68,756
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/26/28	USD	11,825	46,910	51	46,859
3.27%	Annual	1-Day SOFR, 5.33%	Annual	02/05/26 (a)	02/05/28	USD	11,933	105,868	51	105,817
1-Day SOFR, 5.33%	Annual	3.87%	Annual	02/05/26 (a)	02/05/28	USD	11,933	21,717	52	21,665
1-Day SONIA, 5.20%	Annual	4.86%	Annual	N/A	06/20/28	GBP	6,370	216,701	(14)	216,715
28-Day MXIBTIIE, 11.24%	Monthly	9.13%	Monthly	N/A	08/15/28	MXN	104,580	(104,008)	47	(104,055)
1-Day SOFR, 5.33%	Annual	4.42%	Annual	N/A	10/02/28	USD	135,611	429,584	27,814	401,770
1-Day SOFR, 5.33%	Annual	4.40%	Annual	N/A	10/31/28	USD	6,490	22,725	54	22,671
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/17/28	GBP	3,004	(17,923)	129	(18,052)
1-Day SONIA, 5.20%	Annual	4.12%	Annual	N/A	11/21/28	GBP	3,004	(17,056)	129	(17,185)
1-Day SOFR, 5.33%	Annual	3.25%	Annual	12/15/26 (a)	12/15/28	USD	21,109	(156,626)	96	(156,722)
6-mo. EURIBOR, 3.68%	Semi-Annual	3.00%	Annual	N/A	03/05/29	EUR	7,713	8,794	77	8,717
New Index, Research, 6.86%	Semi-Annual	6.26%	Semi-Annual	N/A	03/20/29	INR	172,172	(17,466)	23	(17,489)
New Index, Research, 6.86%	Semi-Annual	6.30%	Semi-Annual	N/A	03/20/29	INR	210,432	(17,256)	29	(17,285)
1-Day SOFR, 5.33%	Annual	3.79%	Annual	N/A	03/29/29	USD	17,015	(292,139)	146	(292,285)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/08/29	USD	10,561	(75,794)	94	(75,888)
1-Day SOFR, 5.33%	Annual	4.05%	Annual	N/A	04/09/29	USD	7,990	(38,942)	72	(39,014)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/18/29	USD	12,579	(84,371)	113	(84,484)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	04/24/29	USD	6,326	(40,632)	57	(40,689)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Centrally Cleared Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-mo. EURIBOR, 3.68%	Semi-Annual	2.90%	Annual	N/A	04/30/29	EUR	8,865	$ 1,873	$ 90	$ 1,783
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	05/06/29	USD	12,652	(73,978)	114	(74,092)
6-mo. EURIBOR, 3.68%	Semi-Annual	2.87%	Annual	N/A	06/11/29	EUR	6,519	(8,728)	69	(8,797)
1-Day SOFR, 5.33%	Annual	3.14%	Annual	05/12/28 (a)	05/12/33	USD	6,701	(162,228)	62	(162,290)
1-Day SOFR, 5.33%	Annual	4.31%	Annual	N/A	09/29/33	USD	26,166	475,983	2,128	473,855
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/12/34	USD	4,817	(16,773)	74	(16,847)
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	01/17/34	USD	1,389	(4,539)	21	(4,560)
New Index, Research, 6.86%	Semi-Annual	6.34%	Semi-Annual	N/A	03/20/34	INR	110,771	(13,287)	23	(13,310)
New Index, Research, 6.86%	Semi-Annual	6.35%	Semi-Annual	N/A	03/20/34	INR	110,771	(12,310)	23	(12,333)
3.46%	Annual	1-Day SOFR, 5.33%	Annual	12/15/26 (a)	12/15/36	USD	4,824	123,540	80	123,460
3.65%	Annual	1-Day SOFR, 5.33%	Annual	N/A	11/03/53	USD	2,577	73,616	82	73,534
1-Day SOFR, 5.33%	Annual	4.00%	Annual	N/A	11/03/53	USD	2,577	89,880	82	89,798
								$ (354,680)	$ 43,807	$ (398,487)

(a)	Forward Swap.
OTC Credit Default Swaps — Buy Protection
Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paramount Global Class B	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	255	$ 11,796	$ 16,521	$ (4,725)
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	255	11,796	16,972	(5,176)
TIM S.p.A.	1.00	Quarterly	Goldman Sachs International	06/20/29	EUR	380	21,171	21,781	(610)
							$ 44,763	$ 55,274	$ (10,511)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CCO Holdings LLC	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/29	BB-	USD	80	$ 7,378	$ 5,679	$ 1,699
OTC Interest Rate Swaps
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	12.81%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	136,435	$ 17,950	$ —	$ 17,950
1-Day BZDIOVER, 0.04%	At Termination	13.18%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,068	431,282	—	431,282
1-Day BZDIOVER, 0.04%	At Termination	13.21%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,065	32,342	—	32,342
1-Day BZDIOVER, 0.04%	At Termination	13.25%	At Termination	Citibank N.A.	N/A	01/02/25	BRL	3,716	33,095	—	33,095

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaps (continued)
Paid by the Trust		Received by the Trust
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day BZDIOVER, 0.04%	At Termination	10.06%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	14,158	$ (158,984)	$ —	$ (158,984)
1-Day BZDIOVER, 0.04%	At Termination	10.35%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	29,050	(155,441)	—	(155,441)
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	14,191	(258,889)	—	(258,889)
1-Day BZDIOVER, 0.04%	At Termination	10.00%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	14,578	(152,344)	—	(152,344)
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	14,173	(158,739)	—	(158,739)
									$ (369,728)	$ —	$ (369,728)
Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 135,102	$ (384,931)	$ 2,084,271	$ (2,395,062)	$ —
OTC Swaps	60,953	—	516,368	(894,908)	—
Options Written	N/A	N/A	625,194	(2,189,177)	(4,341,781)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 217,610	$ —	$ 1,863,953	$ —	$ 2,081,563
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,402,856	—	—	2,402,856
Options purchased Investments at value — unaffiliated(b)	—	21,440	3,718,760	—	329,702	—	4,069,902
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	150,394	—	—	1,933,877	—	2,084,271
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	62,652	—	—	514,669	—	577,321
	$ —	$ 234,486	$ 3,936,370	$ 2,402,856	$ 4,642,201	$ —	$ 11,215,913
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ 34,962	$ —	$ 274,123	$ —	$ 465,172	$ —	$ 774,257
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	464,637	—	—	464,637
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written Options written at value	$ —	$ 3,089	$ 3,727,948	$ —	$ 610,744	$ —	$ 4,341,781
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	62,698	—	—	2,332,364	—	2,395,062
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	10,511	—	—	884,397	—	894,908
	$ 34,962	$ 76,298	$ 4,002,071	$ 464,637	$ 4,292,677	$ —	$ 8,870,645

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the
Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation)
is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended June 30, 2024, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 20,282,128	$ —	$ (4,146,313)	$ —	$ 16,135,815
Forward foreign currency exchange contracts	—	—	—	14,672,435	—	—	14,672,435
Options purchased(a)	—	(202,082)	8,132,858	—	(446,132)	(20,532)	7,464,112
Options written	—	22,795	1,331,628	—	584,620	—	1,939,043
Swaps	—	(17,766)	2,339	—	214,097	—	198,670
	$ —	$ (197,053)	$ 29,748,953	$ 14,672,435	$ (3,793,728)	$ (20,532)	$ 40,410,075
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (130,275)	$ —	$ (3,087,078)	$ —	$ (109,218)	$ —	$ (3,326,571)
Forward foreign currency exchange contracts	—	—	—	3,383,501	—	—	3,383,501
Options purchased(b)	—	18,674	173,178	—	(1,561,634)	14,361	(1,355,421)
Options written	—	(69)	(1,596,034)	—	253,404	—	(1,342,699)
Swaps	—	61,519	(240,544)	—	(11,497,766)	—	(11,676,791)
	$ (130,275)	$ 80,124	$ (4,750,478)	$ 3,383,501	$ (12,915,214)	$ 14,361	$ (14,317,981)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$490,550,707
Average notional value of contracts — short	$229,656,824
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$324,405,897
Average amounts sold — in USD	$33,650,837
Options:
Average value of option contracts purchased	$4,390,884
Average value of option contracts written	$2,868,980
Average notional value of swaption contracts purchased	$90,828,142
Average notional value of swaption contracts written	$322,269,351
Credit default swaps:
Average notional value — buy protection	$8,315,383
Average notional value — sell protection	$3,356,401
Interest rate swaps:
Average notional value — pays fixed rate	$49,947,347
Average notional value — receives fixed rate	$810,148,210
Total return swaps:
Average notional value	$5,187,466
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 941,974	$ 1,431,751
Forward foreign currency exchange contracts	2,402,856	464,637
Options	4,069,902 (a)	4,341,781
Swaps — centrally cleared	—	551,280
Swaps — OTC(b)	577,321	894,908
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	7,992,053	7,684,357
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,591,948)	(5,710,979)
Total derivative assets and liabilities subject to an MNA	$ 3,400,105	$ 1,973,378

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Barclays Bank PLC	$ 698,999	$ (170,349)	$ —	$ —	$ 528,650
BNP Paribas SA	12,176	(4,924)	—	—	7,252
Citibank N.A.	229,031	(229,031)	—	—	—
Deutsche Bank AG	16,515	(16,515)	—	—	—
Goldman Sachs International	166,871	(166,871)	—	—	—
JPMorgan Chase Bank N.A.	851,417	(576,276)	—	—	275,141
Morgan Stanley & Co. International PLC	149,894	(149,894)	—	—	—
Standard Chartered Bank	1,263,874	(5,494)	—	—	1,258,380
UBS AG	11,328	(11,328)	—	—	—
	$ 3,400,105	$ (1,330,682)	$ —	$ —	$ 2,069,423

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)(e)
Bank of America N.A.	$ 152,344	$ —	$ —	$ —	$ 152,344
Barclays Bank PLC	170,349	(170,349)	—	—	—
BNP Paribas SA	4,924	(4,924)	—	—	—
Citibank N.A.	293,836	(229,031)	—	—	64,805
Deutsche Bank AG	153,126	(16,515)	(136,611)	—	—
Goldman Sachs International	237,993	(166,871)	(71,122)	—	—
JPMorgan Chase Bank N.A.	576,276	(576,276)	—	—	—
Morgan Stanley & Co. International PLC	267,599	(149,894)	—	—	117,705
Standard Chartered Bank	5,494	(5,494)	—	—	—
The Bank of New York Mellon	85,149	—	—	—	85,149
UBS AG	26,288	(11,328)	—	—	14,960
	$ 1,973,378	$ (1,330,682)	$ (207,733)	$ —	$ 434,963

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 61,609,035	$ —	$ 61,609,035
Common Stocks
Canada	12,892,409	—	—	12,892,409
China	—	16,472,073	—	16,472,073
Denmark	—	4,497,726	—	4,497,726
Finland	—	5,027,327	—	5,027,327
France	2,933,920	45,706,944	—	48,640,864
Germany	—	28,366,087	—	28,366,087
Hong Kong	—	2,556,099	—	2,556,099
Italy	—	22,643,861	—	22,643,861
Japan	—	47,522,132	—	47,522,132
Netherlands	—	37,734,131	—	37,734,131
Norway	685,440	—	—	685,440
South Korea	—	8,831,557	—	8,831,557
Spain	—	8,128,549	—	8,128,549
Sweden	—	3,218,123	—	3,218,123
Switzerland	—	5,186,415	—	5,186,415
Taiwan	21,047,348	—	—	21,047,348
United Kingdom	10,882,803	12,854,847	145,943	23,883,593
United States	822,831,344	20,198,404	5,482,893	848,512,641
Corporate Bonds
Australia	—	—	5,637,908	5,637,908
Belgium	—	314,120	—	314,120
Canada	—	683,036	—	683,036
France	133,967	1,481,846	—	1,615,813
Germany	—	2,110,269	3,142,407	5,252,676
Hong Kong	—	4,209,103	—	4,209,103
Italy	—	1,794,628	—	1,794,628
Japan	—	6,569,000	—	6,569,000
Jersey	—	181,920	—	181,920
Netherlands	—	3,834,655	—	3,834,655
Spain	—	944,760	—	944,760
Sweden	—	370,682	—	370,682
United Kingdom	—	1,280,268	—	1,280,268
United States	—	125,417,411	32,403,162	157,820,573
Fixed Rate Loan Interests	—	—	4,093,293	4,093,293
Floating Rate Loan Interests	—	18,577,182	28,200,842	46,778,024
Foreign Agency Obligations	—	2,975,919	—	2,975,919
Investment Companies	15,871,059	—	—	15,871,059
Municipal Bonds	—	2,829,227	—	2,829,227
Non-Agency Mortgage-Backed Securities	—	35,343,493	—	35,343,493
Preferred Securities
Capital Trusts	—	1,149,492	—	1,149,492
Preferred Stocks	—	—	33,619,796	33,619,796
U.S. Government Sponsored Agency Securities	—	119,957,585	—	119,957,585
U.S. Treasury Obligations	—	6,834,446	—	6,834,446
Warrants	—	600	2,182,554	2,183,154
Short-Term Securities
Money Market Funds	352,523,934	—	—	352,523,934
Options Purchased
Credit Contracts	—	21,440	—	21,440
Equity Contracts	3,649,974	68,786	—	3,718,760

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Interest Rate Contracts	$ —	$ 329,702	$ —	$ 329,702
Unfunded Floating Rate Loan Interests(a)	—	—	55	55
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(14,965)	(14,965)
	$ 1,243,452,198	$ 667,832,880	$ 114,893,888	$ 2,026,178,966
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 152,093	$ —	$ 152,093
Equity Contracts	10,506	207,104	—	217,610
Foreign Currency Exchange Contracts	—	2,402,856	—	2,402,856
Interest Rate Contracts	1,863,953	2,448,546	—	4,312,499
Liabilities
Commodity Contracts	(34,962)	—	—	(34,962)
Credit Contracts	—	(76,298)	—	(76,298)
Equity Contracts	(4,002,071)	—	—	(4,002,071)
Foreign Currency Exchange Contracts	—	(464,637)	—	(464,637)
Interest Rate Contracts	(465,172)	(3,827,505)	—	(4,292,677)
	$ (2,627,746)	$ 842,159	$ —	$ (1,785,587)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interest
Assets
Opening balance, as of December 31, 2023	$ 500,050	$ 3,472,508	$ 34,946,485	$ 4,062,028	$ 24,747,984	$ 16,583,496	$ (44,834)
Transfers into Level 3	—	—	—	—	—	2,487,113	—
Transfers out of Level 3	(500,050)	(99,630)	—	—	—	—	—
Other(a)	—	(3,128,485)	—	—	—	3,128,485	—
Accrued discounts/premiums	—	—	145,992	4,532	25,494	—	—
Net realized gain (loss)	—	—	(761,871)	—	(10,340)	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	—	169,435	(2,228,447)	26,733	(97,698)	(2,480,585)	29,924
Purchases	—	5,215,008	18,516,096	—	4,521,897	13,901,287	—
Sales	—	—	(9,434,778)	—	(986,495)	—	—
Closing balance, as of June 30, 2024	$ —	$ 5,628,836	$ 41,183,477	$ 4,093,293	$ 28,200,842	$ 33,619,796	$ (14,910)
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024(c)	$ —	$ 169,435	$ (1,712,883)	$ 26,733	$ (97,698)	$ (2,480,585)	$ (17,374)

	Warrants	Total
Assets
Opening balance, as of December 31, 2023	$ 715,474	$ 84,983,191
Transfers into Level 3	—	2,487,113
Transfers out of Level 3	(5,593)	(605,273)
Other(a)	—	—
Accrued discounts/premiums	—	176,018
Net realized gain (loss)	(1)	(772,212)
Net change in unrealized appreciation (depreciation)(b)(c)	1,472,674	(3,107,964)
Purchases	—	42,154,288
Sales	—	(10,421,273)
Closing balance, as of June 30, 2024	$ 2,182,554	$ 114,893,888
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024(c)	$ 1,495,040	$ (2,617,332)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2024
BlackRock ESG Capital Allocation Term Trust (ECAT)

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $1,687,352. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$2,832,543	Market	Gross Profit Multiple	7.75x	—
			EBITDA	12.40x	—

Corporate Bonds	41,183,477	Income	Discount Rate	9%- 21%	13%

Floating Rate Loan Interests	26,498,580	Income	Discount Rate	7%- 14%	11%

Fixed Rate Loan Interests	4,093,293	Income	Discount Rate	8%	—

Preferred Stock(b)	36,416,089	Market	Revenue Multiple	2.65x - 16.75x	8.15x
			Time to Exit	0.5 - 3.0 years	2.4 years
			Volatility	35% - 90%	71%
			EBITDA	7.00x	—
		Income	Discount Rate	14%-16%	15%

Warrants	2,182,554	Market	Revenue Multiple	6.50x -10.50x	7.35x
			Volatility	38% - 70%	62%
			Time to Exit	0.5 - 3.0 years	3.0 years
		Income	Discount Rate	16%-19%	18%

	$113,206,536

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
The fund valued certain of its Level 3 Direct Investments using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $1,594,000 as of June 30, 2024.

See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Statements of Assets and Liabilities (unaudited)
June 30, 2024

	BCAT	ECAT
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 1,910,591,030	$ 1,663,517,882
Investments, at value — affiliated(c)	120,854,160	362,675,994
Cash	1,198,000	—
Cash pledged:
Futures contracts	16,919,000	11,234,000
Centrally cleared swaps	20,949,000	13,412,000
Foreign currency, at value(d)	5,650,151	4,458,661
Receivables:
Investments sold	11,066,851	18,514
Options written	437,782	208,093
Securities lending income — affiliated	—	3,093
Swaps	111,165	53,188
Dividends — unaffiliated	1,131,067	1,360,825
Dividends — affiliated	405,966	1,400,797
Interest — unaffiliated	8,899,695	5,043,102
Variation margin on futures contracts	2,627,803	941,974
Swap premiums paid	276,792	60,953
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,057,397	2,402,856
OTC swaps	970,363	516,368
Unfunded floating rate loan interests	—	55
Prepaid expenses	25,516	24,351
Total assets	2,105,171,738	2,067,332,706
LIABILITIES
Due to broker	2,264,191	—
Cash received:
Collateral — OTC derivatives	960,000	430,000
Collateral — TBA commitments	2,028,281	815,000
Collateral on securities loaned	—	5,465,198
Options written, at value(e)	3,912,526	4,341,781
Payables:
Investments purchased	193,037,227	135,841,806
Swaps	840,572	—
Accounting services fees	75,068	66,883
Custodian fees	69,576	47,614
Deferred foreign capital gain tax	57,936	—
Income dividend distributions	3,546,120	2,215,293
Interest expense and fees	114,583	—
Investment advisory fees	1,925,265	1,932,591
Trustees’ and Officer’s fees	89,380	86,255
Options written	224,118	112,359
Other accrued expenses	40,857	364
Professional fees	275,312	121,530
Proxy fees	670,892	472,745
Transfer agent fees	12,047	4,134
Variation margin on futures contracts	1,130,023	1,431,751
Variation margin on centrally cleared swaps	640,265	551,280
Swap premiums received	4,057	—
Consolidated Financial Statements

Consolidated Statements of Assets and Liabilities (unaudited) (continued)
June 30, 2024
	BCAT	ECAT
Unrealized depreciation on:
Forward foreign currency exchange contracts	301,685	464,637
OTC swaps	2,096,838	894,908
Unfunded floating rate loan interests	16,602	14,965
Total liabilities	214,333,421	155,311,094
Commitments and contingent liabilities
NET ASSETS	$ 1,890,838,317	$ 1,912,021,612
NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$ 1,990,725,834	$ 1,879,911,949
Accumulated earnings (loss)	(99,887,517)	32,109,663
NET ASSETS	$ 1,890,838,317	$ 1,912,021,612
Net asset value	$ 17.60	$ 18.76
(a) Investments, at cost—unaffiliated	$1,744,236,538	$1,438,140,361
(b) Securities loaned, at value	$—	$5,326,052
(c) Investments, at cost—affiliated	$120,710,463	$362,535,502
(d) Foreign currency, at cost	$5,656,701	$4,477,666
(e) Premiums received	$3,512,142	$2,777,798
(f) Shares outstanding	107,461,816	101,893,121
(g) Shares authorized	Unlimited	Unlimited
(h) Par value	$0.001	$0.001
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2024

	BCAT	ECAT
INVESTMENT INCOME
Dividends — unaffiliated	$9,604,931	$9,845,294
Dividends — affiliated	2,882,624	9,627,842
Interest — unaffiliated	29,753,280	14,803,577
Securities lending income — affiliated — net	—	18,537
Other income — unaffiliated	—	94,347
Foreign taxes withheld	(639,665)	(844,563)
Total investment income	41,601,170	33,545,034
EXPENSES
Investment advisory	11,703,367	11,724,247
Proxy	1,051,778	902,648
Professional	116,041	129,486
Accounting services	107,186	95,686
Custodian	103,193	80,166
Trustees and Officer	60,415	60,550
Transfer agent	42,936	31,808
Registration	18,526	17,548
Printing and postage	6,528	10,879
Reorganization	—	403,715
Miscellaneous	101,946	231,556
Total expenses excluding interest expense	13,311,916	13,688,289
Interest expense and fees — unaffiliated	692,987	1,195
Total expenses	14,004,903	13,689,484
Less:
Fees waived and/or reimbursed by the Manager	(121,530)	(197,647)
Total expenses after fees waived and/or reimbursed	13,883,373	13,491,837
Net investment income	27,717,797	20,053,197
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,438,810	26,092,073
Investments — affiliated	—	(3,218)
Forward foreign currency exchange contracts	17,721,221	14,672,435
Foreign currency transactions	(176,816)	(203,620)
Futures contracts	(20,878,029)	16,135,815
Options written	3,535,275	1,939,043
Payment by affiliate	3,850	—
Swaps	3,628,095	198,670
	8,272,406	58,831,198
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	101,801,143	114,282,234
Investments — affiliated	(307,069)	(142,036)
Forward foreign currency exchange contracts	4,753,815	3,383,501
Foreign currency translations	(36,390)	(90,325)
Futures contracts	7,576,391	(3,326,571)
Options written	(373,086)	(1,342,699)
Swaps	(13,119,895)	(11,676,791)
Unfunded floating rate loan interests	32,776	29,924
	100,327,685	101,117,237
Net realized and unrealized gain	108,600,091	159,948,435
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,317,888	$180,001,632
(a) Net of reduction in/(increase in) deferred foreign capital gain tax of	$(54,866)	$3,771
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statements of Changes in Net Assets

	BCAT		ECAT
	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$27,717,797	$58,578,071	$20,053,197	$35,785,806
Net realized gain (loss)	8,272,406	(56,810,308)	58,831,198	(14,786,182)
Net change in unrealized appreciation (depreciation)	100,327,685	202,956,454	101,117,237	273,921,319
Net increase in net assets resulting from operations	136,317,888	204,724,217	180,001,632	294,920,943
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(99,175,435)(b)	(62,938,896)	(106,674,965)(b)	(35,941,083)
Return of capital	—	(99,719,802)	—	(114,889,303)
Decrease in net assets resulting from distributions to shareholders	(99,175,435)	(162,658,698)	(106,674,965)	(150,830,386)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(9,718,056)	—	(7,268,837)
NET ASSETS
Total increase in net assets	37,142,453	32,347,463	73,326,667	136,821,720
Beginning of period	1,853,695,864	1,821,348,401	1,838,694,945	1,701,873,225
End of period	$1,890,838,317	$1,853,695,864	$1,912,021,612	$1,838,694,945

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Consolidated Statements of Cash Flows (unaudited)
Six Months Ended June 30, 2024

	BCAT	ECAT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$136,317,888	$180,001,632
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	2,529,300,457	1,885,267,760
Purchases of long-term investments	(2,421,955,632)	(1,846,995,511)
Net proceeds from sales (purchases) of short-term securities	(27,200,093)	29,127,573
Amortization of premium and accretion of discount on investments and other fees	(2,271,881)	(984,492)
Paid-in-kind income	—	(200,053)
Premiums paid on closing options written	(7,498,532)	(6,378,402)
Premiums received from options written	13,280,340	10,554,103
Net realized gain on investments and options written	(8,406,451)	(28,278,451)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(104,000,100)	(114,658,114)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(73,393)	48,533
Dividends — unaffiliated	257,272	204,300
From custodian	772,356	1,146,112
Interest — unaffiliated	551,885	(276,640)
Securities lending income — affiliated	—	(1,222)
Swaps	229,667	3,489
Variation margin on futures contracts	(1,229,884)	(390,579)
Variation margin on centrally cleared swaps	47,302	—
Swap premiums paid	(57,482)	(60,953)
Prepaid expenses	(8,852)	365,231
Increase (Decrease) in Liabilities
Due to broker	1,484,191	—
Cash received
Collateral — OTC derivatives	(1,800,000)	(1,740,000)
Collateral — TBA commitments	(2,685,719)	(1,045,000)
Collateral on securities loaned	—	1,958,927
Payables
Swaps	(259,991)	—
Accounting services fees	(1,438)	(1,068)
Custodian fees	(3,801)	2,390
Deferred foreign capital gain tax	54,866	(3,771)
Interest expense and fees	(3,820)	—
Investment advisory fees	(962)	53,931
Trustees’ and Officer’s fees	10,145	10,488
Other accrued expenses	(33,911)	(54,158)
Professional fees	(15,181)	(2,957)
Proxy fees	607,036	472,745
Transfer agent fees	(7,979)	(14,496)
Variation margin on futures contracts	1,214	747,258
Variation margin on centrally cleared swaps	640,265	473,386
Swap premiums received	(66,985)	—
Net cash provided by operating activities	105,972,797	109,351,991
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(95,629,315)	(104,459,672)
Net cash used for financing activities	(95,629,315)	(104,459,672)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	77,058	(21,824)
Consolidated Financial Statements

Consolidated Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2024
	BCAT	ECAT
CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$10,420,540	$4,870,495
Restricted and unrestricted cash and foreign currency at beginning of period	34,295,611	24,234,166
Restricted and unrestricted cash and foreign currency at end of period	$44,716,151	$29,104,661
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$696,807	$1,195
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,198,000	$—
Cash pledged
Futures contracts	16,919,000	11,234,000
Centrally cleared swaps	20,949,000	13,412,000
Foreign currency at value	5,650,151	4,458,661
	$44,716,151	$29,104,661
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BCAT
	Six Months Ended 06/30/24 (unaudited)(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Period from 09/28/20(b) to 12/31/20

Net asset value, beginning of period	$17.25	$16.84	$20.90	$21.05	$20.00
Net investment income(c)	0.26	0.55	0.50	0.53	0.04
Net realized and unrealized gain (loss)	1.01	1.37	(3.31)	0.57	1.11
Net increase (decrease) from investment operations	1.27	1.92	(2.81)	1.10	1.15
Distributions(d)
From net investment income	(0.92)(e)	(0.58)	(0.99)	(0.75)	(0.03)
From net realized gain	—	—	—	(0.03)	(0.07)
Return of capital	—	(0.93)	(0.26)	(0.47)	—
Total distributions	(0.92)	(1.51)	(1.25)	(1.25)	(0.10)
Net asset value, end of period	$17.60	$17.25	$16.84	$20.90	$21.05
Market price, end of period	$16.41	$14.95	$13.87	$19.45	$21.77
Total Return(f)
Based on net asset value	7.97%(g)(h)	13.24%	(12.61)%	5.44%	5.77%(h)
Based on market price	16.15%(h)	19.16%	(22.66)%	(5.12)%	9.39%(h)
Ratios to Average Net Assets(i)
Total expenses	1.44%(j)(k)(l)	1.40%(m)	1.58%	1.61%	1.30%(j)
Total expenses after fees waived and/or reimbursed	1.43%(j)(k)(l)	1.39%(m)	1.57%	1.60%	1.26%(j)
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.35%(j)(k)(l)	1.31%(m)	1.42%	1.51%	1.26%(j)
Net investment income	2.96%(j)	3.19%	2.77%	2.49%	0.84%(j)
Supplemental Data
Net assets, end of period (000)	$1,890,838	$1,853,696	$1,821,348	$2,332,983	$2,351,695
Borrowings outstanding, end of period (000)	$—	$—	$—	$687,791	$—
Asset coverage, end of period per $1,000 of bank borrowings	$—	$—	$—	$6,290	$—
Portfolio turnover rate(n)	126%(o)	234%(o)	98%	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Not annualized.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)
Proxy fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.50%, 1.48% and 1.41% respectively.

(l)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.39% ,1.37% and 1.30%, respectively.

(m)
Includes non-recurring expenses of proxy costs and offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.38% ,1.37% and 1.29%, respectively.

(n)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/24 (unaudited)(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Period from 09/28/20(b) to 12/31/20

Portfolio turnover rate (excluding MDRs)	73%	135%	88%	86%	13%

(o)	Excludes underlying investments in total return swaps.
See notes to consolidated financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	ECAT
	Six Months Ended 06/30/24 (unaudited)(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Net asset value, beginning of period	$18.05	$16.62	$20.69	$20.00
Net investment income (loss)(c)	0.20	0.35	0.18	(0.04)
Net realized and unrealized gain (loss)	1.56	2.56	(3.05)	0.83
Net increase (decrease) from investment operations	1.76	2.91	(2.87)	0.79
Distributions(d)
From net investment income	(1.05)(e)	(0.35)	(0.50)	(0.05)
From net realized gain	—	—	(0.08)	(0.05)
Return of capital	—	(1.13)	(0.62)	—
Total distributions	(1.05)	(1.48)	(1.20)	(0.10)
Net asset value, end of period	$18.76	$18.05	$16.62	$20.69
Market price, end of period	$17.54	$16.13	$13.43	$18.65
Total Return(f)
Based on net asset value	10.42%(g)	19.50%	(12.89)%	4.00%(g)
Based on market price	15.53%(g)	32.15%	(21.91)%	(6.25)%(g)
Ratios to Average Net Assets(h)
Total expenses	1.39%(i)(j)(k)	1.36%(l)	1.29%	1.30%
Total expenses after fees waived and/or reimbursed	1.37%(i)(j)(k)	1.32%(l)	1.28%	1.30%(k)
Net investment income (loss)	2.14%(k)	2.01%	1.02%	(0.77)%(k)
Supplemental Data
Net assets, end of period (000)	$1,912,022	$1,838,695	$1,701,873	$2,187,581
Portfolio turnover rate(m)	113%	246%	106%	15%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)
The proxy fees and reorganization costs were not annualized in the calculation of the expense ratios. If these expense was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.46% and 1.44%, respectively.

(j)
Includes non-recurring expenses of proxy fees and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.32%
and 1.30%, respectively.

(k)	Annualized.
(l)	Includes non-recurring expenses of proxy fees. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.31% and 1.27%, respectively.
(m)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/24 (unaudited)(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22	Period from 09/27/21(b) to 12/31/21

Portfolio turnover rate (excluding MDRs)	68%	152%	95%	15%
See notes to consolidated financial statements.

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited)

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Capital Allocation Term Trust	BCAT	Maryland	Diversified
BlackRock ESG Capital Allocation Term Trust	ECAT	Maryland	Non-diversified
The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “BCAT Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Cayman Subsidiary. The net assets of the BCAT Cayman Subsidiary as of period end were $5,215,414, which is 0.3% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of ECAT include the account of Cayman ESG Capital Allocation Fund, Ltd. (the “ECAT Cayman Subsidiary”, and together with the BCAT Cayman Subsidiary, the “Cayman Subsidiaries”), which is a wholly-owned subsidiary of the ECAT and primarily invests in commodity-related instruments and other derivatives. The ECAT Cayman Subsidiary enables ECAT to hold these commodity related instruments and satisfy regulated investment company tax requirements. ECAT may invest up to 25% of its total assets in the ECAT Cayman Subsidiary. The net assets of the ECAT Cayman Subsidiary as of period end were $124,411, which is less than 0.1% of ECAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The ECAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to ECAT, except that the ECAT Cayman Subsidiary may invest without limitation in commodity-related instruments.
The accompanying consolidated financial statements of BCAT include the account of BCAT Subsidiary LLC (the “BCAT Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCAT. The BCAT Taxable Subsidiary enables BCAT to certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BCAT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for BCAT. Taxes payable or deferred as of June 30, 2024, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BCAT may invest up to 25% of its total assets in the BCAT Taxable Subsidiary. The net assets of the BCAT Taxable Subsidiary as of period end were $4,071,446, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BCAT.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment  Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Trust reports realized currency gains (losses)
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2024, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.
Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:   Each Trust’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager  as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
•Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)	relevant news and other public sources; and
(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of  June 30, 2024, certain investments of BCAT were fair valued using NAV as a practical expedient  as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO

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Notes to Consolidated Financial Statements (unaudited) (continued)

can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:
Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCAT	CML La Quinta Resort	$691,160	$ 691,160	$691,160	$ —
	Coreweave Compute Acquisition Co. II, LLC	554,061	554,061	545,750	(8,311)
	Orion Group Holdco, LLC	217,026	217,026	215,680	(1,346)
	Orion Group Holdco, LLC	620,073	620,073	613,128	(6,945)
	Project Montage	460,654	460,654	460,654	—
					$ (16,602)
ECAT	Coreweave Compute Acquisition Co. II, LLC	$559,873	$ 559,617	$551,475	(8,142)
	Orion Group Holdco, LLC	213,210	211,833	211,888	55
	Orion Group Holdco, LLC	609,171	609,171	602,348	(6,823)
	Project Montage	460,385	460,385	460,385	—
					$ (14,910)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of June 30, 2024, BCAT had outstanding commitments of $5,743,804. These commitments are not included in the net assets of BCAT as of June 30, 2024.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial

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Notes to Consolidated Financial Statements (unaudited) (continued)

collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Consolidated Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Consolidated Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:
Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
ECAT
Barclays Capital, Inc.	$ 1,494,516	$ (1,494,516)	$ —	$ —
BofA Securities, Inc.	1,511,142	(1,511,142)	—	—
Citigroup Global Markets, Inc.	2,294,899	(2,294,899)	—	—
Toronto-Dominion Bank	25,495	(25,495)	—	—
	$ 5,326,052	$ (5,326,052)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or carbon credits (commodity risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.The Trusts may invest in carbon credit futures that are traded on commodity exchanges with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statements of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statements of Assets and Liabilities.
•Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.
The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statements of  Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
•Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
•Forward swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.
•Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty,  each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets.  For purposes of calculating these fees,“managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
With respect to each Trust, the Manager entered into separate sub-advisory agreements with each of, effective March 11, 2024, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
The Manager provides investment management and other services to the Cayman Subsidiaries and the BCAT Taxable Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiaries and the BCAT Taxable Subsidiary for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage which includes the assets of the Cayman Subsidiaries and the BCAT Taxable Subsidiary.
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations.  For the six months ended June 30, 2024, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 37,726
ECAT	134,468
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, and with respect to BCAT, any portion of the Trust’s assets invested in other exchange-traded products sponsored by BlackRock or its affiliates, through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the six months ended June 30, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$ 83,804
ECAT	63,179
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities

2024 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Consolidated Statements of Operations. For the six months ended June 30, 2024, each Trust paid BIM the following amounts for securities lending agent services:
Trust Name	Amounts
ECAT	$ 3,316
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.
Other Transactions:  During the six months ended June 30, 2024, BCAT received a reimbursement of $3,850 from an affiliate, which is included in payment by affiliate in the Consolidated Statements of Operations, related to an operating event.
7.
 PURCHASES AND SALES
For the six months ended June 30, 2024, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$ 1,586,318,101	$ 1,587,984,471	$ 816,650,185	$ 893,874,757
ECAT	1,180,835,696	1,180,593,066	648,696,284	660,519,355
For the six months ended June 30, 2024, purchases and sales related to mortgage dollar rolls were as follows:
Trust Name	Purchases	Sales
BCAT	$ 1,008,323,319	$ 1,007,875,132
ECAT	724,731,604	724,488,974
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ consolidated financial statements.
As of December 31, 2023, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses
BCAT	$ (183,393,168)	$ (20,412,625)
ECAT	(130,433,346)	(13,291,621)
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

As of June 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$ 1,868,436,565	$ 290,604,770	$ (125,128,349)	$ 165,476,421
ECAT	1,817,142,774	300,160,038	(90,116,725)	210,043,313
9.
BANK BORROWINGS
BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in  substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee of 0.25% per annum on the daily unused amount if utilization is less than 80% of the committed line amount. For the six months ended June 30, 2024, the Trust did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust ’s prospectus provides details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Trusts.

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Notes to Consolidated Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
LIBOR Transition Risk: The Trusts may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.
11.
 CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.   For the six months ended June 30, 2024, the Trusts did not repurchase any shares.
For the six months ended June 30, 2024, shares issued and outstanding remained constant. For the year ended December 31, 2023, shares issued and outstanding increased by 673,184 and 489,120 for BCAT and ECAT respectively, as a result of shares repurchased.
On May 3, 2024, the Board approved each Trust’s adoption of a one-year discount management program (the “Program”) that is comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025, unless continued by the Board. Under the Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. The Board approved each Trust offering to repurchase 2.5% of its outstanding common shares for the first measurement period, which began on April 1, 2024 and ended on June 30, 2024, as the discount trigger was met. The results of the second, third and fourth measurement periods, and any action approved by the Board as a result, will be announced promptly after the end of each applicable measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

in any particular tender offer that is executed and there can be no assurances as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV.
As of June 30, 2024, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	07/01/24	07/15/24	07/31/24	$ 0.286500
	08/01/24	08/15/24	08/30/24	0.286990
ECAT	07/01/24	07/15/24	07/31/24	0.299020
	08/01/24	08/15/24	08/30/24	0.300330
As a result of the discount trigger being met during the first measurement period under the discount management program, BCAT conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The tender offer expired on August 16, 2024 and the results of the tender offer were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	14,916,872	13.9%	2,686,545	2.5%	$16.8854	$45,363,387

(a)	Date the tender offer period began.
On July 22, 2024,  ECAT commenced a tender offer for 2.5% of its outstanding common shares as a result of the discount trigger being met during the first measurement period under the discount management program. The tender offer expired on August 21, 2024 and the results are pending at the time of release of this report.

2024 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Term Trust (“BCAT”) and BlackRock ESG Capital Allocation Term Trust (“ECAT”) (together, the “Funds” and each, a “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6-7, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and each Fund.  The Manager and the Sub-Advisor are referred to herein as “BlackRock.”  The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage;  portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
The Board noted that the engagement of the Sub-Advisor with respect to each Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (“NAV”), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BCAT’s performance relative to BCAT’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-year, three-year and since-inception periods reported, BCAT outperformed, underperformed and underperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for BCAT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BCAT’s underperformance relative to its total return target during the applicable periods.
The Board reviewed and considered ECAT’s performance relative to ECAT’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for the one-year and since-inception periods reported, ECAT outperformed and underperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for ECAT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed ECAT’s underperformance relative to its total return target during the applicable period.

2024 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BCAT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Expense Peers.
The Board noted that ECAT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Expense Peers.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase.  The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and efforts to reduce fund discounts, including continued communication efforts with
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2025, and the Sub-Advisory Agreements among the Manager, the Sub-Advisor and each Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2024 BlackRock Semi-Annual Report to Shareholders

Disclosure of Sub-Advisory Agreements

BlackRock Capital Allocation Term Trust
The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Term Trust (the “Fund”) met on February 29, 2024 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement is substantially similar to the sub-advisory agreements previously approved with respect to certain other funds in the BlackRock Fixed-Income Complex.
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on June 1-2, 2023 (the “June 2023 Meeting”) to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor.  At the June 2023 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2024.  A discussion of the basis for the Board’s approval of the Advisory Agreement at the June 2023 Meeting is included in the semi-annual shareholder report for the Fund for the period ended June 30, 2023. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the June 2023 Meeting with respect to approval of the Advisory Agreement.
Following discussion, the Board, including all of the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.
BlackRock ESG Capital Allocation Term Trust
The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock ESG Capital Allocation Term Trust (the “Fund”) met on February 29, 2024 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement is substantially similar to the sub-advisory agreements previously approved with respect to certain other funds in the BlackRock Fixed-Income Complex.
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on June 1-2, 2023 (the “June 2023 Meeting”) to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor.  At the June 2023 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2024.  A discussion of the basis for the Board’s approval of the Advisory Agreement at the June 2023 Meeting is included in the semi-annual shareholder report for the Fund for the period ended June 30, 2023. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the June 2023 Meeting with respect to approval of the Advisory Agreement.
Following discussion, the Board, including all of the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.
Disclosure of Sub-Advisory Agreements

Additional Information

Proxy Results
The Annual Meeting of Shareholders of BCAT (the “Meeting”) was held on June 26, 2024 for shareholders of record on April 3, 2024 to consider and vote on the election of three Class II Trustees and to consider and vote on a shareholder proposal submitted by an activist hedge fund to terminate the investment management agreement between BCAT and BlackRock Advisors, LLC. There were no broker non-votes.
The vote results in the election of Class II Trustees were as follows:
	R. Glenn Hubbard			W. Carl Kester			John M. Perlowski
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
BCAT	36,796,606	1,233,931	416,268	36,767,130	1,257,139	422,535	36,806,139	1,202,340	438,325

	Shavar Jeffries			Jennifer Raab			Alexander Vindman
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
BCAT	18,076,722	633,243	155,987	18,077,938	632,777	155,237	18,074,208	634,126	157,618
No nominee received the required number of votes to be re-elected or elected to the Board of BCAT. The vote standard to elect Board members is described in BCAT’s most recent proxy statement. R. Glenn Hubbard, W. Carl Kester and John M. Perlowski, incumbent Class II Trustees, will continue to serve as Class II Trustees until their successors have been duly elected and qualified.
The Trustees of BCAT whose term of office continued after the Meeting because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch and Arthur P. Steinmetz.
The shareholder proposal to terminate the investment management agreement between BCAT and BlackRock Advisors, LLC was not approved by shareholders:
	Votes For	Votes Against	Votes Abstain
BCAT	19,900,304	36,705,372	706,048
The vote standard to approve the shareholder proposal is described in BCAT’s most recent proxy statement.
The Annual Meeting of Shareholders of ECAT (the “Meeting”) was held on June 26, 2024 for shareholders of record on April 3, 2024  to consider and vote on the election of four Class I Trustees and three Class II Trustees and to consider and vote on a shareholder proposal submitted by an activist hedge fund to terminate the investment management agreement between ECAT and BlackRock Advisors, LLC. There were no broker non-votes.
The vote results in the election of Class I Trustees were as follows:
	Cynthia L. Egan			Lorenzo A. Flores			Stayce D. Harris
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
ECAT	20,113,587	893,249	331,125	20,105,675	897,368	334,918	20,135,581	879,077	323,303

	Catherine A. Lynch			David Littlewood			David Locala
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
ECAT	20,159,558	868,665	309,738	30,182,780	7,526,344	246,737	30,182,827	7,525,585	247,449

	Athanassios Diplas			Alexander Vindman
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
ECAT	37,492,133	374,523	89,204	30,171,177	7,542,595	242,089
The vote results in the election of Class II Trustees were as follows:
	R. Glenn Hubbard			W. Carl Kester			John M. Perlowski
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
ECAT	20,067,632	917,882	352,448	20,074,220	905,753	357,990	20,075,633	919,147	343,182

	Ilya Gurevich			Shavar Jeffries			Jennifer Raab
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
ECAT	37,337,635	376,293	241,931	30,186,763	7,526,903	242,194	30,341,354	7,528,547	85,959

2024 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

No nominee received the required number of votes to be re-elected or elected to the Board of ECAT. The vote standard to elect Board members is described in ECAT’s most recent proxy statement. Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, and Catherine A. Lynch, incumbent Class I Trustees, will continue to serve as Class I Trustees and R. Glenn Hubbard, W. Carl Kester and John M. Perlowski, incumbent Class II Trustees, will continue to serve as Class II Trustees until their successors have been duly elected and qualified.
The Trustees of ECAT whose term of office continued after the Meeting because they were not up for election are Robert Fairbairn, J. Phillip Holloman and Arthur P. Steinmetz.
The shareholder proposal to terminate the investment management agreement between ECAT and BlackRock Advisors, LLC was not approved by shareholders:
	Votes For	Votes Against	Votes Abstain
ECAT	31,912,474	26,782,838	598,511
The vote standard to approve the shareholder proposal is described in ECAT’s most recent proxy statement.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of each Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Additional Information

Additional Information (continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2024 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock (Singapore) Limited
079912 Singapore
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviation
ABS	Asset-Backed Security
ADR	American Depositary Receipt
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
CR	Custodian Receipt
DAC	Designated Activity Company
ESTR	Euro Short Term Rate
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FREMF	Freddie Mac Multifamily Securities
GO	General Obligation Bonds
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTA	Month Treasury Average
MXIBTIIE	Mexico Interbank TIIE 28-Day
PIK	Payment-in-Kind
PIPE	Private Investment in Public Equity
RB	Revenue Bond
S&P	Standard & Poor’s
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SPDR	Standard & Poor’s Depository Receipt
ST	Special Tax

2024 BlackRock Semi-Annual Report to Shareholders

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
BCAT-06/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, Russ Koesterich, CFA, JD, Managing Director at BlackRock, Kate Moore, Managing Director at BlackRock, Sarah Thompson, CFA, Managing Director at BlackRock and Randy Berkowitz, CFA, Managing Director at BlackRock. Messrs. Rieder, Koesterich and Berkowitz and Mses. Moore and Thompson are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder and Koesterich have been members of the Fund’s portfolio management team since 2020. Mses. Moore and Thompson and Mr. Berkowitz have been members of the Fund’s portfolio management team since 2024.

Information below is with respect to Mses. Moore and Thompson and Mr. Berkowitz who became a portfolio manager to the Fund on June 30, 2024.

Portfolio Manager	Biography
Kate Moore	Managing Director of BlackRock since 2016; Chief Investment Strategist at J.P. Morgan from 2013 to 2016; Senior Global Equity Strategist at BofA Merrill Lynch Global Research from 2009 to 2013.
Sarah Thompson, CFA	Managing Director of BlackRock, Inc. since 2013.
Randy Berkowitz, CFA	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2014 to 2021.

(a)(2) As of June 30, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kate Moore	1	4	0	0	0	0
	$1.91 Billion	$857.8 Million	$0	$0	$0	$0
Sarah Thompson, CFA	2	4	0	0	0	0
	$2.82 Billion	$1.68 Billion	$0	$0	$0	$0
Randy Berkowitz, CFA	3	4	0	0	0	0
	$3.35 Billion	$1.68 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that [a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of June 30, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of June 30, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1- and 5-year periods, as applicable, is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Kate Moore	S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.
Sarah Thompson, CFA	MSCI World Net TR Index.
Randy Berkowitz, CFA	MSCI ACWI Minimum Volatility (USD) Index (USD) and MSCI World Net TR Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of June 30, 2024.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kate Moore	None
Sarah Thompson, CFA	None
Randy Berkowitz, CFA	$100,001 - $500,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]

The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: August 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Term Trust

Date: August 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Term Trust

Date: August 23, 2024